UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22819

                        ETFis Series Trust I
(Exact name of registrant as specified in charter)

1540 Broadway, 16th Floor
                                 New York, NY 10036
(Address of principal executive offices) (Zip code)

ETFis Series Trust I

c/o Corporation Service Company

2711 Centerville Road, Suite 400

                        Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

INFRACAP REIT PREFERRED ETF
VIRTUS GLOVISTA EMERGING MARKETS ETF
VIRTUS INFRACAP U.S. PREFERRED STOCK ETF
VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF
VIRTUS LIFESCI BIOTECH PRODUCTS ETF
VIRTUS NEWFLEET MULTI-SECTOR BOND ETF
VIRTUS PRIVATE CREDIT STRATEGY ETF
VIRTUS REAL ASSET INCOME ETF
VIRTUS WMC GLOBAL FACTOR OPPORTUNITIES ETF
INFRACAP MLP ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also other communications such as prospectuses from the Fund electronically, or you alternatively may elect to receive all future shareholder reports in paper free of charge. Please contact your financial intermediary to make your request and to determine whether an election made with the financial intermediary will apply to all funds in which you own shares through that intermediary.

ANNUAL REPORT

October 31, 2019

Shareholder Letter (unaudited)

October 31, 2019
Dear Fellow ETFis Funds Shareholder:

I am pleased to present this annual report for ETFis Series Trust I, which reviews the performance of the following funds within the Trust, including two recent additions, for the twelve months ended October 31, 2019:

•	InfraCap REIT Preferred ETF (PFFR)
•	Virtus Glovista Emerging Markets ETF (EMEM)
•	Virtus InfraCap U.S. Preferred Stock ETF (PFFA)
•	Virtus LifeSci Biotech Clinical Trials ETF (BBC)
•	Virtus LifeSci Biotech Products ETF (BBP)
•	Virtus Newfleet Multi-Sector Bond ETF (NFLT)
•	Virtus Private Credit Strategy ETF (VPC) - Launched on February 7, 2019, this fund seeks investment results that correspond with the price and yield performance of the Indxx Private Credit Index.
•	Virtus Real Asset Income ETF (VRAI) - Launched on February 7, 2019, this fund seeks investment results that correspond with the price and yield performance of the Indxx Real Asset Income Index.
•	Virtus WMC Global Factor Opportunities ETF (VGFO)
•	InfraCap MLP ETF (AMZA)

The report provides financial statements and portfolio information for the above funds. For the funds with a performance history of more than six months, the report also provides commentary from the portfolio manager on how the fund performed relative to the markets in which it invests.

On behalf of Virtus ETF Advisers LLC (the “Adviser”) and our fund Sub-Advisers, thank you for your investment. If you have questions, please contact your financial adviser, or call 1-888-383-0553. We invite you to visit our website, www.virtusetfs.com, to learn more about the funds.

Sincerely,

William Smalley
President

ETFis Series Trust I

This material must be accompanied or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

October 31, 2019
InfraCap REIT Preferred ETF

Management’s Discussion of Operations

Overview

The InfraCap REIT Preferred ETF (the “Fund”) seeks to track the investment results of an index composed of preferred shares listed on U.S. Exchanges and issued by Real Estate Investment Trusts, as represented by the Indxx REIT Preferred Stock Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has a profile similar to the Index. Due to the use of representative sampling, the Fund may or may not own all of the securities that are included in the Index.

Update

In the fiscal year ended October 31, 2019, the Fund’s market value total return (NYSE price change plus dividends) was 14.31%. The total return on Net Asset Value (NAV) was 13.78%. The Fund’s benchmark index, the Indxx REIT Preferred Stock Index, earned a total return of 15.02% during this period.

Preferred shares are fixed income securities, and prices are influenced by changes in long-term interest rates. During the fiscal year, the yield on the 30-year U.S. Treasury bond fell 122 basis points, from 3.39% to 2.17%. Yields on preferred shares fell in response, with prices rising accordingly. While preferred stock performed well, common stocks and Real Estate Investment Trusts exhibited greater potential for total returns.

Top performing preferred stocks for the fiscal year included Washington Prime Group 7½% Cumulative Preferred Series H, Summit Hotel Properties Cumulative Prf. Registered Series E, and City Office REIT Inc., 6.625% Cumulative Pfd. Registered Series A.

Washington Prime Group is a Real Estate Investment Trust with retail properties located in the Midwest.  Investors may have found Washington’s preferred issues to be more compelling and stable than the company’s common shares.

Summit Hotel Properties, Inc. is a Real Estate Investment Trust that owns hotels throughout the U.S.  The company’s common stock and preferred issues performed well during the period as investors viewed Summit’s October announcement of a significant acquisition favorably.

City Office REIT Inc. is a Real Estate Investment Trust that owns office properties in the Southern and Western U.S.   City’s common stock and investor outlook improved during the year which was highlighted during the company’s capital raising roadshow completed in early October 2019.

Detractors from relative performance included Ashford Hospitality Trust Inc. 7.375% Pref Series G, Pebblebrook Hotel Trust 6.3% Cumulative Pfd. Registered Shares Series F and Colony Capital 8.75% Cumulative Prf. Shares Series E.

Pebblebrook Hotel Trust is a hotel operator that, while it has made progress selling non-core assets and deleveraging its balance sheet, is still challenged by its acquisition of LaSalle Hotel Properties.

Ashford Hospitality Trust, Inc. is a Real Estate Investment Trust that invests in full service hotel properties.  Shares of Ashford’s common and preferred issues were under pressure during the period as management addressed concerns of a slowdown in business travel and increased employee costs.

Colony Capital is a diversified Real Estate Investment Trust.  The company’s common and preferred shares underperformed similar issuers when some analysts questioned the complexity of the company’s balance sheet during the period.

EXPOSURE BY SECTOR (%) as of 10/31/19
Mortgage REITs	30.19
Property REITs	69.81
Diversified	21.02
Storage	11.22
Office Property	6.30
Shopping Centers	10.80
Health Care	2.22
Residential	7.54
Hotels	6.83
Industrial	2.18
Data Centers	0.75
Farmlands	0.94
Total	100.00

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

InfraCap REIT Preferred ETF (continued)

TOP 10 HOLDINGS (%) as of 10/31/19
Annaly Capital Management, Inc., Series F	4.2
Annaly Capital Management, Inc., Series D	2.6
Annaly Capital Management, Inc., Series G	2.5
National Retail Properties, Inc., Series F	2.3
Arch Capital Group Ltd., Series F	2.2
Senior Housing Properties Trust	2.2
AGNC Investment Corp., Series C	2.2
Monmouth Real Estate Investment Corp., Series C	2.2
Vornado Realty Trust, Series M	2.2
Colony Capital, Inc., Series I	2.1

EXPOSURE BY RATING (%) as of 10/31/19
A-	10.0%
BBB+	2.8%
BBB	12.0%
BBB-	9.3%
BB+	5.5%
BB	1.9%
B	0.6%
B-	0.8%
NR	57.1%

Credit quality ratings on underlying securities of the Fund are received from S&P, Moody’s, and Fitch and converted to the equivalent S&P major rating category. This breakdown is provided by Infrastructure Capital Advisors and takes the median rating of the three agencies when all three agencies rate a security, the lower of the two ratings if only two agencies rate a security, and one rating if that is all that is provided. Unrated securities do not necessarily indicate low quality. Below investment-grade is represented by a rating of BB and below. Ratings and portfolio credit quality may change over time.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2019

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Index REIT Preferred Stock Index[1]
1 Year	13.78%	14.31%	15.02%
Since Inception[2]	6.28%	6.46%	7.22%

1	The Indxx REIT Preferred Stock Index is a market cap weighted index designed to provide diversified exposure to high yielding liquid preferred securities issued by Real Estate Investment Trusts listed in the U.S. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	February 7, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

InfraCap REIT Preferred ETF (continued)

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Real Estate Investments: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Market Volatility: Securities in the Fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus Glovista Emerging Markets ETF

The Virtus Glovista Emerging Market ETF (the “Fund”) (NYSE: EMEM) is an ETF that seeks to provide passive diversified exposure to stocks in “most favored” Emerging Market countries as identified by a proprietary quantitative methodology. The Fund passively replicates the Solactive Most Favored Nations Emerging Market Index (the “Index”). In the fiscal year ending October 31, 2019, the Index returned 11.18% whereas the Fund’s NAV returned 9.77%.

Emerging Market Equities have underperformed the S&P 500 and International Developed Market Equities during the fiscal year ending October 31, 2019. The performance of equity indices during the first ten months of the fiscal year was mainly driven by two US centered policy developments: (1) a marked dovish turn by the US Federal Reserve, and; (2) the Trump administration’s on-going engagement with China on trade dispute and its resultant impact on global growth and supply chains.

It is important to note the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with foreign currencies then investments traded in that foreign currency will go down in value. For the fiscal year ending October 31, 2019, the U.S. dollar continued a steady rise relative to most currencies relevant to the Fund thereby creating headwinds for most emerging markets and negatively impacting the Fund’s performance.

For the fiscal year ending October 31, 2019, key holdings that contributed to the Fund’s performance included Taiwan Semiconductor Manufacturing Co., Gazprom and Franklin FTSE India ETF. Conversely, SACI Falabella, Empresas COPEC and Sociedad Quimica y Minera de Chile were notable detractors from the Fund’s returns.

At fiscal year end the portfolio was invested in 16 different countries, in line with the Index.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2019

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Solactive Most Favored Nations Emerging Markets Index (net)[1]
1 Year	9.77%	8.39%	11.18%
Since Inception[2]	(2.63)%	(3.07)%	(1.80)%

1	The Solactive Most Favored Nations Emerging Markets Index (net) is an index of stocks from most favored countries selected from a universe of large liquid Emerging Market countries (currently fifteen). The index is designed to provide diversified exposure to stocks within large liquid countries in Emerging Markets while avoiding exposure to the stocks within weakest countries based on Glovista’s proprietary quantitative methodology. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	November 7, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus Glovista Emerging Markets ETF (continued)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus InfraCap U.S. Preferred Stock ETF

Management’s Discussion of Operations

Overview

Virtus InfraCap U.S. Preferred Stock ETF (the “Fund”) seeks current income and, secondarily, capital appreciation through an actively-managed portfolio of high quality, U.S. preferred stocks. Callable preferred securities exhibiting a low or negative yield to call are generally excluded from the portfolio. The Fund utilizes options strategies and modest leverage to enhance income and total return.

Update

The fiscal year ended October 31, 2019 was characterized by extraordinary volatility in interest rates. The Federal Reserve began the period with a rate hike in December 2018 and ended it with three consecutive rate cuts. Rates on 10-year and 30-year U.S. Treasury bonds plunged to historic lows and then rebounded modestly. The yield curve began the period with a modest upward slope, inverted briefly (depending on the measure), and then resumed a modest upward curve by year end.

In the twelve months ending October 31, 2019, the Fund’s market value total return (NYSE price change plus dividends) was 18.97%. The total return on Net Asset Value (NAV) was 18.37%. The Fund’s benchmark index, the S&P U.S. Preferred Stock Index, earned a total return of 11.61% during this period.

Top performing preferred stocks for the fiscal year included Washington Prime Group 7½% Cumulative Preferred Series H, National General Holdings Corp. Deposit Shares Non-Cumulative Prf. Series B, and National General Holdings Corp. 7 ½% Deposit Shares Series C.

Washington Prime Group is a Real Estate Investment Trust with retail properties located in the Midwest, and National General Holdings Corporation provides personal and commercial insurance services to its customers. Investors may have found both issuers’ preferred shares to be more compelling and stable than their respective companies’ common shares.

Detractors from relative performance included Ashford Hospitality Trust Inc. 7.375% Pref Series G, Energy Transfer Operating LP, Cumulative Prf. Units Series D and Colony Capital 8.75% Cumulative Prf. Shares Series E.

Ashford Hospitality Trust Inc. is a Real Estate Investment Trust that invests in full service hotel properties. Shares of Ashford’s common and preferred issues were under pressure during the period as management addressed concerns of a slowdown in business travel and increased employee costs.

Energy Transfer Partners is a provider of midstream energy services. The company was under pressure during the period as was most of the energy sector.

Colony Capital is a diversified Real Estate Investment Trust. The company’s common and preferred shares underperformed similar issuers when some analysts questioned the complexity of the company’s balance sheet during the period.

The Fund’s portfolio composition emphasizes issuers that own long-lived assets that generate free cash flow. Preferred stocks issued by real estate investment trusts (REITs) and energy companies (primarily pipelines) comprised about 46% and 18.5% of the Fund’s total assets, respectively, at fiscal year-end. This compares to weightings of approximately 11% and 3% in the benchmark index. The Fund was underweight financial companies relative to the benchmark index (16% vs. 67% of total assets) but overweight mortgage REITs (24% vs. 4% of total assets). The Fund’s manager believes the high level of liquidity in the mortgage-backed securities market presents a more moderate risk profile than that of traditional bank issuers.

Approximately 37% of total assets were fixed-to-floating rate preferred stocks at fiscal year-end. This compares to almost 27% for the benchmark index. These securities have a fixed rate coupon at issue but become a floating rate security after a specified period of time, typically five or ten years after issuance. This structure provides investors with some protection from a rising rate environment while offering a higher current yield than that which is available on securities with coupon rates that float currently.

Dividend Payments

In the fiscal year ended October 31, 2019 the Fund made monthly dividend payments in the amount of $0.19 per share ($2.28 per year). The Fund plans to continue paying monthly dividends but dividends are not guaranteed.

The Fund’s dividend policy will be reviewed on an annual basis with the expectation that the announced dividend rate can be sustained for a period of 12 — 24 months. The Fund’s dividend is expected to be covered by its investment company taxable income (which includes ordinary income and short-term capital gains less expenses). For the purpose of calculating income available for distribution, some cash payments from REITs or MLPs treated as Return of Capital for tax or GAAP purposes may be included. Expenses include an 80 basis point advisory fee, leverage costs and other miscellaneous fees.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus InfraCap U.S. Preferred Stock ETF (continued)

The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period-to-period. To achieve this objective, the Fund may from time-to-time distribute less than the full amount of income earned during a specific period, withholding some income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

The Fund’s current indicated yield based on its closing price on the New York Stock Exchange on October 31, 2019 ($26.57) was 8.58%. The Fund’s current indicated yield based on its Net Asset Value (NAV) per share ($26.43) was 8.62%.

Use of Leverage

As described in the Fund’s prospectus, the Fund may use modest leverage to help achieve its current income objective. The leverage ratio is expected to be maintained in a range of 10-35% of total assets over the long term. As of October 31, 2019, borrowing amounted to 17.4% of net asset value.

The Fund’s cost of borrowing fell during the fiscal year, and borrowed funds continued to generate an attractive positive spread. The Fund borrows at a 120 basis point premium to the 3-month LIBOR rate. The 3-month LIBOR rate fell to 1.90% at October 31, 2019 from 2.56% at October 31, 2018, and spreads ended the fiscal year modestly wider.

Use of Options

As described in the prospectus, the Fund utilizes options strategies to seek to boost the amount of income available to distribute to shareholders. The primary activity is covered call writing. The activity is focused on a small number of common stocks and ETFs owned by the Fund. The option strategy as implemented by the Fund’s manager was a net benefit to the Fund’s performance.

Outlook

The Fund’s manager believes the preferred stock asset class is inefficiently priced and offers active managers the opportunity to add to benchmark returns. Over the years, special emphasis will be placed on maximizing the Fund’s yield-to-call. The Fund’s manager believes that avoiding issues that are callable and trading at prices above the call price will help achieve that result. Many preferred stock investors, especially passive funds, ignore the risk of owning issues with a negative yield-to-call.

After collapsing to historic lows, long-term Treasury rates are starting to lift, as confidence in global economic growth builds. The Fund’s manager believes wide interest rate spreads over long-duration U.S. Treasury bonds offer substantial protection from rate rises. The correlation between Treasury bond price moves and price swings in preferred stocks is likely to be moderated by the wide spreads.

The Fund’s manager believes that rates for long-duration fixed income securities are likely capped at a low level by investor demand for yield. Long-term U.S. interest rates remain very attractive to global investors and the Fund’s manager believes U.S. inflation indicators suggest a hands-off approach by the Federal Reserve is likely. In a relatively stable interest rate environment, the Fund’s manager believes preferred stock investors should earn attractive risk-adjusted returns.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2019

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	S&P U.S. Preferred Stock Index[1]
1 Year	18.37%	18.97%	11.61%
Since Inception[2]	13.00%	13.37%	8.15%

1	The S&P U.S. Preferred Stock Index measures performance of the U.S. preferred stock market. Preferred stocks pay dividends at a specified rate and receive preference over common stocks in terms of dividend payments and liquidation of assets. The index is calculated on a total return basis with dividend reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	May 15, 2018.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Sector Focus: To the extent the Fund has significant exposure to one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus LifeSci Biotech Clinical Trials ETF

The Virtus LifeSci Biotech Clinical Trials ETF (the “Fund”) seeks to track the LifeSci Biotechnology Clinical Trials Index (the “Index”), which provides passive exposure to U.S.-listed biotechnology stocks with a lead drug in the clinical trial stage of development.

For the fiscal year ended October 31, 2019, the Fund returned -1.67%, compared with the Index return of -1.25%.

Top performing stocks for the fiscal year included Allakos, Inc., which is involved in the development of therapeutic antibodies. The company’s shares doubled after it successfully completed its Phase 2 study for its eosinophil and mast cell antibody. Other positive contributors included Karyopharm Therapeutics, which focuses on the research and development of medicines to treat cancers, and Alder Biopharmaceuticals which is being acquired for $18 per share in cash by Danish Company Lundbeck LLC. The Fund sold its stock in Alder during the fiscal year. Iovance Biotherapuetics, which is involved in the development and commercialization of cancer immunotherapy products, also benefited relative performance. Rounding out the top contributors for the fiscal year were ArQule Inc., which focuses on the research and development of therapeutics to treat cancers and rare diseases, and Amyris Inc., an industrial biotechnology company.

Detractors from relative performance included Akebia Therapeutics, which engages in the development and commercialization of therapeutics for patients with kidney disease. Savara, Inc., a specialty pharmaceutical company involved in the development of serious respiratory diseases, detracted from relative returns. Novavax Inc., which develops vaccines to prevent viral infections, was a poor contributor to performance. The Fund sold its stock in both Savara, Inc. and Novavax Inc. during the fiscal year. Other negative contributors during the period were Adverum Biotechnologies, Inc., a clinical stage company that develops gene therapies for ophthalmic diseases, and KalVista Pharmaceuticals Inc., which produces small molecule protease inhibitors for hereditary angioedema (HAE) and diabetic macular edema (DME).

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2019

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Clinical Trials Index[1]	S&P 500® Index[2]
1 Year	(1.67)%	(1.75)%	(1.25)%	14.33%
Since Inception[3]	1.47%	1.45%	1.98%	11.51%

1	The LifeSci Biotechnology Clinical Trials Index is designed to track the performance of U.S.-listed biotechnology stocks with a lead drug in the clinical trial stage of development, typically a Phase 1, Phase 2 or Phase 3 trial, but prior to receiving marketing approval. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
3	December 16, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus LifeSci Biotech Clinical Trials ETF (continued)

Biotechnology Industry Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus LifeSci Biotech Products ETF

The Virtus LifeSci Biotech Products ETF (the “Fund”) seeks to track the LifeSci Biotechnology Products Index (the “Index”), which provides passive exposure to U.S.-listed biotechnology stocks with at least one drug therapy approved by the U.S. Food & Drug Administration (“FDA”) for marketing.

For the fiscal year ended October 31, 2019, the Fund returned 4.22%, compared with the Index return of 5.32%.

The biggest driver of return for the Fund during the fiscal year was mergers & acquisitions (M&A) activity, particularly among firms in the oncology space. The top contributors to performance included Array BioPharma Inc., which was acquired by Pfizer during the fiscal year, and ACADIA Pharmaceuticals, which addresses central nervous system disorders. The Fund sold its stock in Array during the fiscal year. Other leading performers were Seattle Genetics, which develops antibody drugs for lymphoma, and The Medicines Co., which is a biopharmaceutical company focused on combatting atherosclerosis and cardiovascular disease.

Detractors from relative performance included Sarepta Therapeutics, which is involved in the development of ribonucleic acid, gene therapy, and gene editing. Clovis Oncology, which develops medicines to treat cancer and diagnostics tools to enhance development, also performed poorly during the fiscal year. Intercept Pharmaceuticals, Inc., which is involved in nonalcoholic steatohepatitis (NASH) therapies which treat chronic liver diseases, detracted from performance.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2019

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Products Index[1]	S&P 500® Index[2]
1 Year	4.22%	4.21%	5.32%	14.33%
Since Inception[3]	9.21%	9.20%	10.10%	11.51%

1	The LifeSci Biotechnology Products Index is designed to track the performance of U.S.-listed biotechnology stocks with at least one drug therapy approved by the FDA for marketing. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
3	December 16, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus LifeSci Biotech Products ETF (continued)

Biotechnology Industry Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus Newfleet Multi-Sector Bond ETF

The Virtus Newfleet Multi-Sector Bond ETF (the “Fund”) seeks to provide a high level of current income and, secondarily, capital appreciation.

How did the markets perform during the Fund’s fiscal year ended October 31, 2019?

The 12-month period included multiple challenges, including bouts of elevated volatility. The final quarter of 2018 witnessed a meaningful mispricing of risk assets. This was especially pronounced in December 2018. Fixed income investors, like all market participants, continued to wrestle with volatility brought on by geopolitical developments, trade rhetoric, mixed global economic signals, and central banks’ attempts to normalize monetary policy via policy rate increases and balance sheet adjustments. U.S. economic data stayed on a positive trend, which contrasted with other global economies. During this time, U.S. Treasuries performed well while spread sector performance was mixed. Sectors within the securitized products universe, such as asset-backed securities and residential mortgage-backed securities, generally outperformed, whereas corporate and emerging markets-related sectors lagged. Within most spread sectors, assets with short and intermediate duration and those with higher credit ratings outperformed on a total return basis. The high yield sector was the largest underperformer during the fourth quarter of 2018.

The year 2019 began in stark contrast to how 2018 ended. While many of the same concerns loomed, major global central banks, including the Federal Reserve (the Fed) and the European Central Bank (ECB), reacted to slowing economic activity and tame inflation by pivoting their tone and policy toward easing. This significant development, combined with improved valuations, led investors to favor risk assets. Most spread sectors outperformed through October 2019, led by investment grade corporates, corporate high yield, and emerging markets. Within spread sectors, the asset classes that were hardest hit in late 2018 outperformed during the first 10 months of 2019. Given the change in U.S. interest rates, longer duration within most asset classes outperformed on a total return basis. Securitized sectors, while still positive, lagged other sectors.

At its December 2018 meeting, the Fed raised its target range to 2.25% to 2.50%, up from 2.00% to 2.25%. The Fed, indicating a pivot toward easing of monetary policy early in 2019, signaled that rates are likely on hold for the balance of 2019. The Fed also announced changes to the management of its balance sheet. However, in early June 2019 the Chairman of the Fed indicated they are monitoring the impact of the tariff issues on the U.S. economic outlook, which was interpreted by the market that the Fed had opened the door to the rate cut discussion. The Fed subsequently lowered its target rate at the July, September, and October 2019 meetings to a range of 1.50-1.75%. The Fed continued through the end of the fiscal year to reinforce its view that current policy is appropriate and that it will continue to act to support the economic expansion.

The Treasury yield curve continued to twist and shift broadly flatter and lower during the 12 months ended October 31, 2019, and some segments of the U.S. yield curve remained inverted.

What factors affected the Fund’s performance during its fiscal year?

The outperformance of most spread sectors relative to U.S. Treasuries and agency mortgage-backed securities was the key driver of the Fund’s performance for the fiscal year ended October 31, 2019. Among fixed income sectors, the Fund’s allocations to and issue selection within the corporate high quality, yankee high quality, and emerging markets high yield sectors had a positive impact on performance for the fiscal year.

The Fund’s overall shorter duration relative to the benchmark hurt performance from a total return perspective. During the fiscal year, the Fund’s allocations to high yield bank loans and corporate high yield were the largest detractors from relative performance. Asset-backed and non-agency residential mortgage-backed securities in which the Fund invested also underperformed, given the shorter duration of these sectors during a period when rates were declining, thus detracting from the Fund’s performance.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2019

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Bloomberg Barclays U.S. Aggregate Bond Index[1]
1 Year	7.74%	7.82%	11.51%
Since Inception[2]	4.48%	4.45%	3.55%

1	The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	August 10, 2015.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus Newfleet Multi-Sector Bond ETF (continued)

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visitwww.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus Private Credit Strategy ETF

The Virtus Private Credit Strategy ETF (the “Fund”) strives to deliver an alternative source of yield to traditional fixed income by focusing on the private credit market, particularly companies involved in lending to non-investment grade, small- to mid-sized U.S. companies.

The Fund seeks to track the Indxx Private Credit Index (the “Index”), which provides passive exposure to U.S.-listed instruments that emphasize private credit, including business development companies (“BDCs”) and closed-end funds (“CEFs”).

For the fiscal period from the Fund’s inception on February 7, 2019, through October 31, 2019, the Fund returned 5.03%, compared with the Index return of 5.54%. The Fund paid a distribution of $1.38 to shareholders during the period.

The best performing groups for the Fund during the fiscal period were BDCs that are involved in debt and equity financing to lower middle-market companies. These included Main Street Capital Corporation and Gladstone Investment Corp. TriplePoint Venture Growth BDC, which focuses on providing financing to companies at the venture growth stage (typically technology, life sciences, and higher growth industries), was another top contributor.

Detractors from relative performance included BDCs primarily involved in both loans and equity investments to middle market companies. These included Blackrock Capital Investment Corp. and Investcorp Credit Management. MCC Capital Partners was another BDC that detracted from performance due to a long merger period with Sierra Income Corp. The Fund sold its stock in MCC Capital Partners during the fiscal year.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2019

	Cumulative Total Return
	Fund Net Asset Value	Fund Market Price	Index Private Credit Index[1]
Since Inception[2]	5.03%	5.03%	5.54%

1	The Indxx Private Credit Index is an index of listed BDCs and CEFs with a private credit focus. The Index is designed to serve as a broad-based benchmark for long-only investments in private credit. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	February 7, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Private Credit Funds: Private credit funds that invest in closed-end funds and business development companies bear the risk of these underlying assets, including liquidity, industry, currency, valuation and credit risks.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus Private Credit Strategy ETF (continued)

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Fund of Funds: Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Closed-End Funds: Closed-end funds may trade at a discount from their net asset values, which may affect whether the fund will realize gains or losses. They may also employ leverage, which may increase volatility.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus Real Asset Income ETF

The Virtus Real Asset Income ETF (the “Fund”) aims to provide passive exposure to high income-producing real asset securities. The Fund seeks to track the Indxx Real Asset Income Index (the “Index”), which is comprised of U.S.-listed securities with a history of dividend growth across three real asset categories:

•	real estate, including real estate development and real estate investment trusts (“REITs”);
•	natural resources, including oil, metals, farmland, and forestry companies; and
•	infrastructure, including utilities, telecoms, and master limited partnerships (“MLPs”).

For the fiscal period from the Fund’s inception on February 7, 2019, through October 31, 2019, the Fund returned 1.87%, compared with the Index return of 2.38%. The Fund paid a distribution of $0.53 to shareholders during the period.

The best performing groups for the Fund during the fiscal period included REITs, electric utilities, and oil & gas pipelines. Top stocks included Community Healthcare Trust, which engages in the acquisition of real estate properties that are leased to hospitals and healthcare systems. Reliance Steel & Aluminum Co., the largest metals distributor in North America, was another leading contributor, due to its strong free cash flow and organic growth. Air Products and Chemicals, Inc., a specialty chemical company that manufactures and distributes atmospheric gases, also contributed to the Fund’s relative returns.

Detractors from relative performance included RPC, Inc., which faced pressure in its fracturing business and reduced its dividend. Telecom Argentina, which sold off in sympathy with Argentina and the telecom sector, detracted from returns. Another negative contributor was Sociedad Quimica y Minera de Chile S.A., which engages in the production and distribution of fertilizers, potassium nitrate, iodine, and lithium chemicals.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2019

	Cumulative Total Return
	Fund Net Asset Value	Fund Market Price	Index Real Asset Income Index[1]
Since Inception[2]	1.87%	1.90%	2.38%

1	The Indxx Real Asset Income Index tracks the performance of US-listed securities in the Real Asset space (Real Estate, Natural Resources and Infrastructure) emphasizing dividend growth. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	February 7, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus Real Asset Income ETF (continued)

Equity REITs: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Infrastructure: A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus WMC Global Factor Opportunities ETF

The Virtus WMC Global Factor Opportunities ETF (the “Fund”) (NYSE: VGFO) is an actively managed ETF that employs a dynamic, global multi-factor strategy that combines a quantitative investment approach with active management. Wellington Management’s proprietary value1, momentum2, and quality3 factors are used to drive stock selection generally within four distinct world regions—the U.S., Japan, Europe, and Emerging Markets—to create a diversified portfolio which seeks to adapt to changes in the risk environment.

Global equities rose over the trailing twelve-month period ended October 31, 2019, as measured by the MSCI All Country World Index. While U.S. equities led global markets during the period, Europe, Japan, and Emerging Market equities all posted positive gains. Across developed markets, a risk-off sentiment dominated as risk-aversion factors such as low volatility and expressions of quality outperformed other factor classes. Factor behavior was more varied in Emerging Markets, where trend-following factors such as momentum and growth led markets alongside expressions of quality. This occurred as investors grappled with ongoing macro uncertainties including slowing global growth and ongoing trade disputes between the United States and its trading partners.

During the fiscal year ended October 31, 2019, the Fund’s NAV increased by 11.32%, underperforming its benchmark, the MSCI All Country World Index (Net), which rose by 12.59%. Each of the four regions underperformed their respective benchmarks, however positioning in the United States was the most significant detractor.

Across each of the four regions, the portfolio’s exposure to value names detracted. While this exposure was a headwind across the portfolio, the types of companies that the value factor selected differed by geography. In the United States, for example, the factor allocated to underperforming Consumer Discretionary stocks including Macy’s and Kohl’s, which detracted most. The Fund sold its stock in Macy’s during the fiscal year. In Emerging Markets, the value factor’s Energy exposure was a headwind as it was both overweight the sector and owned underperforming names such as China Petroleum & Chemical Corp. which also detracted from the Fund’s relative performance.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

1	Value factor is defined as one that captures the extent to which a stock is priced inexpensively in the market.
2	Momentum factor is defined as one that captures sustained relative performance.
3	Quality factor is defined as one based on low volatility.

Performance as of 10/31/2019

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	MSCI All Country World Index (net)[1]
1 Year	10.60%	10.75%	12.59%
Since Inception[2]	5.16%	5.33%	6.06%

1	The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	October 10, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

Virtus WMC Global Factor Opportunities ETF (continued)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: Events negatively affecting the fiscal stability of a state, country, or region will cause the value of the Fund’s shares to decrease. Because the Fund concentrates its assets in a state, country, or region, the Fund is more vulnerable to those areas’ financial, economic, or other political developments.

Equity REITs: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

InfraCap MLP ETF

Management’s Discussion of Operations

Overview

InfraCap MLP ETF (the “Fund”) is an actively-managed portfolio of midstream energy master limited partnerships (“MLPs”) and related general partners. The Fund also utilizes options strategies and leverage to enhance income and total return.

The Fund focuses on the midstream MLP sector because most of these companies have a long-term history of relatively stable and growing cash distributions. These companies are typically involved in the production, gathering, transportation, storage, and processing of oil, natural gas, natural gas liquids, and refined products.

Performance

Fiscal year 2019 began with WTI Crude Oil prices declining from $65 per barrel to $45 per barrel during November and December 2018. Midstream MLP stocks traded down with crude prices and the benchmark, the Alerian MLP Infrastructure Index, nearly broke the low set in February 2016 when crude prices had dipped below $35 per barrel.

MLP stocks then rebounded in early 2019 as crude oil prices rose and the Federal Reserve signaled their intention to cut interest rates. In fact, monetary policies around the globe were implemented to prioritize additional economic growth.

As a result of pressure on MLPs from seasonal weakness and geopolitical forces, including trade wars and discussions of cuts in fossil fuel emissions, the sector experienced downward pricing trends later in the fiscal year. Such pressure caused many MLPs to trade at levels that appear to be below their respective, historic valuations relative to most fundamental metrics.

In the fiscal year ended October 31, 2019, the Fund had a net return of -15.62% at net asset value. The Fund’s benchmark index, the Alerian MLP Infrastructure Index, had a net loss of 4.81% during this fiscal year. During this same period, the total return on the S&P 500 index was 14.33%.

Top performing MLPs in the Fund included Cheniere Energy Partners, LP, TCP Pipelines, LP and NGL Energy Partners, LP which mitigated some of the downward pressure.

While EnLink Midstream LLC, DCP Midstream LP and Enable Midstream Partners LP were the Fund holdings that most contributed the Fund’s poor returns during the fiscal year.

Dividend Payments

In January 2019, the Fund’s annual dividend rate was reduced to $0.96 per share ($0.08 per month) from a rate of $1.32 per year ($0.11 per month). The reset was based on distributable cash flow (“DCF”) projections made in January 2019. Actual DCF fell short of projections. Consequently, the distribution was not fully covered, and the Fund paid out a portion of net capital to cover the shortfall.

The distribution of net capital that was used to meet the targeted dividend rate exacerbated the decline in the Fund’s net asset value already occurring due to the sector’s poor stock performance and volatility.

Use of Leverage

The Fund’s policy is to maintain its leverage ratio in a range of 10-35% over the long term. Leverage fluctuated within the targeted range during the fiscal year, consistent with the Fund’s investment objective to seek total return. Total leverage represented 24.6% of net assets at year-end, which was near the center of the long-term target range.

The Fund’s cost of borrowing fell slightly during the fiscal year while the average yield on midstream MLPs rose, as measured by the Alerian MLP Infrastructure Index, to 9.42% at year-end, as compared to 8.16% one year ago. This higher yield, along with lower borrowing costs gave the Fund managers justification to continue using leverage.

Use of Options

The Fund seeks to generate additional income for distribution to investors by writing call and put options. The primary activity is writing “covered” calls on positions held by the Fund. The Fund has also used options for hedging purposes.

During the fiscal year, the Fund’s emphasis was on writing short-duration covered call options, and the average maturity of the option portfolio was less than 27 days. The Fund used these option strategies to maximize the capture of premium decay and manage short term risks. The option strategy as implemented by the Fund’s manager was a net benefit to the Fund’s performance.

Consolidation within the MLP Stocks enhanced the liquidity in the single-stock options market as larger MLPs typically have more liquid markets for issued options.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

InfraCap MLP ETF (continued)

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2019

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Alerian MLP Infrastructure Index[1]	S&P 500® Index[2]
1 Year	(15.62)%	(16.17)%	(4.81)%	14.33%
5 Years	(14.70)%	(14.74)%	(8.66)%	10.78%
Since Inception[3]	(15.02)%	(15.09)%	(9.02)%	11.40%

1	The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs), whose constituents earn the majority of their cash flow from the transportation, storage, and processing of energy commodities. The index is calculated using a float-adjusted, capitalization-weighted methodology on a total-return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
3	October 1, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Interest Rate Risk: As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments. Additionally, when investors have heightened fears about the economy, the risk spread between MLPs and competing investment options can widen, which may have an adverse effect on the stock price of MLPs. Rising interest rates may increase the potential cost of MLPs financing projects or cost of operations, and may affect the demand for MLP investments, either of which may result in lower performance by or distributions from the Fund’s MLP investments.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Short Sales: The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

InfraCap MLP ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2019

InfraCap MLP ETF (continued)

Supplemental Financial Data

The information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which is meaningful to understanding the operating performance of the Fund. DCF is the functional equivalent of EBITDA for non-investment companies. The Fund manager believes it is an important supplemental measure of performance. This information is supplemental, is not inclusive of required financial disclosures (such as Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Year ended Oct 31, 2019	Year ended Oct 31, 2018	Year ended Oct 31, 2017
Investment Income
Distributions from master limited partnerships	$40,237,090	$53,597,522	$28,081,000
Dividend income	7,454,836	2,774,933	764,352
Net realized gain (loss) from written and purchased option contracts	11,508,877	40,949,800	24,504,456
Total Investment Income	59,200,803	97,322,255	53,349,808
Operating Expenses
Sub-Advisory Fees	4,223,872	5,771,439	3,225,917
Franchise Tax Expense	27,083	12,675	5,088
Total	4,250,955	5,784,114	3,231,005
Distributable cash flow before leverage costs	54,949,848	91,538,141	50,118,803
Dividend and interest expenses	6,421,097	8,734,418	3,203,804
Distributable Cash Flow	$48,528,751	$82,803,723	$46,914,999
Distributions to Shareholders	$81,518,004	$119,404,506	78,416,009
Dividend Coverage Ratio	60%	69%	60%

	3 months ended Oct 31, 2019	3 months ended Jul 31, 2019	3 months ended Apr 30, 2019	3 months ended Jan 31, 2019
Investment Income
Distributions from master limited partnerships	12,830,366	8,688,681	9,008,538	9,709,505
Dividend income	1,494,523	2,450,322	1,586,148	1,923,843
Net realized gain (loss) from written and purchased option contracts	5,273,934	4,925,802	4,117,254	(2,808,113)
Total Investment Income	19,598,823	16,064,805	14,711,940	8,825,235
Operating Expenses
Sub-Advisory Fees	885,455	1,099,149	1,091,949	1,147,319
Franchise Tax Expense	27,083	—	—	—
Total	912,538	1,099,149	1,091,949	1,147,319
Distributable cash flow before leverage costs	18,686,285	14,965,656	13,619,991	7,677,916
Dividend and interest expenses	1,141,824	1,474,683	1,385,503	2,419,087
Distributable Cash Flow	$17,544,461	$13,490,973	$12,234,488	$5,258,829
Distributions to Shareholders	$18,192,001	$19,740,001	$19,136,001	$24,450,001
Dividend Coverage Ratio	96%	68%	64%	22%

Portfolio Composition

October 31, 2019 (unaudited)
Asset Allocation as of 10/31/2019 (based on net assets)

InfraCap REIT Preferred ETF
Real Estate	64.7%
Financials	34.2%
Other Assets in Excess of Liabilities	1.1%
Total	100.0%

Virtus Glovista Emerging Markets ETF
China	8.9%
Thailand	8.1%
Taiwan	8.0%
United States	7.2%
Malaysia	7.2%
Philippines	7.1%
Russia	7.0%
Turkey	7.0%
South Korea	6.9%
Chile	6.4%
Brazil	6.0%
South Africa	5.9%
Mexico	5.9%
Poland	4.9%
Indonesia	1.9%
India	1.3%
Spain	0.1%
Other Assets in Excess of Liabilities	0.2%
Total	100.0%

Virtus InfraCap U.S. Preferred Stock ETF
Real Estate	46.1%*
Financials	40.0%*
Energy	18.5%
Utilities	7.6%
Communication Services	6.2%
Industrials	3.4%
Equity Funds	(4.1)%
Written Options	(0.3)%
Liabilities in Excess of Other Assets	(17.4)%
Total	100.0%

*	Amounts represent investments in particular sectors. No industry within these sectors represented more than 25% of the Fund’s total assets at the time of investment.

Portfolio Composition (continued)

October 31, 2019 (unaudited)
Asset Allocation as of 10/31/2019 (based on net assets)

Virtus LifeSci Biotech Clinical Trials ETF
Health Care	98.8%
Materials	0.9%
Money Market Fund	13.1%
Liabilities in Excess of Other Assets	(12.8)%
Total	100.0%

Virtus LifeSci Biotech Products ETF
Health Care	98.6%
Money Market Fund	6.5%
Liabilities in Excess of Other Assets	(5.1)%
Total	100.0%

Virtus Newfleet Multi-Sector Bond ETF
Corporate Bonds	33.9%
Foreign Bonds	24.0%
Mortgage Backed Securities	12.0%
U.S. Government Securities	11.0%
Term Loans	9.9%
Asset Backed Securities	6.2%
Warrant	0.1%
Common Stock	0.1%
Money Market Fund	1.8%
Other Assets in Excess of Liabilities	1.0%
Total	100.0%

Virtus Private Credit Strategy ETF
Financials	65.4%
Closed-End Funds	33.0%
Money Market Fund	4.3%
Liabilities in Excess of Other Assets	(2.7)%
Total	100.0%

Virtus Real Asset Income ETF
Real Estate	32.7%
Energy	28.6%
Materials	19.8%
Communication Services	6.8%
Utilities	4.5%
Financials	2.4%
Consumer Staples	2.2%
Industrials	1.2%
Money Market Fund	4.0%
Liabilities in Excess of Other Assets	(2.2)%
Total	100.0%

Portfolio Composition (continued)

October 31, 2019 (unaudited)
Virtus WMC Global Factor Opportunities ETF
Financials	23.5%
Information Technology	14.3%
Health Care	11.8%
Industrials	10.7%
Consumer Staples	9.1%
Consumer Discretionary	8.7%
Real Estate	4.9%
Utilities	4.9%
Communication Services	4.6%
Materials	3.7%
Energy	3.3%
Other Assets in Excess of Liabilities	0.5%
Total	100.0%

InfraCap MLP ETF
Energy	129.8%
Purchased Options	0.1%
Written Options	(0.3)%
Liabilities in Excess of Other Assets	(29.6)%
Total	100.0%

Shareholder Expense Examples (unaudited)

We believe it is important for you to understand the impact of costs on your investment. All funds have operating expenses. As a shareholder of the InfraCap REIT Preferred ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus WMC Global Factor Opportunities ETF and InfraCap MLP ETF (each, a “Fund”) you may incur two types of costs: (1) transaction costs, which include brokerage commissions that you pay when purchasing or selling shares of a Fund; and (2) ongoing costs, which include advisory fees and other fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (May 1, 2019 to October 31, 2019), except as noted in footnotes below.

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
InfraCap REIT Preferred ETF
Actual	$1,000.00	$1,067.80	0.45%	$2.35
Hypothetical(1)	$1,000.00	$1,022.94	0.45%	$2.29
Virtus Glovista Emerging Markets ETF
Actual	$1,000.00	$993.00	0.65%	$3.27
Hypothetical(1)	$1,000.00	$1,021.93	0.65%	$3.31
Virtus InfraCap U.S. Preferred Stock ETF
Actual	$1,000.00	$1,089.70	0.80%	$4.21
Hypothetical(1)	$1,000.00	$1,021.17	0.80%	$4.08
Virtus LifeSci Biotech Clinical Trials ETF
Actual	$1,000.00	$950.20	0.79%	$3.89
Hypothetical(1)	$1,000.00	$1,021.22	0.79%	$4.03
Virtus LifeSci Biotech Products ETF
Actual	$1,000.00	$903.90	0.79%	$3.79
Hypothetical(1)	$1,000.00	$1,021.22	0.79%	$4.03
Virtus Newfleet Multi-Sector Bond ETF
Actual	$1,000.00	$1,033.60	0.80%	$4.10
Hypothetical(1)	$1,000.00	$1,021.17	0.80%	$4.08
Virtus Private Credit Strategy ETF
Actual	$1,000.00	$998.90	0.75%	$3.78
Hypothetical(1)	$1,000.00	$1,021.42	0.75%	$3.82
Virtus Real Asset Income ETF
Actual	$1,000.00	$988.10	0.55%	$2.76
Hypothetical(1)	$1,000.00	$1,022.43	0.55%	$2.80
Virtus WMC Global Factor Opportunities ETF
Actual	$1,000.00	$1,014.80	0.49%	$2.49
Hypothetical(1)	$1,000.00	$1,022.74	0.49%	$2.50
InfraCap MLP ETF
Actual	$1,000.00	$849.60	0.95%	$4.43
Hypothetical(1)	$1,000.00	$1,020.42	0.95%	$4.84

1	Assuming 5% return before expenses.
2	Annualized expense ratios reflect expenses net of waived fees or reimbursed expenses, if applicable.
3	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Schedule of Investments — InfraCap REIT Preferred ETF

October 31, 2019

Security Description	Shares	Value

PREFERRED STOCKS — 98.9%

Financials — 34.2%
AGNC Investment Corp., Series C, 7.00%	31,681	$821,488
AGNC Investment Corp., Series D, 6.88%	19,701	500,011
Annaly Capital Management, Inc., Series D, 7.50%	38,562	990,272
Annaly Capital Management, Inc., Series F, 6.95%	60,359	1,571,748
Annaly Capital Management, Inc., Series G, 6.50%	35,628	920,984
Apollo Global Management, Inc., Series B, 6.38%	25,149	677,263
Arch Capital Group Ltd., Series F, 5.45%	32,167	834,734
ARMOUR Residential REIT, Inc., Series B, 7.88%	14,160	355,133
Chimera Investment Corp., Series A, 8.00%	12,155	320,284
Chimera Investment Corp., Series B, 8.00%	27,245	719,268
Chimera Investment Corp., Series C, 7.75%	21,797	548,849
Chimera Investment Corp., Series D, 8.00%	16,765	431,531
Exantas Capital Corp., 8.63%	10,060	262,868
Invesco Mortgage Capital, Inc., Series B, 7.75%	12,994	361,753
Invesco Mortgage Capital, Inc., Series C, 7.50%	24,101	643,015
New York Mortgage Trust, Inc., Series D, 8.00%	11,667	297,275
PennyMac Mortgage Investment Trust, Series A, 8.13%	9,641	259,632
PennyMac Mortgage Investment Trust, Series B, 8.00%	16,346	428,265
Two Harbors Investment Corp., Series A, 8.13%	12,060	335,389
Two Harbors Investment Corp., Series B, 7.63%	24,116	632,080
Two Harbors Investment Corp., Series C, 7.25%	24,745	634,214
Two Harbors Investment Corp., Series E, 7.50%	16,765	421,807
Total Financials		12,967,863
Real Estate — 64.7%
American Homes 4 Rent, Series F, 5.88%	15,109	394,949
American Homes 4 Rent, Series G, 5.88%	11,209	297,599
American Homes 4 Rent, Series H, 6.25%	11,209	301,858
Ashford Hospitality Trust, Inc., Series F, 7.38%	11,698	256,069
Ashford Hospitality Trust, Inc., Series G, 7.38%	15,109	318,800
Ashford Hospitality Trust, Inc., Series H, 7.50%	9,260	200,942
Ashford Hospitality Trust, Inc., Series I, 7.50%	13,160	281,229
Bluerock Residential Growth REIT, Inc., Series A, 8.25%	13,942	369,045
Brookfield Property Partners LP, Series A-1, 6.50%	17,937	479,097
Cedar Realty Trust, Inc., Series C, 6.50%	12,185	284,520
City Office REIT, Inc., Series A, 6.63%	10,925	287,327
Colony Capital, Inc., Series B, 8.25%	14,899	378,286
Colony Capital, Inc., Series E, 8.75%	24,369	621,653

Security Description	Shares	Value
PREFERRED STOCKS (continued)
Real Estate (continued)
Colony Capital, Inc., Series H, 7.13%	28,041	$669,899
Colony Capital, Inc., Series I, 7.15%	33,651	800,894
Colony Capital, Inc., Series J, 7.13%	30,724	730,617
Digital Realty Trust, Inc., Series J, 5.25%	19,496	509,041
Digital Realty Trust, Inc., Series K, 5.85%	20,470	559,445
EPR Properties, Series G, 5.75%	14,623	383,854
Farmland Partners, Inc., Series B, 6.00%	14,557	352,134
Federal Realty Investment Trust, Series C, 5.00%	14,623	375,811
Global Net Lease, Inc., Series A, 7.25%	14,554	381,460
Hersha Hospitality Trust, Series D, 6.50%	18,768	463,945
Hersha Hospitality Trust, Series E, 6.50%	9,754	247,361
Kimco Realty Corp., Series L, 5.13%	21,931	557,047
Kimco Realty Corp., Series M, 5.25%	25,782	668,785
Monmouth Real Estate Investment Corp., Series C, 6.13%	32,715	817,875
National Retail Properties, Inc., Series F, 5.20%	33,630	871,017
National Storage Affiliates Trust, Series A, 6.00%	16,815	443,580
Office Properties Income Trust, 5.88%	30,219	788,112
Pebblebrook Hotel Trust, Series F, 6.30%	14,623	374,056
Pennsylvania Real Estate Investment Trust, Series C, 7.20%	16,815	342,522
Pennsylvania Real Estate Investment Trust, Series D, 6.88%	12,185	265,389
PS Business Parks, Inc., Series W, 5.20%	18,496	473,313
PS Business Parks, Inc., Series X, 5.25%	22,420	580,678
PS Business Parks, Inc., Series Y, 5.20%	19,496	505,921
Public Storage, Series C, 5.13%	16,586	426,426
Public Storage, Series D, 4.95%	26,957	688,751
Public Storage, Series E, 4.90%	29,029	737,337
Public Storage, Series F, 5.15%	23,225	609,424
Public Storage, Series G, 5.05%	24,882	643,449
Public Storage, Series H, 5.60%	23,640	654,119
QTS Realty Trust, Inc., Series A, 7.13%	10,430	280,358
Senior Housing Properties Trust, 5.63%	34,132	832,821
SITE Centers Corp., Series A, 6.38%	17,058	460,566
Spirit Realty Capital, Inc., Series A, 6.00%	16,815	439,376
Summit Hotel Properties, Inc., Series E, 6.25%	15,595	417,166
UMH Properties, Inc., Series C, 6.75%	23,762	639,198
Vornado Realty Trust, Series M, 5.25%	31,144	811,613
Washington Prime Group, Inc., Series H, 7.50%	9,747	222,232
Total Real Estate		24,496,966
TOTAL INVESTMENTS — 98.9%
(Cost $36,597,205)		37,464,829
Other Assets in Excess of Liabilities — 1.1%		420,505
Net Assets — 100.0%		$37,885,334

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap REIT Preferred ETF (continued)

October 31, 2019

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Preferred Stocks	$37,464,829	$—	$—	$37,464,829
Total	$37,464,829	$—	$—	$37,464,829

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Glovista Emerging Markets ETF

October 31, 2019

Security Description	Shares	Value
COMMON STOCKS — 91.9%
Brazil — 5.4%
Ambev SA(1)	4,268	$18,395
Atacadao SA	544	2,592
B2W Cia Digital*	247	3,129
B3 SA—Brasil Bolsa Balcao	1,916	23,113
Banco Bradesco SA(1)	3,508	30,730
Banco do Brasil SA	1,071	12,858
Banco Santander Brasil SA	3,012	35,343
BB Seguridade Participacoes SA	634	5,370
BR Malls Participacoes SA	809	3,096
BRF SA*	760	6,729
CCR SA	1,057	4,333
Cia de Saneamento Basico do Estado de Sao Paulo	321	4,372
Cogna Educacao	1,502	3,622
Cosan SA	148	2,133
Embraer SA(1)	178	3,092
Engie Brasil Energia SA	246	2,776
Equatorial Energia SA	195	4,954
Gerdau SA(1)	985	3,241
Hapvida Participacoes e Investimentos SA(2)	198	2,780
Hypera SA	348	2,978
IRB Brasil Resseguros SA	831	7,830
Itau Unibanco Holding SA(1)	4,427	39,976
Localiza Rent a Car SA	529	5,696
Lojas Renner SA	749	9,478
Magazine Luiza SA	506	5,632
Multiplan Empreendimentos Imobiliarios SA	384	2,797
Natura Cosmeticos SA	330	2,564
Notre Dame Intermedica Participacoes SA	507	7,585
Petrobras Distribuidora SA	321	2,264
Petroleo Brasileiro SA(1)	2,065	31,161
Raia Drogasil SA	183	5,019
Rumo SA*	991	5,634
Sul America SA	351	4,226
Suzano SA	527	4,289
TIM Participacoes SA	771	2,195
TOTVS SA	152	2,360
Transmissora Alianca de Energia Eletrica SA	332	2,391
Ultrapar Participacoes SA	723	3,402
Vale SA*(1)	2,965	34,809
WEG SA	714	4,540
YDUQS Part	284	2,780
Total Brazil		362,264
Chile — 6.3%
Aguas Andinas SA Class A	23,519	10,783
Banco de Chile	242,697	31,253
Banco de Credito e Inversiones SA	417	23,217
Banco Santander Chile	574,439	35,639
Cencosud SA	13,225	17,958
Cia Cervecerias Unidas SA	1,381	13,780
Colbun SA	66,538	11,480
Empresa Nacional de Telecomunicaciones SA*	1,217	9,520
Empresas CMPC SA	10,434	23,778
Empresas COPEC SA	3,816	34,121
Enel Americas SA	220,581	41,195
Enel Chile SA	253,828	20,875
Engie Energia Chile SA	4,484	6,651
Itau CorpBanca	1,355,525	8,225

Security Description	Shares	Value
COMMON STOCKS (continued)
Chile (continued)
Latam Airlines Group SA	2,185	$24,160
Parque Arauco SA	5,561	14,622
SACI Falabella	9,737	49,565
Sociedad Quimica y Minera de Chile SA(1)	1,470	39,955
Vina Concha y Toro SA	4,081	7,512
Total Chile		424,289
China — 8.9%
58.com, Inc.*(1)	50	2,641
AAC Technologies Holdings, Inc.	331	2,154
Agricultural Bank of China Ltd. Class H	14,174	5,843
Alibaba Group Holding Ltd.*(1)	660	116,602
Anhui Conch Cement Co. Ltd. Class H	407	2,439
ANTA Sports Products Ltd.	367	3,597
Autohome, Inc.*(1)	55	4,651
Baidu, Inc.*(1)	123	12,528
Bank of China Ltd. Class H	38,577	15,803
Bank of Communications Co. Ltd. Class H	6,533	4,469
China CITIC Bank Corp. Ltd. Class H	3,165	1,838
China Conch Venture Holdings Ltd.	762	2,985
China Construction Bank Corp. Class H	109,204	87,938
China Everbright Bank Co. Ltd. Class H	5,870	2,704
China Life Insurance Co. Ltd. Class H	3,498	9,107
China Merchants Bank Co. Ltd. Class H	1,852	8,863
China Minsheng Banking Corp. Ltd. Class H	2,850	1,997
China Pacific Insurance Group Co. Ltd. Class H	1,331	4,841
China Petroleum & Chemical Corp. Class H	12,113	6,956
China Shenhua Energy Co. Ltd. Class H	1,185	2,411
China Telecom Corp. Ltd. Class H	4,841	2,063
China Vanke Co. Ltd. Class H	629	2,300
CITIC Securities Co. Ltd. Class H	635	1,170
Country Garden Holdings Co. Ltd.	2,506	3,492
Ctrip.com International Ltd.*(1)	243	8,017
ENN Energy Holdings Ltd.	266	3,048
GDS Holdings Ltd.*(1)	65	2,709
Huazhu Group Ltd.(1)	127	4,808
Industrial & Commercial Bank of China Ltd. Class H	40,376	29,061
iQIYI, Inc.*(1)	98	1,708
JD.com, Inc.*(1)	507	15,793
Li Ning Co. Ltd.	889	3,024
Longfor Group Holdings Ltd.(2)	532	2,213
Momo, Inc.(1)	82	2,749
NetEase, Inc.(1)	56	16,008
New Oriental Education & Technology Group, Inc.*(1)	73	8,910
PetroChina Co. Ltd. Class H	9,766	4,798
PICC Property & Casualty Co. Ltd. Class H	3,172	4,028
Ping An Insurance Group Co. of China Ltd. Class H	2,588	29,972
Postal Savings Bank of China Co. Ltd. Class H(2)	4,557	2,925
Sunac China Holdings Ltd.	1,120	5,103
Sunny Optical Technology Group Co. Ltd.	243	3,932
TAL Education Group*(1)	165	7,064
Tencent Holdings Ltd.	2,673	109,431
Vipshop Holdings Ltd.*(1)	236	2,723
Want Want China Holdings Ltd.	2,601	2,197

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Glovista Emerging Markets ETF (continued)

October 31, 2019

Security Description	Shares	Value
COMMON STOCKS (continued)
China (continued)
Weibo Corp.*(1)	56	$2,755
Wuxi Biologics Cayman, Inc.*(2)	295	3,482
Yum China Holdings, Inc.	163	6,928
ZTO Express Cayman, Inc.(1)	243	5,346
Total China		598,124
India — 1.3%
Axis Bank Ltd.(3)	60	3,114
Dr Reddy’s Laboratories Ltd.(1)	34	1,331
HDFC Bank Ltd.(1)	677	41,358
ICICI Bank Ltd.(1)	1,428	18,607
Infosys Ltd.(1)	105	1,007
Larsen & Toubro Ltd.(3)	444	9,368
Mahindra & Mahindra Ltd.(3)	125	1,069
Reliance Industries Ltd.(2)(3)	103	4,228
State Bank of India*(3)	92	3,984
Tata Motors Ltd.*(1)	53	640
Vedanta Ltd.(1)	57	475
Total India		85,181
Indonesia — 1.9%
Ace Hardware Indonesia Tbk PT	8,023	966
Adaro Energy Tbk PT	16,699	1,558
Astra International Tbk PT	23,412	11,592
Bank Central Asia Tbk PT	12,244	27,433
Bank Mandiri Persero Tbk PT	21,555	10,787
Bank Negara Indonesia Persero Tbk PT	8,659	4,734
Bank Rakyat Indonesia Persero Tbk PT	60,535	18,156
Barito Pacific Tbk PT	28,525	1,931
Chandra Asri Petrochemical Tbk PT	1,763	1,193
Charoen Pokphand Indonesia Tbk PT	9,790	4,394
Ciputra Development Tbk PT	12,026	951
Gudang Garam Tbk PT	530	2,118
Hanjaya Mandala Sampoerna Tbk PT	10,253	1,556
Indah Kiat Pulp & Paper Corp. Tbk PT	2,831	1,467
Indocement Tunggal Prakarsa Tbk PT	2,095	2,985
Indofood CBP Sukses Makmur Tbk PT	2,644	2,190
Indofood Sukses Makmur Tbk PT	5,206	2,856
Jasa Marga Persero Tbk PT	2,220	862
Kalbe Farma Tbk PT	22,921	2,604
Mitra Keluarga Karyasehat Tbk PT	6,459	1,196
Pabrik Kertas Tjiwi Kimia Tbk PT	1,472	1,109
Perusahaan Gas Negara Tbk PT	12,097	1,818
Semen Indonesia Persero Tbk PT	3,306	2,979
Telekomunikasi Indonesia Persero Tbk PT	55,519	16,256
Unilever Indonesia Tbk PT	1,355	4,221
United Tractors Tbk PT	1,806	2,789
XL Axiata Tbk PT*	4,103	1,038
Total Indonesia		131,739
Malaysia — 7.2%
AirAsia Group Bhd	8,011	3,662
Alliance Bank Malaysia Bhd	5,122	3,530
AMMB Holdings Bhd	5,859	5,595
Axiata Group Bhd	26,272	27,036
Carlsberg Brewery Malaysia Bhd	675	4,481
CIMB Group Holdings Bhd	32,601	40,961
Dialog Group Bhd	16,571	13,801
DiGi.Com Bhd	8,359	9,402

Security Description	Shares	Value
COMMON STOCKS (continued)
Malaysia (continued)
Fraser & Neave Holdings Bhd	431	$3,567
Gamuda Bhd	7,132	6,384
Genting Bhd	9,410	13,084
Genting Malaysia Bhd	12,241	9,404
HAP Seng Consolidated Bhd	1,960	4,681
Hartalega Holdings Bhd	5,451	6,862
Hong Leong Bank Bhd	1,750	7,212
IHH Healthcare Bhd	18,926	25,817
IJM Corp. Bhd	10,373	5,337
Inari Amertron Bhd	10,535	4,967
IOI Corp. Bhd	6,838	7,151
Kuala Lumpur Kepong Bhd	1,192	6,179
Malayan Banking Bhd	19,611	40,363
Malaysia Airports Holdings Bhd	6,255	11,856
Maxis Bhd	4,923	6,350
MISC Bhd	3,491	6,959
Nestle Malaysia Bhd	208	7,203
Petronas Chemicals Group Bhd	8,416	15,046
Petronas Dagangan Bhd	797	4,494
Petronas Gas Bhd	1,745	6,949
PPB Group Bhd	1,866	8,083
Press Metal Aluminium Holdings Bhd	5,140	5,855
Public Bank Bhd	10,469	50,861
QL Resources Bhd	2,812	4,899
RHB Bank Bhd	6,561	9,029
Sime Darby Bhd	12,129	6,589
Sime Darby Plantation Bhd	8,339	9,799
Telekom Malaysia Bhd	10,206	9,184
Tenaga Nasional Bhd	17,386	57,669
Top Glove Corp. Bhd	6,168	6,421
Yinson Holdings Bhd	2,809	4,645
Total Malaysia		481,367
Mexico — 5.9%
Alfa SAB de CV Class A	11,463	9,940
Alsea SAB de CV*	1,357	3,620
America Movil SAB de CV Class L(1)	3,391	53,612
Arca Continental SAB de CV	875	4,888
Banco del Bajio SA(2)	2,753	4,435
Becle SAB de CV	1,096	1,894
Bolsa Mexicana de Valores SAB de CV	1,115	2,445
Cemex SAB de CV(1)	3,269	12,324
Coca-Cola Femsa SAB de CV	1,170	6,429
Concentradora Fibra Danhos SA de CV	3,184	4,803
Corp. Inmobiliaria Vesta SAB de CV	1,047	1,747
El Puerto de Liverpool SAB de CV Class C1	378	1,926
Fibra Uno Administracion SA de CV	6,879	10,449
Fomento Economico Mexicano SAB de CV(1)	499	44,421
Genomma Lab Internacional SAB de CV Class B*	2,331	2,461
Gentera SAB de CV	3,072	3,044
Gruma SAB de CV Class B	482	5,058
Grupo Aeroportuario del Centro Norte SAB de CV	710	4,923
Grupo Aeroportuario del Pacifico SAB de CV Class B	799	8,377
Grupo Aeroportuario del Sureste SAB de CV Class B	369	6,051
Grupo Bimbo SAB de CV, Series A	3,028	5,626

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Glovista Emerging Markets ETF (continued)

October 31, 2019

Security Description	Shares	Value
COMMON STOCKS (continued)
Mexico (continued)
Grupo Carso SAB de CV, Series A1	4,768	$15,962
Grupo Cementos de Chihuahua SAB de CV	714	3,991
Grupo Elektra SAB de CV	132	9,593
Grupo Financiero Banorte SAB de CV Class O	7,120	38,864
Grupo Financiero Inbursa SAB de CV Class O	14,070	17,481
Grupo Mexico SAB de CV, Series B	6,520	17,174
Grupo Televisa SAB(1)	1,219	13,470
Industrias Penoles SAB de CV	255	3,060
Infraestructura Energetica Nova SAB de CV*	1,122	4,960
Kimberly-Clark de Mexico SAB de CV Class A*	3,406	6,868
Megacable Holdings SAB de CV	1,949	8,007
Orbia Advance Corp. SAB de CV	2,325	5,017
PLA Administradora Industrial S de RL de CV	1,956	3,232
Prologis Property Mexico SA de CV	1,572	3,355
Promotora y Operadora de Infraestructura SAB de CV	283	2,618
Qualitas Controladora SAB de CV	874	3,769
Regional SAB de CV	788	4,186
Telesites SAB de CV*	7,523	4,920
Wal-Mart de Mexico SAB de CV	11,532	34,608
Total Mexico		399,608
Philippines — 7.1%
Aboitiz Equity Ventures, Inc.	12,952	14,280
Aboitiz Power Corp.	9,655	7,601
Alliance Global Group, Inc.	25,826	5,843
Ayala Corp.	1,822	30,878
Ayala Land, Inc.	51,073	48,864
Bank of the Philippine Islands	11,348	21,692
BDO Unibank, Inc.	12,448	37,998
Bloomberry Resorts Corp.	26,327	5,183
Globe Telecom, Inc.	199	7,153
GT Capital Holdings, Inc.	613	10,800
International Container Terminal Services, Inc.	9,917	23,197
JG Summit Holdings, Inc.	21,936	32,961
Jollibee Foods Corp.	2,962	13,542
Manila Electric Co.	1,604	10,696
Megaworld Corp.	72,828	6,932
Metro Pacific Investments Corp.	91,543	8,659
Metropolitan Bank & Trust Co.	13,951	18,585
PLDT, Inc.	709	15,369
San Miguel Corp.	2,424	7,977
Security Bank Corp.	3,049	11,969
SM Investments Corp.	3,333	67,652
SM Prime Holdings, Inc.	61,893	47,568
Universal Robina Corp.	6,497	19,333
Total Philippines		474,732

Poland — 4.9%
Alior Bank SA*	686	4,841
Asseco Poland SA	461	6,190
Bank Millennium SA*	3,714	5,973
Bank Polska Kasa Opieki SA	984	27,764
CCC SA	165	4,820
CD Projekt SA	402	26,525
Cyfrowy Polsat SA	1,440	10,440
Dino Polska SA*(2)	281	10,959
Grupa Lotos SA	502	12,535

Security Description	Shares	Value
COMMON STOCKS (continued)
Poland (continued)
KGHM Polska Miedz SA*	783	$17,141
LPP SA	8	17,076
mBank SA*	80	7,994
Orange Polska SA*	3,686	6,030
PGE Polska Grupa Energetyczna SA*	4,927	10,561
Polski Koncern Naftowy ORLEN SA	1,714	46,835
Polskie Gornictwo Naftowe i Gazownictwo SA	9,511	11,710
Powszechna Kasa Oszczednosci Bank Polski SA	5,221	52,092
Powszechny Zaklad Ubezpieczen SA	3,545	34,284
Santander Bank Polska SA	202	16,559
Total Poland		330,329
Russia — 6.9%
Aeroflot PJSC	892	1,487
Alrosa PJSC	5,570	6,472
Credit Bank of Moscow PJSC	26,883	2,420
Gazprom Neft PJSC	613	3,967
Gazprom PJSC	18,385	74,546
LUKOIL PJSC	998	92,131
Magnit PJSC	137	6,905
Magnitogorsk Iron & Steel Works PJSC	3,496	1,992
MMC Norilsk Nickel PJSC	117	32,639
Mobile TeleSystems PJSC	1,227	5,454
Moscow Exchange MICEX-RTS PJSC	3,436	5,092
Novatek PJSC	2,344	49,715
Novolipetsk Steel PJSC	1,846	3,600
PhosAgro PJSC	89	3,369
Polyus PJSC	53	6,173
Rosneft Oil Co. PJSC	2,152	14,297
Rostelecom PJSC	1,128	1,381
RusHydro PJSC	279,940	2,226
Sberbank of Russia PJSC	18,888	69,189
Severstal PJSC	342	4,705
Surgutneftegas PJSC	63,935	42,874
Tatneft PJSC	2,719	31,726
VTB Bank PJSC	7,411,757	4,981
Total Russia		467,341

South Africa — 5.9%
Absa Group Ltd.	1,020	10,455
Anglo American Platinum Ltd.	93	6,941
AngloGold Ashanti Ltd.(1)	687	15,169
Aspen Pharmacare Holdings Ltd.*	614	4,287
Assore Ltd.	175	2,941
AVI Ltd.	524	3,004
Barloworld Ltd.	343	2,738
Bid Corp. Ltd.	509	11,874
Bidvest Group Ltd. (The)	499	6,805
Capitec Bank Holdings Ltd.	86	7,814
Clicks Group Ltd.	346	5,628
Discovery Ltd.	654	5,205
Exxaro Resources Ltd.	414	3,379
FirstRand Ltd.	4,708	20,346
Fortress REIT Ltd. Class A	1,878	2,611
Foschini Group Ltd. (The)	379	4,364
Gold Fields Ltd.	1,275	7,842
Growthpoint Properties Ltd.	4,641	6,791
Harmony Gold Mining Co. Ltd.*	860	2,976

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Glovista Emerging Markets ETF (continued)

October 31, 2019

Security Description	Shares	Value
COMMON STOCKS (continued)
South Africa (continued)
Impala Platinum Holdings Ltd.*	1,147	$7,883
Investec Ltd.	432	2,456
Kumba Iron Ore Ltd.	150	3,653
Life Healthcare Group Holdings Ltd.	1,875	2,961
Momentum Metropolitan Holdings	1,473	1,969
Mr Price Group Ltd.	385	4,072
MTN Group Ltd.	1,721	10,659
Naspers Ltd. Class N	664	94,285
Nedbank Group Ltd.	546	8,281
Netcare Ltd.	2,112	2,392
Northam Platinum Ltd.*	564	3,807
Pick n Pay Stores Ltd.	562	2,458
PSG Group Ltd.	266	4,157
Rand Merchant Investment Holdings Ltd.	1,615	3,191
Redefine Properties Ltd.	7,942	3,963
Remgro Ltd.	759	8,703
Resilient REIT Ltd.	359	1,599
RMB Holdings Ltd.	1,399	7,358
Sanlam Ltd.	2,843	14,971
Sappi Ltd.	819	2,103
Sasol Ltd.	782	14,194
Shoprite Holdings Ltd.	677	6,067
Sibanye Gold Ltd.*	2,237	4,315
SPAR Group Ltd. (The)	315	4,233
Standard Bank Group Ltd.	2,298	26,381
Telkom SA SOC Ltd.	487	2,228
Tiger Brands Ltd.	267	3,792
Truworths International Ltd.	679	2,407
Vodacom Group Ltd.	696	6,073
Vukile Property Fund Ltd.	1,443	1,847
Woolworths Holdings Ltd.	1,645	6,259
Total South Africa		399,887
South Korea — 6.9%
Amorepacific Corp.	23	3,796
Celltrion Healthcare Co. Ltd.*	54	2,557
Celltrion, Inc.*	63	10,830
Hana Financial Group, Inc.	242	7,010
HLB, Inc.*	29	4,188
Hotel Shilla Co. Ltd.	28	1,865
Hyundai Engineering & Construction Co. Ltd.	32	1,181
Hyundai Heavy Industries Holdings Co. Ltd.	4	1,174
Hyundai Mobis Co. Ltd.	51	10,433
Hyundai Motor Co.	108	11,325
Hyundai Steel Co.	38	1,039
Industrial Bank of Korea	110	1,116
Kakao Corp.	39	4,743
Kangwon Land, Inc.	138	3,719
KB Financial Group, Inc.	308	11,105
Kia Motors Corp.	189	6,912
Korea Aerospace Industries Ltd.	75	2,450
Korea Electric Power Corp.*	411	8,990
Korea Shipbuilding & Offshore Engineering Co. Ltd.*	30	3,146
Korea Zinc Co. Ltd.	7	2,614
KT Corp.(1)	363	4,076
KT&G Corp.	98	8,423
LG Chem Ltd.	35	9,250
LG Corp.	70	4,176

Security Description	Shares	Value
COMMON STOCKS (continued)
South Korea (continued)
LG Display Co. Ltd.*	99	$1,161
LG Electronics, Inc.	83	4,773
LG Household & Health Care Ltd.	8	8,671
LG Uplus Corp.	120	1,387
Lotte Chemical Corp.	8	1,561
NAVER Corp.	112	15,788
NCSoft Corp.	13	5,766
POSCO	64	11,634
Samsung Biologics Co. Ltd.*(2)	12	4,110
Samsung C&T Corp.	61	5,243
Samsung Card Co. Ltd.	48	1,384
Samsung Electro-Mechanics Co. Ltd.	41	3,982
Samsung Electronics Co. Ltd.	4,087	177,047
Samsung Fire & Marine Insurance Co. Ltd.	30	5,583
Samsung Heavy Industries Co. Ltd.*	191	1,190
Samsung Life Insurance Co. Ltd.	55	3,337
Samsung SDI Co. Ltd.	39	7,626
Samsung SDS Co. Ltd.	24	4,157
Shinhan Financial Group Co. Ltd.	341	12,456
SillaJen, Inc.*	28	463
SK Holdings Co. Ltd.	26	5,777
SK Hynix, Inc.	402	28,333
SK Innovation Co. Ltd.	44	6,051
SK Telecom Co. Ltd.	39	7,944
S-Oil Corp.	33	2,828
Woongjin Coway Co. Ltd.	41	3,235
Woori Financial Group, Inc.	407	4,110
Total South Korea		461,715
Spain — 0.1%
AmRest Holdings SE*	419	5,187
Taiwan — 8.0%
Accton Technology Corp.	339	2,021
Advantech Co. Ltd.	281	2,783
ASE Technology Holding Co. Ltd.	2,899	7,571
Asia Cement Corp.	1,961	2,773
Asustek Computer, Inc.	627	4,253
Catcher Technology Co. Ltd.	663	5,619
Cathay Financial Holding Co. Ltd.	7,670	10,154
Chailease Holding Co. Ltd.	914	4,129
Chang Hwa Commercial Bank Ltd.	3,568	2,784
Cheng Shin Rubber Industry Co. Ltd.	1,400	2,201
China Development Financial Holding Corp.	11,774	3,675
China Steel Corp.	10,480	8,073
Chunghwa Telecom Co. Ltd.	3,823	14,066
CTBC Financial Holding Co. Ltd.	15,335	10,680
Delta Electronics, Inc.	1,896	8,346
E.Sun Financial Holding Co. Ltd.	10,122	9,161
Far Eastern New Century Corp.	2,620	2,548
Far EasTone Telecommunications Co. Ltd.	1,670	4,005
Feng Tay Enterprise Co. Ltd.	33	223
First Financial Holding Co. Ltd.	8,395	6,164
Formosa Chemicals & Fibre Corp.	3,251	9,462
Formosa Petrochemical Corp.	721	2,295
Formosa Plastics Corp.	3,623	11,640
Fubon Financial Holding Co. Ltd.	5,964	8,728
Hon Hai Precision Industry Co. Ltd.	11,428	30,259
Hotai Motor Co. Ltd.	258	4,560

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Glovista Emerging Markets ETF (continued)

October 31, 2019

Security Description	Shares	Value
COMMON STOCKS (continued)
Taiwan (continued)
Hua Nan Financial Holdings Co. Ltd.	7,248	$5,215
Largan Precision Co. Ltd.	95	13,950
Lite-On Technology Corp.	1,766	2,912
MediaTek, Inc.	1,304	17,478
Mega Financial Holding Co. Ltd.	9,068	8,907
Nan Ya Plastics Corp.	4,696	11,107
Novatek Microelectronics Corp.	523	3,368
Pegatron Corp.	1,425	2,776
Pou Chen Corp.	1,990	2,664
President Chain Store Corp.	521	5,203
Quanta Computer, Inc.	2,553	4,906
Realtek Semiconductor Corp.	342	2,545
Shanghai Commercial & Savings Bank Ltd. (The)	3,003	5,179
Shin Kong Financial Holding Co. Ltd.*	9,146	2,890
SinoPac Financial Holdings Co. Ltd.	8,523	3,500
Taishin Financial Holding Co. Ltd.	8,559	3,979
Taiwan Cement Corp.	4,591	6,101
Taiwan Cooperative Financial Holding Co. Ltd.	7,835	5,392
Taiwan Mobile Co. Ltd.	1,453	5,418
Taiwan Semiconductor Manufacturing Co. Ltd.	22,209	217,782
Uni-President Enterprises Corp.	4,496	11,107
United Microelectronics Corp.	10,248	4,713
Win Semiconductors Corp.	211	2,204
Yageo Corp.	254	2,620
Yuanta Financial Holding Co. Ltd.	8,679	5,432
Total Taiwan		535,521
Thailand — 8.1%
Advanced Info Service PCL	2,659	20,166
Airports of Thailand PCL	11,227	29,095
B Grimm Power PCL	2,194	3,488
Bangchak Corp. PCL	2,657	2,173
Bangkok Bank PCL	4,788	27,591
Bangkok Chain Hospital PCL	5,147	2,864
Bangkok Dusit Medical Services PCL	25,433	20,215
Bangkok Expressway & Metro PCL	18,880	6,753
Banpu PCL	10,770	4,137
Berli Jucker PCL	3,150	5,086
BTS Group Holdings PCL	22,776	10,108
Bumrungrad Hospital PCL	1,246	4,972
Central Pattana PCL	7,114	15,078
CH Karnchang PCL	2,631	1,777
Charoen Pokphand Foods PCL	12,751	10,663
CP ALL PCL	15,597	40,290
CPN Retail Growth Leasehold REIT	4,022	4,695
Delta Electronics Thailand PCL	1,423	2,074
Electricity Generating PCL	680	7,815
Energy Absolute PCL	5,700	7,740
Global Power Synergy PCL	4,941	13,459
Gulf Energy Development PCL	2,367	12,699
Home Product Center PCL	12,763	7,270
Indorama Ventures PCL	5,094	4,724
Intouch Holdings PCL	5,768	12,608
IRPC PCL	30,718	3,459
Kasikornbank PCL	6,692	30,806
Kiatnakin Bank PCL	1,606	3,484
Krung Thai Bank PCL	38,515	21,174
Land & Houses PCL	21,138	6,790

Security Description	Shares	Value
COMMON STOCKS (continued)
Thailand (continued)
Minor International PCL	8,530	$10,170
Muangthai Capital PCL	1,615	3,316
PTT Exploration & Production PCL	3,594	14,343
PTT Global Chemical PCL	6,072	10,256
PTT PCL	36,921	55,330
Ratch Group PCL	2,028	4,936
Robinson PCL	997	2,154
Siam Cement PCL (The)	1,972	23,968
Siam Commercial Bank PCL (The)	6,586	24,429
Srisawad Corp. PCL	2,667	5,697
Supalai PCL	3,329	1,786
Thai Oil PCL	2,720	6,171
Thai Union Group PCL	7,347	3,552
Thanachart Capital PCL	2,667	4,681
Tisco Financial Group PCL	1,515	4,892
TMB Bank PCL	142,642	6,803
TOA Paint Thailand PCL	1,380	2,057
Total Access Communication PCL	1,922	3,946
True Corp. PCL	42,459	7,031
WHA Corp. PCL	18,267	2,831
Total Thailand		541,602
Turkey — 7.0%
Akbank T.A.S.*	48,813	58,997
Arcelik AS*	3,973	12,314
Aselsan Elektronik Sanayi Ve Ticaret AS	4,475	14,363
BIM Birlesik Magazalar AS	7,091	58,690
Enka Insaat ve Sanayi AS	22,956	23,168
Eregli Demir ve Celik Fabrikalari TAS	21,320	24,388
Ford Otomotiv Sanayi AS	1,125	12,692
Haci Omer Sabanci Holding AS	20,599	29,796
KOC Holding AS	17,037	55,814
Tupras Turkiye Petrol Rafinerileri AS	1,925	41,919
Turk Hava Yollari AO*	10,941	22,275
Turkcell Iletisim Hizmetleri AS	16,591	36,477
Turkiye Garanti Bankasi AS*	33,706	54,239
Turkiye Is Bankasi AS Class C*	22,727	23,056
Total Turkey		468,188
United States — 0.1%
JBS SA	861	6,074
Total Common Stocks
(Cost $6,038,664)		6,173,148
EXCHANGE TRADED FUNDS — 7.1%
United States — 7.1%
Franklin FTSE India ETF	11,119	254,247
iShares MSCI Chile ETF	6,404	221,098
Total United States		475,345
Total Exchange Traded Funds
(Cost $461,013)		475,345
PREFERRED STOCKS — 0.8%
Brazil — 0.6%
Azul SA, 0.00%*	253	3,313
Centrais Eletricas Brasileiras SA, 3.45% Class B	242	2,473
Cia Brasileira de Distribuicao, 1.38%	156	3,228

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Glovista Emerging Markets ETF (continued)

October 31, 2019

Security Description	Shares	Value
PREFERRED STOCKS (continued)
Brazil (continued)
Cia Energetica de Minas Gerais, 4.43%	894	$3,043
Gol Linhas Aereas Inteligentes SA, 0.00% Class Preference*	207	1,889
Itausa — Investimentos Itau SA, 5.23%	4,165	14,238
Lojas Americanas SA, 0.37%	799	3,983
Telefonica Brasil SA, 6.93%	393	5,202
Total Brazil		37,369
Chile — 0.1%
Embotelladora Andina SA, 4.42% Class B	3,052	8,807
Russia — 0.1%
Transneft PJSC, 6.59%	3	7,790
Total Preferred Stocks
(Cost $49,134)		53,966
RIGHTS — 0.0%(4)
Taiwan — 0.0%(4)
Cathay Financial Holding Co. Ltd., expiring 11/29/2019*	203	35
Thailand — 0.0%(4)
TMB Bank PCL Class R, expiring 1/31/2020*	33,971	45
Total Rights
(Cost $0)		80
WARRANT — 0.0%(4)
Thailand — 0.0%(4)
Minor International PCL, expiring 9/30/2021* (Cost $0)	730	73

Security Description	Shares	Value
TOTAL INVESTMENTS — 99.8%
(Cost $6,548,811)		$6,702,612
Other Assets in Excess of Liabilities — 0.2%		12,457
Net Assets — 100.0%		$6,715,069

*	Non-income producing security.
(1)	American Depositary Receipts.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2019, the aggregate value of these securities was $35,132, or 0.5% of net assets.
(3)	Global Depositary Receipts.
(4)	Amount rounds to less than 0.05%.

Sector Breakdown
As of October 31, 2019 (based on net assets)

Financials	26.0%+
Energy	9.6%
Information Technology	8.7%
Industrials	8.3%
Communication Services	8.3%
Consumer Discretionary	8.3%
Consumer Staples	7.5%
Materials	7.0%
Utilities	4.1%
Real Estate	3.1%
Health Care	1.8%
Equity Funds	7.1%
Other Assets in Excess of Liabilities	0.2%
Total	100.0%

+	Amounts represent investments in particular sectors. No industry within these sectors represented more than 25% of the Fund’s total assets at the time of investment.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$6,173,148	$—	$—	$6,173,148
Exchange Traded Funds	475,345	—	—	475,345
Preferred Stocks	53,966	—	—	53,966
Rights	—	80	—	80
Warrant	73	—	—	73
Total	$6,702,532	$80	$—	$6,702,612

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF

October 31, 2019

Security Description	Shares	Value
PREFERRED STOCKS — 115.0%(1)
Communication Services — 6.0%
GCI Liberty, Inc., Series A, 7.00%	20,044	$526,556
Qwest Corp., 6.13%	73,998	1,827,750
Qwest Corp., 6.50%	45,453	1,158,597
Qwest Corp., 6.75%	32,596	858,253
Telephone & Data Systems, Inc., 5.88%	36,685	918,225
Total Communication Services		5,289,381
Energy — 16.6%
DCP Midstream LP, Series B, 7.88%	161,068	3,957,441
DCP Midstream LP, Series C, 7.95%	33,876	847,916
Energy Transfer Operating LP, Series C, 7.38%	146,885	3,557,555
Energy Transfer Operating LP, Series D, 7.63%	17,632	435,158
Energy Transfer Operating LP, Series E, 7.60%	4,754	120,181
GasLog Partners LP, Series A, 8.63% (Monaco)	16,088	417,484
GasLog Partners LP, Series B, 8.20% (Monaco)	22,343	555,670
Golar LNG Partners LP, Series A, 8.75% (United Kingdom)	4,280	109,996
Hoegh LNG Partners LP, Series A, 8.75% (Bermuda)	13,730	370,023
NuStar Energy LP, Series A, 8.50%	51,734	1,257,654
NuStar Energy LP, Series B, 7.63%	33,894	766,343
NuStar Energy LP, Series C, 9.00%	92,327	2,301,712
Total Energy		14,697,133
Financials — 40.0%
AG Mortgage Investment Trust, Inc., Series C, 8.00%*	14,700	380,730
AGNC Investment Corp., Series D, 6.88%	9,808	248,927
AGNC Investment Corp., Series E, 6.50%*	24,368	626,989
Annaly Capital Management, Inc., Series F, 6.95%	5,476	142,595
Annaly Capital Management, Inc., Series G, 6.50%	144,548	3,736,566
Annaly Capital Management, Inc., Series I, 6.75%	2,152	55,887
Apollo Global Management, Inc., Series A, 6.38%	20,509	540,822
Arch Capital Group Ltd., Series E, 5.25%	29,538	753,219
ARMOUR Residential REIT, Inc., Series B, 7.88%	96,521	2,420,747
Axis Capital Holdings Ltd., Series D, 5.50%	9,252	233,613
Bank of America Corp., Series KK, 5.38%	5,070	134,913
Capital One Financial Corp., Series G, 5.20%	3,095	79,263
Capital One Financial Corp., Series I, 5.00%*	27,359	687,532
Chimera Investment Corp., Series A, 8.00%	66,520	1,752,802
Chimera Investment Corp., Series B, 8.00%	30,788	812,803
Chimera Investment Corp., Series C, 7.75%	20,417	514,100
Chimera Investment Corp., Series D, 8.00%	43,374	1,116,447
Compass Diversified Holdings, Series A, 7.25%	45,927	1,114,648
Compass Diversified Holdings, Series B, 7.88%	10,949	273,397
Cowen, Inc., 7.35%	35,557	933,371
Ellington Financial, Inc., 6.75%*	61,545	1,556,473
Enstar Group Ltd., Series D, 7.00% (Bermuda)	23,380	639,677
IBERIABANK Corp., Series D, 6.10%	753	20,022
Invesco Mortgage Capital, Inc., Series B, 7.75%	294	8,185
Invesco Mortgage Capital, Inc., Series C, 7.50%	43,716	1,166,343
Legg Mason, Inc., 5.45%	3,048	79,644
National General Holdings Corp., Series B, 7.50%	108,071	2,661,789

Security Description	Shares	Value
PREFERRED STOCKS (continued)
Financials (continued)
National General Holdings Corp., Series C, 7.50%	56,694	$1,402,610
New York Community Capital Trust V, 6.00%	4,359	221,219
New York Mortgage Trust, Inc., Series B, 7.75%	23,691	597,013
New York Mortgage Trust, Inc., Series C, 7.88%	4,475	113,038
New York Mortgage Trust, Inc., Series D, 8.00%	87,177	2,221,270
New York Mortgage Trust, Inc., Series E, 7.88%*	62,378	1,554,460
Northern Trust Corp., Series E, 4.70%*	20,303	508,793
Oaktree Capital Group LLC, Series A, 6.63%	86,451	2,331,583
PennyMac Mortgage Investment Trust, Series A, 8.13%	15,717	423,259
PennyMac Mortgage Investment Trust, Series B, 8.00%	34,529	904,660
Two Harbors Investment Corp., Series C, 7.25%	23,748	608,661
Two Harbors Investment Corp., Series E, 7.50%	73,276	1,843,624
Wells Fargo & Co., Series X, 5.50%	1,171	30,434
Total Financials		35,452,128
Industrials — 3.4%
Seaspan Corp., Series D, 7.95% (Hong Kong)	7,947	199,311
Seaspan Corp., Series G, 8.20% (Hong Kong)	40,793	1,044,301
Seaspan Corp., Series H, 7.88% (Hong Kong)	3,735	94,906
Seaspan Corp., Series I, 8.00% (Hong Kong)	64,348	1,646,022
Total Industrials		2,984,540
Real Estate — 42.8%
American Finance Trust, Inc., Series A, 7.50%	169,113	4,280,250
Ashford Hospitality Trust, Inc., Series F, 7.38%	75,753	1,658,233
Ashford Hospitality Trust, Inc., Series G, 7.38%	62,572	1,320,269
Ashford Hospitality Trust, Inc., Series H, 7.50%	68,603	1,488,685
Ashford Hospitality Trust, Inc., Series I, 7.50%	93,110	1,989,761
Braemar Hotels & Resorts, Inc., Series b, 5.50%	165,254	3,420,758
Braemar Hotels & Resorts, Inc., Series D, 8.25%	1,320	35,209
Brookfield Property REIT, Inc., Series A, 6.38%	1,188	29,961
Colony Capital, Inc., Series B, 8.25%	12,493	317,197
Colony Capital, Inc., Series E, 8.75%	12,426	316,987
Colony Capital, Inc., Series H, 7.13%	36,251	866,036
Colony Capital, Inc., Series I, 7.15%	122,577	2,917,333
Colony Capital, Inc., Series J, 7.13%	21,450	510,081
Digital Realty Trust, Inc., Series J, 5.25%	90	2,350
EPR Properties, Series G, 5.75%	86,288	2,265,060
Equity Commonwealth, Series D, 6.50%	80,747	2,286,755
Federal Realty Investment Trust, Series C, 5.00%	15,132	388,892
Global Net Lease, Inc., Series A, 7.25%	40,275	1,055,608
Hersha Hospitality Trust, Series D, 6.50%	66,764	1,650,406
Hersha Hospitality Trust, Series E, 6.50%	37,938	962,108
Kimco Realty Corp., Series J, 5.50%	29,620	751,163
Kimco Realty Corp., Series M, 5.25%	594	15,408
Lexington Realty Trust, Series C, 6.50%	2,272	129,845
Monmouth Real Estate Investment Corp., Series C, 6.13%	17,498	437,450
National Retail Properties, Inc., Series F, 5.20%	4,176	108,158

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF (continued)

October 31, 2019

Security Description	Shares	Value
PREFERRED STOCKS (continued)
Real Estate (continued)
National Storage Affiliates Trust, Series A, 6.00%	1,473	$38,858
Pennsylvania Real Estate Investment Trust, Series C, 7.20%	1,999	40,720
PS Business Parks, Inc., Series W, 5.20%	19,630	502,332
PS Business Parks, Inc., Series Z, 4.88%*	21,614	538,189
Public Storage, Series W, 5.20%	56,507	1,434,148
Public Storage, Series X, 5.20%	27,441	696,727
RLJ Lodging Trust, Series A, 1.95%	102,562	2,796,866
Saul Centers, Inc., Series E, 6.00%	46,658	1,243,436
Urstadt Biddle Properties, Inc., Series K, 5.88%*	24,368	631,862
Washington Prime Group, Inc., Series H, 7.50%	34,054	776,431
Total Real Estate		37,903,532
Utilities — 6.2%
Dominion Energy, Inc., Series A, 7.25%	90	9,649
NextEra Energy Capital Holdings, Inc., 5.00%	17,364	435,489
SCE Trust II, 5.10%	88,734	2,017,811
SCE Trust IV, Series J, 5.38%	6,838	159,189
SCE Trust VI, 5.00%	124,755	2,789,522
South Jersey Industries, Inc., 5.63%*	2,010	52,682
Total Utilities		5,464,342
Total Preferred Stocks
(Cost $100,074,415)		101,791,056

COMMON STOCKS — 6.8%(1)

Communication Services — 0.2%
Verizon Communications, Inc.(2)	3,517	212,673
Energy — 1.9%
Kinder Morgan, Inc.(2)	83,623	1,670,788
Real Estate — 3.3%
Boston Properties, Inc.(2)	21,121	2,897,801
Utilities — 1.4%
Dominion Energy, Inc.(2)	5,160	425,958
Sempra Energy	274	39,596
Southern Co. (The)(2)	12,081	756,995
Total Utilities		1,222,549
Total Common Stocks
(Cost $5,951,770)		6,003,811
EXCHANGE TRADED FUNDS — 2.6%(1)
Equity Funds — 2.6%
iShares U.S. Real Estate ETF(2)	19,189	1,808,755
Utilities Select Sector SPDR Fund(2)	8,230	528,778
Total Equity Funds		2,337,533
Total Exchange Traded Fund
(Cost $2,322,607)		2,337,533
TOTAL INVESTMENTS — 124.4%
(Cost $108,348,792)		110,132,400

Security Description	Shares	Value
Securities Sold Short — (6.7)%
EXCHANGE TRADED FUNDS — (6.7)%
Equity Funds — (6.7)%
iShares 20+ Year Treasury Bond ETF	(41,000)	$(5,790,840)
iShares 7-10 Year Treasury Bond ETF	(1,000)	(112,510)
Total Equity Funds		(5,903,350)
Total Exchange Traded Funds
(Proceeds $(5,813,524))		(5,903,350)
Total Securities Sold Short — (6.7)%
(Proceeds $(5,813,524))		(5,903,350)
Liabilities in Excess of Other Assets — (17.7)%		(15,704,191)
Net Assets — 100.0%		$88,524,859

Security Description	Notional Amount	Number of contracts	Value
WRITTEN OPTIONS — (0.3)%
Written Call Options
Boston Properties, Inc., Expires 11/15/19, Strike Price $135.00	(7,000)	(70)	(21,000)
Boston Properties, Inc., Expires 12/20/19, Strike Price $135.00	(6,000)	(60)	(28,200)
Boston Properties, Inc., Expires 01/17/20, Strike Price $135.00	(5,000)	(50)	(26,350)
Boston Properties, Inc., Expires 01/17/20, Strike Price $140.00	(7,000)	(70)	(18,550)
Dominion Energy, Inc., Expires 11/15/19, Strike Price $85.00	(5,000)	(50)	(1,100)
Dominion Energy, Inc., Expires 12/20/19, Strike Price $85.00	(3,000)	(30)	(1,950)
iShares 20+ Year Treasury Bond ETF, Expires 11/01/19, Strike Price $142.00	(6,000)	(60)	(1,320)
iShares 20+ Year Treasury Bond ETF, Expires 11/08/19, Strike Price $148.00	(13,000)	(130)	(650)
iShares 20+ Year Treasury Bond ETF, Expires 11/08/19, Strike Price $150.00	(7,000)	(70)	(140)
iShares 20+ Year Treasury Bond ETF, Expires 11/15/19, Strike Price $147.00	(9,600)	(96)	(1,248)
iShares 20+ Year Treasury Bond ETF, Expires 11/22/19, Strike Price $143.00	(6,000)	(60)	(5,640)
iShares 20+ Year Treasury Bond ETF, Expires 11/22/19, Strike Price $147.00	(12,000)	(120)	(2,640)
iShares 20+ Year Treasury Bond ETF, Expires 11/29/19, Strike Price $147.00	(6,000)	(60)	(1,800)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF (continued)

October 31, 2019

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)
Written Call Options (continued)
iShares 20+ Year Treasury Bond ETF Expires 12/20/19, Strike Price $148.00	(7,000)	(70)	$(3,500)
iShares U.S. Real Estate ETF Expires 11/01/19, Strike Price $94.50	(9,000)	(90)	(1,080)
iShares U.S. Real Estate ETF Expires 11/08/19, Strike Price $95.50	(3,000)	(30)	(315)
iShares U.S. Real Estate ETF Expires 11/22/19, Strike Price $96.00	(9,000)	(90)	(2,385)
iShares U.S. Real Estate ETF Expires 11/29/19, Strike Price $96.00	(42,000)	(420)	(16,170)
iShares U.S. Real Estate ETF Expires 12/06/19, Strike Price $96.50	(11,000)	(110)	(4,400)
Kinder Morgan, Inc. Expires 11/01/19, Strike Price $21.00	(11,000)	(110)	0
Kinder Morgan, Inc. Expires 11/08/19, Strike Price $21.00	(15,000)	(150)	(150)
Kinder Morgan, Inc. Expires 11/15/19, Strike Price $21.00	(11,000)	(110)	(220)
Kinder Morgan, Inc. Expires 11/22/19, Strike Price $21.00	(3,000)	(30)	(120)
Kinder Morgan, Inc. Expires 11/29/19, Strike Price $21.00	(11,000)	(110)	(660)
Kinder Morgan, Inc. Expires 12/06/19, Strike Price $21.00	(12,000)	(120)	(1,080)
Kinder Morgan, Inc. Expires 12/13/19, Strike Price $21.00	(21,000)	(210)	(2,310)
Kinder Morgan, Inc. Expires 12/20/19, Strike Price $21.00	(31,000)	(310)	(4,340)
Kinder Morgan, Inc. Expires 01/17/20, Strike Price $21.00	(31,000)	(310)	(8,680)
Southern Co. (The) Expires 11/01/19, Strike Price $62.50	(7,000)	(70)	(2,100)
Southern Co. (The) Expires 11/08/19, Strike Price $62.50	(5,000)	(50)	(3,000)
Utilities Select Sector SPDR Fund Expires 11/01/19, Strike Price $64.00	(7,000)	(70)	(1,680)
Utilities Select Sector SPDR Fund Expires 11/15/19, Strike Price $65.00	(10,000)	(100)	(1,700)

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)
Written Call Options (continued)
Utilities Select Sector SPDR Fund Expires 11/22/19, Strike Price $65.00	(10,000)	(100)	$(2,500)
Verizon Communications, Inc. Expires 11/01/19, Strike Price $62.00	(6,000)	(60)	(60)
Written Put Options
Dominion Energy, Inc. Expires 11/15/19, Strike Price $75.00	(6,000)	(60)	(780)
iShares 20+ Year Treasury Bond ETF Expires 11/01/19, Strike Price $136.50	(1,000)	(10)	(10)
iShares 20+ Year Treasury Bond ETF Expires 11/01/19, Strike Price $139.00	(7,000)	(70)	(420)
iShares 20+ Year Treasury Bond ETF Expires 11/08/19, Strike Price $137.00	(8,000)	(80)	(800)
iShares 20+ Year Treasury Bond ETF Expires 11/15/19, Strike Price $135.00	(6,000)	(60)	(480)
iShares 20+ Year Treasury Bond ETF Expires 11/22/19, Strike Price $135.00	(7,000)	(70)	(980)
iShares 20+ Year Treasury Bond ETF Expires 11/29/19, Strike Price $135.00	(3,000)	(30)	(570)
iShares 20+ Year Treasury Bond ETF Expires 12/06/19, Strike Price $135.00	(8,000)	(80)	(2,480)
iShares 20+ Year Treasury Bond ETF Expires 12/13/19, Strike Price $136.00	(8,000)	(80)	(4,800)
iShares 20+ Year Treasury Bond ETF Expires 12/20/19, Strike Price $135.00	(6,000)	(60)	(3,540)
iShares U.S. Real Estate ETF Expires 11/01/19, Strike Price $92.00	(10,000)	(100)	(100)
iShares U.S. Real Estate ETF Expires 11/08/19, Strike Price $93.00	(11,000)	(110)	(3,410)
iShares U.S. Real Estate ETF Expires 11/15/19, Strike Price $93.00	(1,000)	(10)	(460)
Kinder Morgan, Inc. Expires 11/08/19, Strike Price $20.00	(11,000)	(110)	(2,530)
Kinder Morgan, Inc. Expires 11/15/19, Strike Price $20.00	(9,000)	(90)	(2,790)
Public Storage Expires 11/15/19, Strike Price $230.00	(3,000)	(30)	(21,000)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF (continued)

October 31, 2019

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)
Written Put Options (continued)
Sempra Energy Expires 11/15/19, Strike Price $135.00	(6,000)	(60)	$(2,100)
Sempra Energy Expires 12/20/19, Strike Price $135.00	(5,000)	(50)	(5,375)
Southern Co. (The) Expires 11/01/19, Strike Price $59.50	(6,000)	(60)	0
Southern Co. (The) Expires 11/08/19, Strike Price $59.00	(6,000)	(60)	(270)
Utilities Select Sector SPDR Fund Expires 11/01/19, Strike Price $62.00	(7,000)	(70)	(140)
Utilities Select Sector SPDR Fund Expires 11/08/19, Strike Price $62.50	(8,000)	(80)	(560)
Utilities Select Sector SPDR Fund Expires 11/15/19, Strike Price $63.00	(10,000)	(100)	(2,100)

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)
Written Put Options (continued)
Verizon Communications, Inc. Expires 11/01/19, Strike Price $58.00	(10,200)	(102)	$0
Verizon Communications, Inc. Expires 11/08/19, Strike Price $59.00	(11,000)	(110)	(1,320)
Verizon Communications, Inc. Expires 11/15/19, Strike Price $59.00	(11,000)	(110)	(2,530)
Verizon Communications, Inc. Expires 11/22/19, Strike Price $59.00	(6,000)	(60)	(2,040)
Total Written Options — (0.3)%
(Premiums Received $239,585)			$(228,623)

*	Non-income producing security.
(1)	Substantially all the securities, or a portion thereof, have been pledged as collateral for line of credit borrowings, short sales and open written option contracts. The aggregate market value of the collateral at October 31, 2019 was $89,587,133.
(2)	Subject to written call options.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Preferred Stocks	$101,791,056	$—	$—	$101,791,056
Common Stocks	6,003,811	—	—	6,003,811
Exchange Traded Funds	2,337,533	—	—	2,337,533
Total	$110,132,400	$—	$—	$110,132,400
Liability Valuation Inputs
Exchange Traded Funds	$5,903,350	$—	$—	$5,903,350
Written Options	227,683	940	—	228,623
Total	$6,131,033	$940	$—	$6,131,973

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF

October 31, 2019

Security Description	Shares	Value
Common Stocks — 99.7%
Health Care — 98.8%
Abeona Therapeutics, Inc.*	49,657	$117,687
Acceleron Pharma, Inc.*(1)	6,823	306,148
Achillion Pharmaceuticals, Inc.*	92,017	589,829
Adverum Biotechnologies, Inc.*	23,734	172,546
Agenus, Inc.*	96,505	249,948
Aimmune Therapeutics, Inc.*(1)	12,843	357,292
Akcea Therapeutics, Inc.*	11,292	206,982
Akebia Therapeutics, Inc.*(1)	62,609	233,532
Alector, Inc.*(1)	12,734	214,441
Allakos, Inc.*(1)	6,111	419,215
Allogene Therapeutics, Inc.*(1)	9,705	279,504
AnaptysBio, Inc.*(1)	3,685	138,998
Apellis Pharmaceuticals, Inc.*	12,131	356,530
Arena Pharmaceuticals, Inc.*	4,634	225,745
ArQule, Inc.*	31,305	316,494
Arrowhead Pharmaceuticals, Inc.*(1)	9,942	398,177
Arvinas, Inc.*	12,405	256,287
Ascendis Pharma A/S (Denmark)*(2)	2,116	233,987
Assembly Biosciences, Inc.*	17,677	291,847
Atara Biotherapeutics, Inc.*(1)	11,748	128,288
Athenex, Inc.*	14,430	159,307
Audentes Therapeutics, Inc.*	6,768	182,059
Autolus Therapeutics PLC (United Kingdom)*(1)(2)	16,656	199,372
Avrobio, Inc.*	18,954	275,212
Axsome Therapeutics, Inc.*(1)	11,238	270,611
BeiGene Ltd. (China)*(1)(2)	2,189	302,826
BioCryst Pharmaceuticals, Inc.*	75,726	151,452
Biohaven Pharmaceutical Holding Co., Ltd.*	4,068	186,803
Bluebird Bio, Inc.*(1)	2,189	177,309
Blueprint Medicines Corp.*(1)	2,828	194,680
Cara Therapeutics, Inc.*	13,263	275,340
ChemoCentryx, Inc.*	30,776	264,674
Corbus Pharmaceuticals Holdings, Inc.*(1)	37,471	193,725
Cymabay Therapeutics, Inc.*	40,882	183,560
Cytokinetics, Inc.*(1)	26,908	313,478
CytomX Therapeutics, Inc.*	24,683	151,307
Deciphera Pharmaceuticals, Inc.*	11,967	530,617
Denali Therapeutics, Inc.*(1)	13,719	214,977
Dicerna Pharmaceuticals, Inc.*	17,385	286,679
Eidos Therapeutics, Inc.*	8,173	396,390
Epizyme, Inc.*(1)	22,074	254,072
Esperion Therapeutics, Inc.*(1)	5,217	207,480
Fate Therapeutics, Inc.*(1)	14,394	215,190

Security Description	Shares	Value
Common Stocks (continued)

Health Care (continued)
FibroGen, Inc.*(1)	6,312	$247,115
Forty Seven, Inc.*	24,354	168,286
G1 Therapeutics, Inc.*(1)	13,810	293,048
Geron Corp.*(1)	172,304	246,395
Global Blood Therapeutics, Inc.*(1)	4,761	228,290
GlycoMimetics, Inc.*(1)	22,950	121,176
Gossamer Bio, Inc.*(1)	12,679	260,870
Gritstone Oncology, Inc.*	26,124	211,866
ImmunoGen, Inc.*	129,652	308,572
Immunomedics, Inc.*(1)	20,779	332,464
Insmed, Inc.*(1)	10,782	200,437
Intra-Cellular Therapies, Inc.*	20,523	189,838
Iovance Biotherapeutics, Inc.*(1)	13,445	284,093
KalVista Pharmaceuticals, Inc.*	12,898	136,719
Karyopharm Therapeutics, Inc.*(1)	44,969	526,137
Krystal Biotech, Inc.*(1)	9,432	387,372
Kura Oncology, Inc.*	13,792	206,604
La Jolla Pharmaceutical Co.*	26,434	185,435
MacroGenics, Inc.*	16,875	143,437
Madrigal Pharmaceuticals, Inc.*(1)	2,627	242,814
Magenta Therapeutics, Inc.*	17,878	186,110
MeiraGTx Holdings PLC*	12,515	180,842
Mirati Therapeutics, Inc.*(1)	2,718	255,981
Moderna, Inc.*(1)	16,674	279,290
MyoKardia, Inc.*(1)	5,546	317,952
Myovant Sciences Ltd.*(1)	29,535	161,261
Orchard Therapeutics PLC (United Kingdom)*(2)	17,641	212,750
PhaseBio Pharmaceuticals, Inc.*	22,092	90,798
Principia Biopharma, Inc.*	7,407	261,541
Progenics Pharmaceuticals, Inc.*(1)	62,774	333,330
ProQR Therapeutics NV (Netherlands)*	23,314	158,535
Prothena Corp. PLC (Ireland)*	27,310	248,521
PTC Therapeutics, Inc.*	6,421	262,555
Ra Pharmaceuticals, Inc.*	12,077	568,464
Reata Pharmaceuticals, Inc. Class A*(1)	3,138	646,679
REGENXBIO, Inc.*(1)	5,327	190,121
Rhythm Pharmaceuticals, Inc.*(1)	11,493	245,031
Rocket Pharmaceuticals, Inc.*(1)	15,908	231,302
Sangamo Therapeutics, Inc.*	27,583	249,626
Sorrento Therapeutics, Inc.*(1)	81,491	123,866
Synthorx, Inc.*	20,049	275,473
TG Therapeutics, Inc.*(1)	35,355	241,475
Tricida, Inc.*(1)	7,443	278,443

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF (continued)

October 31, 2019

Security Description	Shares	Value

Common Stocks (continued)

Health Care (continued)
uniQure N.V. (Netherlands)*	3,539	$177,092
UNITY Biotechnology, Inc.*(1)	29,407	183,500
Viking Therapeutics, Inc.*(1)	32,655	211,278
Voyager Therapeutics, Inc.*	10,599	163,119
WaVe Life Sciences Ltd.*(1)	9,997	252,824
Xencor, Inc.*(1)	8,191	280,214
ZIOPHARM Oncology, Inc.*(1)	49,183	207,552
Total Health Care		23,477,090
Materials — 0.9%
Amyris, Inc.*(1)	65,328	216,562
Total Common Stocks
(Cost $29,927,611)		23,693,652
SECURITIES LENDING COLLATERAL — 13.1%
Money Market Fund — 13.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%(3)(4) (Cost $3,114,419)	3,114,419	3,114,419

Security Description	Shares	Value
TOTAL INVESTMENTS — 112.8%
(Cost $33,042,030)		$26,808,071
Liabilities in Excess of Other Assets—(12.8)%		(3,032,902)
Net Assets — 100.0%		$23,775,169

*	Non-income producing security.
(1)	All or a portion of the security was on loan. The aggregate market value of securities on loan was $6,713,301; total market value of collateral held by the Fund was $7,076,713. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $3,962,294.
(2)	American Depositary Receipts.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	The rate shown reflects the seven-day yield as of October 31, 2019.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$23,693,652	$—	$—	$23,693,652
Money Market Fund	3,114,419	—	—	3,114,419
Total	$26,808,071	$—	$—	$26,808,071

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus LifeSci Biotech Products ETF

October 31, 2019

Security Description	Shares	Value
Common Stocks — 98.6%
Health Care — 98.6%
ACADIA Pharmaceuticals, Inc.*(1)	28,563	$1,211,357
Agios Pharmaceuticals, Inc.*(1)	14,418	433,693
Alexion Pharmaceuticals, Inc.*	5,881	619,857
Alnylam Pharmaceuticals, Inc.*(1)	9,888	857,685
Amgen, Inc.	3,939	839,992
Amicus Therapeutics, Inc.*(1)	61,053	514,677
Biogen, Inc.*	3,048	910,468
BioMarin Pharmaceutical, Inc.*	8,566	627,117
Celgene Corp.*	7,171	774,683
Clovis Oncology, Inc.*(1)	53,505	169,611
Enanta Pharmaceuticals, Inc.*	8,079	491,849
Exelixis, Inc.*	35,178	543,500
Gilead Sciences, Inc.	10,436	664,878
Halozyme Therapeutics, Inc.*	44,046	674,785
Incyte Corp.*	8,911	747,811
Intercept Pharmaceuticals, Inc.*(1)	8,711	633,987
Ionis Pharmaceuticals, Inc.*(1)	11,156	621,612
Ironwood Pharmaceuticals, Inc.*(1)	66,816	670,833
Lexicon Pharmaceuticals, Inc.*(1)	122,654	455,046
Ligand Pharmaceuticals, Inc.*(1)	6,455	702,369
Medicines Co. (The)*(1)	19,635	1,030,641
Momenta Pharmaceuticals, Inc.*	57,849	895,502
Nektar Therapeutics*(1)	20,742	355,207
Neurocrine Biosciences, Inc.*	8,250	820,792
Omeros Corp.*(1)	42,784	677,699
Portola Pharmaceuticals, Inc.*(1)	26,910	777,968
Puma Biotechnology, Inc.*(1)	54,053	367,560
Radius Health, Inc.*	31,498	895,803
Regeneron Pharmaceuticals, Inc.*	2,271	695,562

Security Description	Shares	Value
Common Stocks (continued)
Health Care (continued)
Retrophin, Inc.*	36,097	$433,164
Sage Therapeutics, Inc.*(1)	3,984	540,430
Sarepta Therapeutics, Inc.*(1)	5,794	481,250
Seattle Genetics, Inc.*	10,120	1,086,888
Stemline Therapeutics, Inc.*(1)	48,906	489,060
Theravance Biopharma, Inc. (Cayman Islands)*	43,442	700,285
Ultragenyx Pharmaceutical, Inc.*(1)	12,118	486,416
United Therapeutics Corp.*(1)	8,856	795,623
Vanda Pharmaceuticals, Inc.*	47,470	641,320
Vertex Pharmaceuticals, Inc.*	4,068	795,213
Total Health Care		26,132,193
Total Common Stocks
(Cost $32,394,765)		26,132,193

SECURITIES LENDING COLLATERAL — 6.5%
Money Market Fund—6.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%(2)(3)
(Cost $1,719,938)	1,719,938	1,719,938
TOTAL INVESTMENTS — 105.1%
(Cost $34,114,703)		27,852,131
Liabilities in Excess of Other Assets — (5.1)%		(1,346,939)
Net Assets — 100.0%		$26,505,192

*	Non-income producing security.
(1)	All or a portion of the security was on loan. The aggregate market value of securities on loan was $7,679,255; total market value of collateral held by the Fund was $7,998,030. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $6,278,092.
(2)	Represents securities purchased with cash collateral received for securities on loan.
(3)	The rate shown reflects the seven-day yield as of October 31, 2019.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$26,132,193	$—	$—	$26,132,193
Money Market Fund	1,719,938	—	—	1,719,938
Total	$27,852,131	$—	$—	$27,852,131

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF

October 31, 2019

Security Description	Principal	Value
CORPORATE BONDS — 33.9%
Communication Services — 2.4%
Cincinnati Bell, Inc., 7.00%, 07/15/24(1)	$64,000	$58,080
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/24(1)	10,000	11,019
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(1)	15,000	15,651
Consolidated Communications, Inc., 6.50%, 10/01/22	70,000	63,525
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 08/15/26(1)	25,000	26,156
Diamond Sports Group LLC / Diamond Sports Finance Co., 6.63%, 08/15/27(1)	40,000	41,300
Discovery Communications LLC, 3.95%, 03/20/28	112,000	118,038
DISH DBS Corp., 5.88%, 07/15/22	40,000	41,982
DISH DBS Corp., 7.75%, 07/01/26	13,000	13,148
Frontier Communications Corp., 8.50%, 04/15/20	22,000	12,760
Frontier Communications Corp., 11.00%, 09/15/25	45,000	21,262
Frontier Communications Corp., 8.50%, 04/01/26(1)	18,000	18,090
GrubHub Holdings, Inc., 5.50%, 07/01/27(1)	25,000	23,500
iHeartCommunications, Inc., 6.38%, 05/01/26	16,004	17,305
iHeartCommunications, Inc., 8.38%, 05/01/27	29,008	31,256
iHeartCommunications, Inc. Escrow(2)	265,000	0
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)	15,000	15,677
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.88%, 05/15/24(1)	55,000	46,200
Sirius XM Radio, Inc., 5.50%, 07/01/29(1)	25,000	27,078
Total Communication Services		602,027
Consumer Discretionary — 3.8%
American Axle & Manufacturing, Inc., 6.50%, 04/01/27	40,000	38,050
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(1)	5,000	5,000
Beazer Homes USA, Inc., 5.88%, 10/15/27	30,000	29,550
Bunge Ltd. Finance Corp., 4.35%, 03/15/24	77,000	81,463
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	31,000	31,814
Downstream Development Authority of the Quapaw Tribe of Oklahoma Escrow(2)	21,000	0
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23(1)	21,000	22,207
Eldorado Resorts, Inc., 6.00%, 09/15/26	23,000	25,329
Expedia Group, Inc., 3.25%, 02/15/30(1)	29,000	29,102
GLP Capital LP / GLP Financing II, Inc., 5.25%, 06/01/25	52,000	57,149
Golden Nugget, Inc., 8.75%, 10/01/25(1)	25,000	26,375
Lear Corp., 3.80%, 09/15/27	111,000	112,518
Michaels Stores, Inc., 8.00%, 07/15/27(1)	25,000	24,774
Neiman Marcus Group Ltd. LLC / Neiman Marcus Group LLC / Mariposa Borrower / NMG, 8.00%, 10/25/24(1)	88,000	23,980
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 6.25%, 05/15/26(1)	5,000	5,298

Security Description	Shares	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 8.50%, 05/15/27(1)	$45,000	$45,338
PulteGroup, Inc., 7.88%, 06/15/32	40,000	50,700
Scientific Games International, Inc., 8.25%, 03/15/26(1)	25,000	26,500
Tenneco, Inc., 5.00%, 07/15/26	57,000	45,600
Under Armour, Inc., 3.25%, 06/15/26	50,000	48,372
Vista Outdoor, Inc., 5.88%, 10/01/23	68,000	62,560
Weekley Homes LLC / Weekley Finance Corp., 6.63%, 08/15/25	70,000	71,400
William Lyon Homes, Inc., 6.00%, 09/01/23	70,000	72,800
Total Consumer Discretionary		935,879
Consumer Staples — 0.7%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.75%, 03/15/25	30,000	31,191
Altria Group, Inc., 4.40%, 02/14/26	12,000	12,953
Altria Group, Inc., 4.80%, 02/14/29	117,000	128,685
Total Consumer Staples		172,829
Energy — 3.2%
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.63%, 07/15/26(1)	80,000	75,200
Callon Petroleum Co., 6.13%, 10/01/24	25,172	24,039
Cheniere Energy Partners LP, 5.63%, 10/01/26	30,000	31,837
Citgo Holding, Inc., 9.25%, 08/01/24(1)	5,000	5,231
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/25(1)	65,000	63,783
Denbury Resources, Inc., 9.25%, 03/31/22(1)	26,000	21,450
Denbury Resources, Inc., 7.75%, 02/15/24(1)	25,000	18,500
EP Energy LLC / Everest Acquisition Finance, Inc., 9.38%, 05/01/24(1)(3)	25,000	610
HollyFrontier Corp., 5.88%, 04/01/26	80,000	89,941
Kinder Morgan, Inc., Series G, 7.75%, 01/15/32	98,000	134,194
MPLX LP, 4.00%, 03/15/28	60,000	62,404
Nabors Industries, Inc., 5.50%, 01/15/23	56,000	47,600
Sabine Pass Liquefaction LLC, 4.20%, 03/15/28	70,000	74,090
Sanchez Energy Corp., 7.25%, 02/15/23(1)(3)	12,000	8,280
Transocean, Inc., 9.00%, 07/15/23(1)	18,000	18,405
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 04/01/26	53,000	53,795
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 09/01/27(1)	15,000	15,075
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 8.75%, 04/15/23(1)	130,000	50,700
Total Energy		795,134
Financials — 9.6%
Acrisure, LLC / Acrisure Finance, Inc., 8.13%, 02/15/24(1)	30,000	32,025
Acrisure, LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	70,000	64,400
Allstate Corp. (The), Series B, 5.75%, (3-Month USD LIBOR + 2.94%), 08/15/53(4)	95,000	102,304
Athene Holding Ltd., 4.13%, 01/12/28	102,000	106,140
Aviation Capital Group LLC, 3.50%, 11/01/27(1)	126,000	126,623
Bank of America Corp., 4.20%, 08/26/24	103,000	111,056

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2019

Security Description	Principal	Value
CORPORATE BONDS (continued)
Financial (continued)
Brighthouse Financial, Inc., 3.70%, 06/22/27	$148,000	$145,433
Brightsphere Investment Group, Inc., 4.80%, 07/27/26	80,000	83,466
Capital One Financial Corp., 3.75%, 07/28/26	130,000	137,413
Citadel LP, 4.88%, 01/15/27(1)	50,000	52,375
E*TRADE Financial Corp., 4.50%, 06/20/28	102,000	111,290
FS KKR Capital Corp., 4.25%, 01/15/20	78,000	78,125
Goldman Sachs Group, Inc. (The), 3.85%, 01/26/27	70,000	74,659
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 05/15/26	75,000	79,687
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.85%, 01/15/27	50,000	53,898
JPMorgan Chase & Co., Series Z, 5.30%, (3-Month USD LIBOR + 3.80%), perpetual(4),(5)	90,000	91,369
M&T Bank Corp., Series F, 5.13%, (3-Month USD LIBOR + 3.52%), perpetual(4),(5)	35,000	37,394
MetLife, Inc., Series D, 5.88%, (3-Month USD LIBOR + 2.96%), perpetual(4),(5)	52,000	56,753
Morgan Stanley, 3.13%, 07/27/26	75,000	77,825
Nationstar Mortgage Holdings, Inc., 8.13%, 07/15/23(1)	55,000	58,438
Navient Corp., 6.75%, 06/25/25	54,000	57,089
PNC Financial Services Group, Inc. (The), Series S, 5.00%, (3-Month USD LIBOR + 3.30%), perpetual(4),(5)	65,000	68,881
Prudential Financial, Inc., 5.63%, (3-Month USD LIBOR + 3.92%), 06/15/43(4)	90,000	97,705
Santander Holdings USA, Inc., 4.40%, 07/13/27	74,000	79,575
Springleaf Finance Corp., 7.13%, 03/15/26	22,000	25,176
Synchrony Financial, 3.95%, 12/01/27	85,000	88,629
Synovus Financial Corp., 5.90%, (USD 5 Year Swap + 3.38%), 02/07/29(4)	55,000	58,987
Teachers Insurance & Annuity Association of America, 4.38%, (3-Month USD LIBOR + 2.66%), 09/15/54(1)(4)	115,000	120,256
Tempo Acquisition, LLC / Tempo Acquisition Finance Corp., 6.75%, 06/01/25(1)	20,000	20,675
Wells Fargo & Co., Series S, 5.90%, (3-Month USD LIBOR + 3.11%), perpetual(4),(5)	54,000	58,359
Total Financials		2,356,005
Health Care — 2.8%
Anthem, Inc., 2.88%, 09/15/29	75,000	74,436
Avantor, Inc., 6.00%, 10/01/24(1)	32,000	34,284
Avantor, Inc., 9.00%, 10/01/25(1)	45,000	50,387
Bausch Health Americas, Inc., 9.25%, 04/01/26(1)	24,000	27,210
Bausch Health Americas, Inc., 8.50%, 01/31/27(1)	10,000	11,275
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(1)	10,000	10,475
Charles River Laboratories International, Inc., 4.25%, 05/01/28(1)	15,000	15,320
Eagle Holding Co. II LLC, 7.75%, 05/15/22(1)(6)	35,000	35,613
Eagle Holding Co. II LLC, 7.63%, 05/15/22(1)(6)	36,000	36,405
HCA, Inc., 5.63%, 09/01/28	37,000	41,671
HCA, Inc., 4.13%, 06/15/29	60,000	63,720

Security Description	Shares	Value
CORPORATE BONDS (continued)
Health Care (continued)
Mylan NV, 3.95%, 06/15/26	$85,000	$88,321
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(1)	43,000	41,764
Par Pharmaceutical, Inc., 7.50%, 04/01/27(1)	35,000	33,338
Select Medical Corp., 6.25%, 08/15/26(1)	35,000	37,363
Surgery Center Holdings, Inc., 6.75%, 07/01/25(1)	12,000	11,040
Surgery Center Holdings, Inc., 10.00%, 04/15/27(1)	30,000	30,450
Tenet Healthcare Corp., 5.13%, 11/01/27(1)	18,000	18,787
West Street Merger Sub, Inc., 6.38%, 09/01/25(1)	39,000	37,245
Total Health Care		699,104
Industrials — 2.8%
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.63%, 07/15/26(1)	55,000	58,850
General Electric Co., Series D, 5.00%, (3-Month USD LIBOR + 3.33%), 06/15/66, perpetual(4),(5)	65,000	62,789
Granite Holdings US Acquisition Co., 11.00%, 10/01/27(1)	35,000	32,637
Hillenbrand, Inc., 4.50%, 09/15/26	65,000	67,119
Hillman Group, Inc. (The), 6.38%, 07/15/22(1)	70,000	64,750
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(1)	42,000	43,680
Oshkosh Corp., 4.60%, 05/15/28	112,000	119,840
Owens Corning, 3.95%, 08/15/29	93,000	95,814
Patrick Industries, Inc., 7.50%, 10/15/27(1)	35,000	36,400
Pentair Finance Sarl, 4.50%, 07/01/29	55,000	57,407
Vertiv Intermediate Holding Corp., 12.00%, 02/15/22(1)(6)	45,000	37,406
Total Industrials		676,692
Information Technology — 3.3%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.63%, 01/15/24	92,000	94,851
Citrix Systems, Inc., 4.50%, 12/01/27	90,000	98,535
Dell International LLC / EMC Corp., 4.90%, 10/01/26(1)	50,000	54,288
Dell International LLC / EMC Corp., 8.10%, 07/15/36(1)	19,000	24,453
Everi Payments, Inc., 7.50%, 12/15/25(1)	15,000	15,844
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 07/15/23(1)	30,000	14,482
Juniper Networks, Inc., 3.75%, 08/15/29	55,000	55,999
Micron Technology, Inc., 4.19%, 02/15/27	70,000	73,189
Motorola Solutions, Inc., 4.60%, 02/23/28	57,857	63,136
Motorola Solutions, Inc., 4.60%, 05/23/29	45,000	49,538
PayPal Holdings, Inc., 2.85%, 10/01/29	60,000	60,313
Radiate Holdco LLC / Radiate Finance, Inc., 6.63%, 02/15/25(1)	55,000	55,825
ViaSat, Inc., 5.63%, 09/15/25(1)	70,000	71,292
VMware, Inc., 3.90%, 08/21/27	80,000	82,649
Total Information Technology		814,394
Materials — 1.5%
Greif, Inc., 6.50%, 03/01/27(1)	45,000	48,487
Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.00%, 04/15/25(1)	60,000	61,200

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2019

Security Description	Principal	Value
CORPORATE BONDS (continued)
Materials (continued)
LSB Industries, Inc., 9.63%, 05/01/23(1)	$35,000	$37,275
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/25(1)	25,000	24,000
Olin Corp., 5.63%, 08/01/29	55,000	57,242
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/26(1)	40,000	42,800
Scotts Miracle-GRO Co. (The), 4.50%, 10/15/29(1)	25,000	25,188
Trident TPI Holdings, Inc., 9.25%, 08/01/24(1)	30,000	29,175
Trident TPI Holdings, Inc., 6.63%, 11/01/25(1)	40,000	35,900
Total Materials		361,267
Real Estate — 2.2%
EPR Properties, 4.75%, 12/15/26	75,000	81,775
ESH Hospitality, Inc., 4.63%, 10/01/27(1)	50,000	50,255
Healthcare Trust of America Holdings LP, 3.75%, 07/01/27	59,000	62,219
Iron Mountain, Inc., 4.88%, 09/15/29(1)	50,000	51,313
LifeStorage LP, 3.50%, 07/01/26	54,000	55,857
LifeStorage LP, 3.88%, 12/15/27	19,000	20,172
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	32,000	33,840
MPT Operating Partnership LP / MPT Finance Corp., 4.63%, 08/01/29	10,000	10,450
Physicians Realty LP, 4.30%, 03/15/27	66,000	70,909
Service Properties Trust, 4.38%, 02/15/30	100,000	96,595
Total Real Estate		533,385
Utilities — 1.6%
CenterPoint Energy, Inc., 4.25%, 11/01/28	90,000	99,479
DPL, Inc., 4.35%, 04/15/29(1)	73,000	72,982
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.63%, 06/15/20	25,000	14,375
Talen Energy Supply, LLC, 7.25%, 05/15/27(1)	15,000	15,037
Talen Energy Supply, LLC, 6.63%, 01/15/28(1)	55,000	53,350
TerraForm Power Operating LLC, 5.00%, 01/31/28(1)	50,000	52,985
Vistra Operations Co. LLC, 4.30%, 07/15/29(1)	75,000	78,024
Total Utilities		386,232
Total Corporate Bonds
(Cost $8,216,229)		8,332,948
FOREIGN BONDS — 24.0%
Communication Services — 1.1%
Telesat Canada / Telesat LLC, 6.50%, 10/15/27 (Canada)(1)	45,000	47,081
Tencent Holdings Ltd., 3.98%, 04/11/29 (China)(1)	200,000	215,661
Total Communication Services		262,742
Consumer Discretionary — 0.5%
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.25%, 09/15/27 (Canada)(1)	75,000	76,687
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/24 (Canada)(1)	35,000	36,138
Total Consumer Discretionary		112,825

Security Description		Principal	Value
FOREIGN BONDS (continued)
Consumer Staples — 1.5%
Bacardi Ltd., 4.70%, 05/15/28 (Bermuda)(1)		$100,000	$109,547
Kronos Acquisition Holdings, Inc., 9.00%, 08/15/23 (Canada)(1)		61,000	53,375
Sigma Finance Netherlands BV, 4.88%, 03/27/28 (Mexico)(1)		200,000	216,200
Total Consumer Staples			379,122
Energy — 5.1%
Encana Corp., 8.13%, 09/15/30 (Canada)		30,000	38,891
Gazprom OAO Via Gaz Capital SA, 7.29%, 08/16/37 (Russia)		100,000	135,286
KazMunayGas National Co. JSC, 4.75%, 04/19/27 (Kazakhstan)(1)		300,000	328,083
Pertamina Persero PT, 6.45%, 05/30/44 (Indonesia)(1)		255,000	325,920
Petrobras Global Finance BV, 7.38%, 01/17/27 (Brazil)		80,000	97,040
Petrobras Global Finance BV, 5.75%, 02/01/29 (Brazil)		110,000	122,606
Petroleos Mexicanos, 4.63%, 09/21/23 (Mexico)		40,000	41,815
Petroleos Mexicanos, 6.50%, 03/13/27 (Mexico)		30,000	31,875
Petroleos Mexicanos, 5.35%, 02/12/28 (Mexico)		90,000	89,100
Petroleos Mexicanos, 6.50%, 06/02/41 (Mexico)		40,000	39,890
Total Energy			1,250,506
Financials — 5.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.65%, 07/21/27 (Ireland)		150,000	154,698
Australia & New Zealand Banking Group Ltd., 4.40%, 05/19/26 (Australia)(1)		290,000	311,886
Bank of China Ltd., 5.00%, 11/13/24 (China)(1)		200,000	218,287
Bank of Montreal, 3.80%, (USD 5 Year Swap + 1.43%), 12/15/32 (Canada)(4)		72,000	74,765
BBVA Bancomer SA, 5.13%, (US 5 Year CMT T-Note + 2.65%), 01/18/33 (Mexico)(1)(4)		200,000	195,610
Development Bank of Kazakhstan JSC, 8.95%, 05/04/23 (Kazakhstan)(1)	KZT	70,000,000	170,698
Fairfax Financial Holdings Ltd., 4.85%, 04/17/28 (Canada)		105,000	114,453
Fairstone Financial, Inc., 7.88%, 07/15/24 (Canada)(1)		10,000	10,561
Toronto-Dominion Bank (The), 3.63%, (USD 5 Year Swap + 2.21%), 09/15/31 (Canada)(4)		90,000	94,026
Total Financials			1,344,984

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2019

Security Description		Principal	Value
FOREIGN BONDS (continued)
Government — 5.8%
Dominican Republic International Bond, 5.95%, 01/25/27 (Dominican Republic)(1)		$140,000	$154,176
Egypt Government International Bond, 8.50%, 01/31/47 (Egypt)(1)		200,000	211,075
Mexican Bonos, Series M, 6.50%, 06/09/22 (Mexico)	MXN	2,200,000	114,347
Republic of South Africa Government International Bond, 5.65%, 09/27/47 (South Africa)		200,000	196,730
Russian Foreign Bond—Eurobond, 5.63%, 04/04/42 (Russia)(1)		200,000	247,515
Saudi Government International Bond, 4.38%, 04/16/29 (Saudi Arabia)(1)		200,000	223,747
Turkey Government International Bond, 7.38%, 02/05/25 (Turkey)		65,000	69,857
Ukraine Government International Bond, 7.75%, 09/01/26 (Ukraine)(1)		185,000	199,243
Total Government			1,416,690
Health Care — 0.2%
Advanz Pharma Corp., 8.00%, 09/06/24 (Canada)		17,000	16,278
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (Israel)		45,000	33,975
Total Health Care			50,253
Industrials — 2.6%
Avolon Holdings Funding Ltd., 4.38%, 05/01/26 (Ireland)(1)		87,000	92,150
Bombardier, Inc., 7.50%, 03/15/25 (Canada)(1)		30,000	28,800
CNH Industrial NV, 4.50%, 08/15/23 (United Kingdom)		98,000	104,418
DP World PLC, 6.85%, 07/02/37 (United Arab Emirates)(1)		100,000	131,738
GFL Environmental, Inc., 7.00%, 06/01/26 (Canada)(1)		22,000	23,375
GFL Environmental, Inc., 8.50%, 05/01/27 (Canada)(1)		25,000	27,562
GW B-CR Security Corp., 9.50%, 11/01/27 (Canada)(1)		15,000	15,450
Norwegian Air Shuttle ASA Pass-Through Trust, Class A, Series 2016-1, 4.88%, 05/10/28 (Norway)(1)		189,504	183,016
Titan Acquisition Ltd. / Titan Co.-Borrower LLC, 7.75%, 04/15/26 (Canada)(1)		40,000	37,600
Total Industrials			644,109
Materials — 1.7%
BHP Billiton Finance USA Ltd., 6.75%, (USD 5 Year Swap + 5.09%), 10/19/75 (Australia)(1)(4)		240,000	281,753
Glencore Funding LLC, 4.00%, 03/27/27 (Switzerland)(1)		106,000	110,037
NOVA Chemicals Corp., 5.00%, 05/01/25 (Canada)(1)		30,000	30,300
Total Materials			422,090
Total Foreign Bonds
(Cost $5,652,800)			5,883,321

Security Description	Principal	Value
MORTGAGE BACKED SECURITIES — 12.0%
Commercial Mortgage Backed Securities — 0.6%
Sutherland Commercial Mortgage Loans, Class A, Series 2017-SBC6, 3.19%, 05/25/37(1)(4)(7)	$64,523	$64,833
Sutherland Commercial Mortgage Loans, Class A, Series 2018-SBC7, 4.72%, 05/25/39(1)(4)(7)	69,858	71,039
Total Commercial Mortgage Backed Securities		135,872
Mortgage Backed Security — 2.4%
Federal National Mortgage Association, 3.50%, 05/01/49	235,442	241,893
Federal National Mortgage Association, 3.50%, 07/01/49	237,516	243,760
Marlette Funding Trust, Class A, Series 2019-4A, 2.39%, 12/17/29(1)	100,000	100,094
Total Mortgage Backed Security		585,747
Residential Mortgage Backed Securities — 9.0%
Ajax Mortgage Loan Trust, Class A1, Series 2019-D, 2.96%, 09/25/65(1)(8)	131,973	132,029
Angel Oak Mortgage Trust I LLC, Class A1, Series 2019-1, 3.92%, 11/25/48(1)(4)(7)	231,347	235,390
Arroyo Mortgage Trust, Class A1, Series 2019-2, 3.35%, 04/25/49(1)(4)(7)	91,294	93,038
Banc of America Funding Trust, Class 5A1, Series 2004-D, 4.48%, 01/25/35(4)(7)	316,754	321,978
Deephaven Residential Mortgage Trust, Class A2, Series 2017-1A, 2.93%, 12/26/46(1)(4)(7)	20,726	20,746
Deephaven Residential Mortgage Trust, Class A2, Series 2017-2A, 2.61%, 06/25/47(1)(4)(7)	46,761	46,839
JPMorgan Mortgage Trust, Class A3, Series 2018-8, 4.00%, 01/25/49(1)(4)(7)	81,652	83,117
Mill City Mortgage Loan Trust, Class A1B, Series 2018-4, 3.50%, 04/25/66(1)(4)(7)	100,000	103,962
New Residential Mortgage Loan Trust, Class A1, Series 2016-1A, 3.75%, 03/25/56(1)(4)(7)	107,586	112,121
Sequoia Mortgage Trust, Class B1, Series 2013-8, 3.53%, 06/25/43(4)(7)	257,983	264,639
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-4, 4.39%, 04/25/34(4)(7)	100,758	105,653
Towd Point Mortgage Trust, Class A2, Series 2016-4, 3.00%, 07/25/56(1)(4)(7)	250,000	253,853
Towd Point Mortgage Trust, Class A2, Series 2018-6, 3.75%, 03/25/58(1)(4)(7)	100,000	106,608
Verus Securitization Trust, Class A1, Series 2019-2, 3.21%, 04/25/59(1)(4)(7)	142,441	143,775
VOLT LXXI LLC, Class A1A, Series 2018-NPL7, 3.97%, 09/25/48(1)(8)	66,860	67,370
VOLT LXXV LLC, Class A1A, Series 2019-NPL1, 4.34%, 01/25/49(1)(8)	124,875	126,102
Total Residential Mortgage Backed Securities		2,217,220
Total Mortgage Backed Securities
(Cost $2,869,312)		2,938,839
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2019

Security Description	Principal	Value
U.S. GOVERNMENT SECURITIES — 11.0%
U.S. Treasury Note
2.50%, 12/31/20	$250,000	$252,578
2.25%, 03/31/21	660,000	666,123
1.75%, 06/15/22	870,000	875,573
2.38%, 01/31/23	520,000	534,016
2.38%, 05/15/29	350,000	371,185
Total U.S. Government Securities
(Cost $2,665,843)		2,699,475
TERM LOANS — 9.9%
Aerospace — 0.3%
Dynasty Acquisition Co., Inc. (aka StandardAero Holding Corp.), 6.10%, (3-Month USD LIBOR + 4.00%), 04/06/26(4)	22,762	22,842
Dynasty Acquisition Co., Inc. (aka StandardAero Holding Corp.), 6.10%, (3-Month USD LIBOR + 4.00%), 04/06/26(4)	12,238	12,281
TransDigm, Inc., 4.29%, (1-Month USD LIBOR + 2.50%), 06/09/23(4)	32,956	32,850
Total Aerospace		67,973
Consumer Durables — 0.1%
Global Appliance, Inc. (aka SharkNinja Operating LLC), 5.79%, (1-Month USD LIBOR + 4.00%), 09/29/24(4)	29,125	28,251
Consumer Non-Durables — 0.8%
American Greetings Corp., 6.29%, (1-Month USD LIBOR + 4.50%), 04/06/24(4)	82,980	80,905
Kronos Acquisition Intermediate, Inc. (aka KIK Custom Products), 5.80%, (1-Month USD LIBOR + 4.00%), 05/15/23 (Canada)(4)	26,202	24,834
Parfums Holding Co., Inc, 6.37%, (3-Month USD LIBOR + 4.25%), 06/28/24(4)	50,205	49,788
Rodan & Fields, LLC, 5.92%, (1-Month USD LIBOR + 4.00%), 06/16/25 (Kazakhstan)(4)	62,583	51,318
Total Consumer Non-Durables		206,845
Energy — 0.3%
CITGO Petroleum Corp., 7.10%, (3-Month USD LIBOR + 5.00%), 03/28/24(4)	39,800	39,899
Medallion Midland Acquisition, LLC, 5.04%, (1-Month USD LIBOR + 3.25%), 10/30/24(4)	41,964	39,621
Total Energy		79,520
Financials — 0.7%
Asurion, LLC (fka Asurion Corp.), 8.29%, (1-Month USD LIBOR + 6.50%), 08/04/25(4)	46,228	46,546
Blackhawk Network Holdings, Inc., 4.79%, (1-Month USD LIBOR + 3.00%), 06/15/25(4)	43,767	43,477
iStar, Inc. (fka iStar Financial, Inc.), 4.75%, (1-Month USD LIBOR + 2.75%), 06/28/23(4)	68,168	68,339
Total Financials		158,362
Food/Tobacco — 0.2%
Milk Specialties Co., 5.79%, (1-Month USD LIBOR + 4.00%), 08/16/23(4)	26,738	24,933
Shearer’s Foods LLC, 06/30/22(9)	25,000	24,813
Total Food/Tobacco		49,746

Security Description	Principal	Value
TERM LOANS (continued)
Gaming/Leisure — 0.5%
Playa Resorts Holding B.V., 4.54%, (1-Month USD LIBOR + 2.75%), 04/29/24(4)	$26,374	$25,772
Scientific Games International, Inc., 4.54%, (1-Month USD LIBOR + 2.75%), 08/14/24(4)	33,780	33,444
Stars Group Holdings B.V., 5.60%, (3-Month USD LIBOR + 3.50%), 07/10/25(4)	39,945	40,166
UFC HOLDINGS LLC, 5.04%, (1-Month USD LIBOR + 3.25%), 04/29/26(4)	17,527	17,541
Total Gaming/Leisure		116,923
Health Care — 1.8%
Accelerated Health Systems, LLC, 5.44%, (1-Month USD LIBOR + 3.50%), 10/31/25(4)	39,551	39,625
AHP Health Partners, Inc. (aka Ardent Health Partners, LLC), 6.29%, (1-Month USD LIBOR + 4.50%), 06/30/25(4)	48,654	48,733
Bausch Health Companies, Inc. (fka Valeant Pharmaceuticals International, Inc.), 4.92%, (1-Month USD LIBOR + 3.00%), 06/02/25 (Canada)(4)	41,315	41,507
CHG Healthcare Services, Inc. (fka CHG Buyer Corp.), 4.79%, (1-Month USD LIBOR + 3.00%), 06/07/23(4)	86,315	86,323
Concordia Healthcare Corp., 7.25%, (1-Week USD LIBOR + 5.50%), 09/06/24 (Canada)(4)	155,820	146,916
Envision Health Care Corp., 5.54%, (1-Month USD LIBOR + 3.75%), 10/10/25(4)	30,662	24,904
Ortho-Clinical Diagnostics, Inc., 5.31%, (3-Month USD LIBOR + 3.25%), 06/30/25(4)	51,179	49,026
Sotera Health Holdings LLC, 5.43%, (3-Month USD LIBOR + 3.50%), 05/15/22(4)	14,963	14,944
Total Health Care		451,978
Housing — 0.7%
American Builders & Contractors Supply Co., Inc., 01/15/27(9)	40,000	39,988
Capital Automotive L.P., 7.79%, (1-Month USD LIBOR + 6.00%), 03/24/25 (Chile)(4)	25,466	25,593
CPG International LLC (fka CPG International, Inc.), 5.93%, (3-Month USD LIBOR + 3.75%), 05/05/24(4)	94,389	93,209
Total Housing		158,790
Information Technology — 1.2%
Applied Systems, Inc., 9.10%, (3-Month USD LIBOR + 7.00%), 09/19/25(4)	50,000	50,729
BMC Software Finance, Inc., 6.04%, (1-Month USD LIBOR + 4.25%), 10/02/25(4)	19,501	18,129
Dell International LLC, 3.79%, (1-Month USD LIBOR + 2.00%), 09/19/25(4)	38,347	38,543
Kronos, Inc., 5.25%, (3-Month USD LIBOR + 3.00%), 11/01/23 (Oman)(4)	82,445	82,387

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2019

Security Description	Principal	Value
TERM LOANS (continued)
Information Technology (continued)
Kronos, Inc., 10.50%, (3-Month USD LIBOR + 8.25%), 11/01/24(4)	$48,000	$48,531
SS&C Technologies, Inc., 4.04%, (1-Month USD LIBOR + 2.25%), 04/16/25(4)	16,599	16,664
SS&C Technologies, Inc., 4.04%, (1-Month USD LIBOR + 2.25%), 04/16/25(4)	12,327	12,375
Vertafore, Inc., 5.04%, (1-Month USD LIBOR + 3.25%), 07/02/25(4)	24,127	23,463
Total Information Technology		290,821
Manufacturing — 0.3%
CPI Acquisition, Inc., 6.71%, (3-Month USD LIBOR + 4.50%), 08/17/22(4)	60,000	46,696
Hillman Group, Inc. (The), 5.79%, (1-Month USD LIBOR + 4.00%), 05/30/25(4)	34,066	32,311
Total Manufacturing		79,007
Media/Telecom—Broadcasting — 0.4%
Diamond Sports Group LLC, 5.08%, (1-Month USD LIBOR + 3.25%), 08/24/26(4)	20,000	20,122
iHeartCommunications, Inc., 6.03%, (1-Month USD LIBOR + 4.00%), 05/01/26(4)	55,206	55,465
Nexstar Broadcasting, Inc., 4.55%, (1-Month USD LIBOR + 2.75%), 09/18/26(4)	20,000	20,099
Total Media/Telecom — Broadcasting		95,686
Media/Telecom—Cable/Wireless Video — 0.2%
CSC Holdings, LLC, 4.17%, (1-Month USD LIBOR + 2.25%), 01/15/26(4)	59,028	58,718
Media/Telecom — Diversified Media — 0.1%
Cineworld Finance US, Inc., 4.04%, (1-Month USD LIBOR + 2.25%), 02/28/25 (Kazakhstan)(4)	24,162	23,874
Media/Telecom — Telecommunications — 0.6%
CenturyLink, Inc., 4.54%, (1-Month USD LIBOR + 2.75%), 01/31/25(4)	61,887	61,349
Iridium Satellite LLC, 10/17/26(9)	5,000	5,035
Securus Technologies Holdings, Inc., 10.04%, (1-Month USD LIBOR + 8.25%), 11/01/25(4)	140,000	73,675
Total Media/Telecom—Telecommunications		140,059
Media/Telecom — Wireless Communications — 0.1%
CommScope, Inc., 5.04%, (1-Month USD LIBOR + 3.25%), 04/06/26(4)	25,000	24,571
Retail — 0.1%
Neiman Marcus Group, Inc. (The), 7.99%, (1-Month USD LIBOR + 6.00%), 10/25/23(4)	38,499	28,278

Security Description	Principal	Value
TERM LOANS (continued)
Service — 0.9%
Dun & Bradstreet Corporation, The, 6.80%, (1-Month USD LIBOR + 5.00%), 02/06/26(4)	$40,000	$40,162
GFL Environmental, Inc., 4.79%, (1-Month USD LIBOR + 3.00%), 05/30/25(4)	83,500	83,343
Hoya Midco, LLC, 5.29%, (1-Month USD LIBOR + 3.50%), 06/30/24(4)	14,902	14,504
PI UK Holdco II Limited, 5.04%, (1-Month USD LIBOR + 3.25%), 01/03/25(4)	66,144	65,855
TKC Holdings, Inc., 5.54%, (1-Month USD LIBOR + 3.75%), 02/01/23(4)	27,842	27,047
Total Service		230,911
Utilities — 0.6%
APLP Holdings Limited Partnership, 4.54%, (1-Month USD LIBOR + 2.75%), 04/13/23(4)	46,644	46,721
Brookfield WEC Holdings, Inc. (aka Westinghouse Electric Co. LLC), 5.29%, (1-Month USD LIBOR + 3.50%), 08/01/25(4)	54,401	54,141
Calpine Corp., 4.86%, (3-Month USD LIBOR + 2.75%), 04/05/26(4)	34,913	34,991
Total Utilities		135,853
Total Term Loans
(Cost $2,534,969)		2,426,166
ASSET BACKED SECURITIES — 6.2%
Arbys Funding LLC, Class A2, Series 2015-1A, 4.97%, 10/30/45(1)	326,400	337,851
Drug Royalty III LP 1, Class A, Series 2016-1A, 3.98%, 04/15/27(1)	97,428	97,733
DT Auto Owner Trust, Class C, Series 2019-2A, 3.18%, 02/18/25(1)	90,000	91,437
Flagship Credit Auto Trust, Class C, Series 2019-2, 3.09%, 05/15/25(1)	130,000	132,583
Genesis Sales Finance Master Trust, Class A, Series 2019-AA, 4.68%, 08/20/23(1)	115,000	117,501
MVW Owner Trust, Class A, Series 2019-1A, 2.89%, 11/20/36(1)	91,948	93,715
Skopos Auto Receivables Trust, Class B, Series 2018-1A, 3.93%, 05/16/22(1)	565,000	567,175
United Auto Credit Securitization Trust, Class E, Series 2019-1, 4.29%, 08/12/24(1)	80,000	81,123
Total Asset Backed Securities
(Cost $1,499,551)		1,519,118

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2019

Security Description	Shares	Value
WARRANT — 0.1%
Communication Services—0.1%
iHeart Media, Inc.* (Cost $49,157)	2,830	$39,564
COMMON STOCK — 0.1%
Communication Services — 0.1%
Clear Channel Outdoor Holdings, Inc. * (Cost $31,607)	6,654	15,504
MONEY MARKET FUND — 1.8%
JP Morgan U.S. Government Money Market Institutional Shares, 1.67%(10) (Cost $436,083)	436,083	436,083
TOTAL INVESTMENTS — 99.0%
(Cost $23,955,551)		24,291,018
Other Assets in Excess of Liabilities—1.0%		244,243
Net Assets — 100.0%		$24,535,261

*	Non-income producing security.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2019, the aggregate value of these securities was $10,487,304, or 42.7% of net assets.
(2)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(4)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2019.
(5)	Perpetual security with no stated maturity date.
(6)	Payment in-kind security.100% of the income was received in cash.
(7)	Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.
(8)	Represents step coupon bond. Rate shown reflects the rate in effect as of October 31, 2019.
(9)	This loan will settle after October 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(10)	The rate shown reflects the seven-day yield as of October 31, 2019.

Abbreviations:

CMT — 1 Year Constant Maturity Treasury Index

LIBOR — London InterBank Offered Rate

USD — United States Dollar

Currency Abbreviations

KZT — Kazakhstani Tenge

MXN — Mexican Peso

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Corporate Bonds	$—	$8,332,948	$0	$8,332,948
Foreign Bonds	—	5,883,321	—	5,883,321
Mortgage Backed Securities	—	2,938,839	—	2,938,839
U.S. Government Securities	—	2,699,475	—	2,699,475
Term Loans	—	2,426,166	—	2,426,166
Asset Backed Securities	—	1,519,118	—	1,519,118
Warrant	—	39,564	—	39,564
Common Stock	15,504	—	—	15,504
Money Market Fund	436,083	—	—	436,083
Total	$451,587	$23,839,431	$0	$24,291,018

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended October 31, 2019.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Private Credit Strategy ETF

October 31, 2019

Security Description	Shares	Value

COMMON STOCKS — 65.4%

Financials — 65.4%
Alcentra Capital Corp.	236,314	$2,110,284
Apollo Investment Corp.(1)	280,189	4,440,996
Ares Capital Corp.	180,207	3,297,788
Bain Capital Specialty Finance, Inc.(1)	51,916	984,327
Barings BDC, Inc.	704,578	7,236,016
BlackRock Capital Investment Corp.	1,107,366	5,127,105
BlackRock TCP Capital Corp.	323,741	4,480,575
Capital Southwest Corp.	124,771	2,769,916
Capitala Finance Corp.	276,344	2,268,784
Fidus Investment Corp.	297,605	4,389,674
FS KKR Capital Corp.	1,046,579	5,975,966
Garrison Capital, Inc.(1)	293,921	1,966,331
Gladstone Capital Corp.(1)	395,249	3,901,108
Gladstone Investment Corp.(1)	277,508	3,582,628
Goldman Sachs BDC, Inc.(1)	188,412	3,924,622
Golub Capital BDC, Inc.	185,189	3,298,216
Hercules Capital, Inc.	305,653	4,318,877
Horizon Technology Finance Corp.	174,183	2,175,546
Investcorp Credit Management BDC, Inc.	288,225	1,922,461
Main Street Capital Corp.(1)	61,795	2,660,275
Medley Capital Corp.(1)	809,762	1,773,379
Monroe Capital Corp.(1)	202,986	2,291,712
New Mountain Finance Corp.	304,815	4,139,388
Oaktree Specialty Lending Corp.	620,003	3,205,415
Oaktree Strategic Income Corp.	251,054	2,046,090
OFS Capital Corp.(1)	182,545	2,174,111
Oxford Square Capital Corp.(1)	941,062	4,808,827
PennantPark Floating Rate Capital Ltd.	352,542	4,047,182
PennantPark Investment Corp.	795,185	4,810,869
Portman Ridge Finance Corp.	949,609	2,098,636
Prospect Capital Corp.(1)	761,860	4,906,378
Saratoga Investment Corp.	84,909	2,122,725
Solar Capital Ltd.	158,939	3,288,448
Solar Senior Capital Ltd.	195,280	3,434,975
Stellus Capital Investment Corp.(1)	320,557	4,442,920
TCG BDC, Inc.	252,392	3,606,682
THL Credit, Inc.	311,346	2,163,855
TPG Specialty Lending, Inc.(1)	164,963	3,513,712
TriplePoint Venture Growth BDC Corp.(1)	225,928	3,777,516
WhiteHorse Finance, Inc.(1)	344,167	4,801,130
Total Financials		138,285,445

Total Common Stocks
(Cost $144,243,283)		138,285,445

Security Description	Shares	Value
CLOSED END FUNDS — 33.0%
Barings Corporate Investors	184,730	$3,137,639
BlackRock Debt Strategies Fund, Inc.(1)	294,767	3,174,641
BlackRock Floating Rate Income Trust(1)	207,171	2,573,064
BlackRock Limited Duration Income Trust	187,243	2,992,143
Blackstone / GSO Long-Short Credit Income Fund	230,448	3,442,893
Blackstone / GSO Senior Floating Rate Term Fund	191,264	3,006,670
Blackstone / GSO Strategic Credit Fund	271,986	3,720,768
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.(1)	180,881	1,662,296
Eaton Vance Floating-Rate Income Trust(1)	210,687	2,781,068
Eaton Vance Senior Floating-Rate Trust	230,619	2,977,291
Eaton Vance Senior Income Trust	423,889	2,623,873
First Trust Senior Floating Rate 2022 Target Term Fund	211,865	1,896,192
First Trust Senior Floating Rate Income Fund II	228,775	2,740,725
Invesco Dynamic Credit Opportunities Fund	296,099	3,274,855
Invesco Senior Income Trust	628,381	2,626,633
KKR Income Opportunities Fund	273,656	4,211,566
Nuveen Credit Strategies Income Fund	528,065	3,891,839
Nuveen Floating Rate Income Fund	344,167	3,245,495
Nuveen Floating Rate Income Opportunity Fund(1)	356,898	3,390,531
Nuveen Senior Income Fund	571,773	3,241,953
Nuveen Short Duration Credit Opportunities Fund	226,598	3,287,937
Pioneer Floating Rate Trust	285,722	2,991,509
Voya Prime Rate Trust	575,122	2,760,586
Total Closed End Funds
(Cost $71,115,758)		69,652,167

SECURITIES LENDING COLLATERAL — 4.3%
Money Market Fund — 4.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%(2)(3)
(Cost $9,173,194)	9,173,194	9,173,194
TOTAL INVESTMENTS — 102.7%
(Cost $224,532,235)		217,110,806
Liabilities in Excess of Other Assets — (2.7)%		(5,766,456)
Net Assets — 100.0%		$211,344,350

(1)	All or a portion of the security was on loan. The aggregate market value of securities on loan was $10,966,263; total market value of collateral held by the Fund was $11,310,724. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $2,137,530.
(2)	Represents securities purchased with cash collateral received for securities on loan.
(3)	The rate shown reflects the seven-day yield as of October 31, 2019.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$138,285,445	$—	$—	$138,285,445
Closed End Funds	69,652,167	—	—	69,652,167
Money Market Fund	9,173,194	—	—	9,173,194
Total	$217,110,806	$—	$—	$217,110,806

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Real Asset Income ETF

October 31, 2019

Security Description	Shares	Value
COMMON STOCKS — 98.2%
Communication Services — 6.8%
BCE, Inc. (Canada)	58,050	$2,754,472
China Mobile Ltd. (China)(1)	68,455	2,764,213
Cogent Communications Holdings, Inc.	49,990	2,931,414
Telecom Argentina SA (Argentina)(1)(2)	281,607	2,534,463
Telefonica Brasil SA (Brazil)(1)	215,721	2,841,046
TELUS Corp. (Canada)(2)	75,872	2,698,767
Total Communication Services		16,524,375
Consumer Staples — 2.2%
Bunge Ltd.	50,082	2,704,428
Ingredion, Inc.	34,179	2,700,141
Total Consumer Staples		5,404,569
Energy — 28.6%
Black Stone Minerals LP	196,577	2,569,261
Canadian Natural Resources Ltd. (Canada)(2)	102,248	2,578,695
China Petroleum & Chemical Corp. (China)(1)(2)	46,531	2,628,536
CNX Midstream Partners LP	189,407	2,903,609
CONSOL Coal Resources LP(2)	218,542	2,349,327
CVR Energy, Inc.	62,178	2,948,481
Delek Logistics Partners LP(2)	88,398	2,853,487
Delek US Holdings, Inc.(2)	75,868	3,030,927
Dorchester Minerals LP(2)	149,886	2,649,984
Enbridge, Inc. (Canada)	79,298	2,887,240
EQM Midstream Partners LP	86,405	2,581,781
Green Plains Partners LP(2)	213,311	2,892,497
Marathon Petroleum Corp.	50,794	3,248,276
MPLX LP	93,305	2,460,453
ONEOK, Inc.	37,012	2,584,548
Pembina Pipeline Corp. (Canada)	74,764	2,628,702
Permian Basin Royalty Trust(2)	591,860	2,397,033
Phillips 66	27,089	3,164,537
Phillips 66 Partners LP	48,127	2,689,818
RPC, Inc.(2)	492,011	2,036,926
Shell Midstream Partners LP(2)	136,936	2,809,927
Suncor Energy, Inc. (Canada)	88,350	2,623,112
TC Energy Corp. (Canada)	54,237	2,729,748
Valero Energy Corp.	33,841	3,281,900
Viper Energy Partners LP	93,840	2,258,729
Western Midstream Partners LP	106,276	2,259,428
Total Energy		70,046,962
Financials — 2.4%
Arbor Realty Trust, Inc.(2)	212,585	2,903,911
Ashford, Inc.*	1,367	32,685
New Residential Investment Corp.	184,460	2,921,846
Total Financials		5,858,442

Security Description	Shares	Value
COMMON STOCKS (continued)
Industrials — 1.2%
Grupo Aeroportuario del Pacifico SAB de CV (Mexico)(1)	28,701	$2,999,541
Materials — 19.8%
Air Products & Chemicals, Inc.	12,668	2,701,578
Eastman Chemical Co.	38,829	2,952,557
Huntsman Corp.	124,712	2,759,877
LyondellBasell Industries NV Class A	31,756	2,848,513
Mercer International, Inc. (Germany)	219,154	2,673,679
Methanex Corp. (Canada)	77,445	2,937,489
Neenah, Inc.	44,633	2,878,828
Norbord, Inc. (Canada)	117,704	3,398,114
PolyOne Corp.	88,856	2,847,835
Reliance Steel & Aluminum Co.	27,988	3,247,727
Rio Tinto PLC (Australia)(1)	53,263	2,770,209
Sensient Technologies Corp.	40,660	2,543,690
Sociedad Quimica y Minera de Chile SA (Chile)(1)	100,691	2,736,781
Southern Copper Corp. (Peru)(2)	81,363	2,894,896
Steel Dynamics, Inc.	92,398	2,805,203
Vale SA (Brazil)*(1)	242,198	2,843,404
Vedanta Ltd. (India)(1)(2)	313,390	2,613,673
Total Materials		48,454,053
Real Estate — 32.7%
Alexander’s, Inc.	8,176	2,823,990
Apple Hospitality REIT, Inc.	171,203	2,821,426
Armada Hoffler Properties, Inc.	153,246	2,871,830
Braemar Hotels & Resorts, Inc.	291,034	2,686,244
Brandywine Realty Trust	188,436	2,879,302
Brixmor Property Group, Inc.	141,569	3,117,349
Community Healthcare Trust, Inc.	64,319	3,114,326
Easterly Government Properties, Inc.	133,717	2,984,564
EPR Properties	36,494	2,838,868
Gaming and Leisure Properties, Inc.	72,330	2,919,239
GEO Group, Inc. (The)	160,770	2,446,919
Global Net Lease, Inc.	143,904	2,803,250
Iron Mountain, Inc.(2)	87,660	2,875,248
Jernigan Capital, Inc.(2)	143,120	2,717,849
Kimco Realty Corp.	138,367	2,983,193
Lamar Advertising Co. Class A	35,096	2,808,031
Medical Properties Trust, Inc.	147,274	3,052,990
Monmouth Real Estate Investment Corp.	196,988	2,970,579
National Health Investors, Inc.	33,762	2,896,442
Omega Healthcare Investors, Inc.(2)	68,578	3,020,175
One Liberty Properties, Inc.	98,236	2,790,885
Pebblebrook Hotel Trust(2)	100,162	2,575,165
Ryman Hospitality Properties, Inc.	34,166	2,875,752

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Real Asset Income ETF (continued)

October 31, 2019

Security Description	Shares	Value

COMMON STOCKS (continued)
Real Estate (continued)
Sabra Health Care REIT, Inc.	123,575	$3,039,945
Summit Hotel Properties, Inc.(2)	239,408	2,935,142
Taubman Centers, Inc.	66,653	2,384,844
Weingarten Realty Investors	97,809	3,103,480
Xenia Hotels & Resorts, Inc.	127,888	2,692,042
Total Real Estate		80,029,069
Utilities — 4.5%
Algonquin Power & Utilities Corp. (Canada)	206,162	2,828,543
Dominion Energy, Inc.	34,647	2,860,110
Duke Energy Corp.	29,525	2,783,026
Edison International	38,610	2,428,569
Total Utilities		10,900,248
Total Common Stocks
(Cost $246,520,703)		240,217,259

Security Description	Shares	Value
SECURITIES LENDING COLLATERAL — 4.0%
Money Market Fund — 4.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%(3)(4)
(Cost $9,799,466)	9,799,466	$9,799,466
TOTAL INVESTMENTS — 102.2%
(Cost $256,320,169)		250,016,725
Liabilities in Excess of Other Assets—(2.2)%		(5,265,387)
Net Assets — 100.0%		$244,751,338

*	Non-income producing security.
(1)	American Depositary Receipts.
(2)	All or a portion of the security was on loan. The aggregate market value of securities on loan was $14,927,010; total market value of collateral held by the Fund was $15,344,760. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $5,545,294.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	The rate shown reflects the seven-day yield as of October 31, 2019.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$240,217,259	$—	$—	$240,217,259
Money Market Fund	9,799,466	—	—	9,799,466
Total	$250,016,725	$—	$—	$250,016,725

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus WMC Global Factor Opportunities ETF

October 31, 2019

Security Description	Shares	Value

COMMON STOCKS — 99.1%

Communication Services — 4.6%
China Mobile Ltd. (China)	1,114	$9,070
Chunghwa Telecom Co. Ltd. (Taiwan)	7,150	26,307
Comcast Corp. Class A	399	17,883
Deutsche Telekom AG (Germany)	732	12,873
Liberty Global PLC Class A (United Kingdom)*	1,003	25,226
Omnicom Group, Inc.	403	31,108
SK Telecom Co. Ltd. (South Korea)	80	16,296
Snap, Inc. Class A*	694	10,452
Ubisoft Entertainment SA (France)*	122	7,203
Verizon Communications, Inc.	1,026	62,042
Viacom, Inc. Class B	407	8,775
Vodafone Group PLC (United Kingdom)	7,248	14,778
Total Communication Services		242,013

Consumer Discretionary — 8.7%
adidas AG (Germany)	51	15,747
AutoZone, Inc.*	25	28,610
Berkeley Group Holdings PLC (United Kingdom)	300	17,103
Best Buy Co., Inc.	360	25,859
Chipotle Mexican Grill, Inc.*	23	17,898
Darden Restaurants, Inc.	108	12,125
eBay, Inc.	624	21,996
Faurecia SE (France)	221	10,298
Fiat Chrysler Automobiles NV (United Kingdom)	808	12,551
H&R Block, Inc.	385	9,621
Haier Electronics Group Co. Ltd. (Hong Kong)	5,938	16,975
Home Depot, Inc. (The)	73	17,124
Home Product Center PCL (Thailand)	25,535	14,461
Hotai Motor Co. Ltd. (Taiwan)	651	11,506
JD.com, Inc. (China)*(1)	333	10,373
Kia Motors Corp. (South Korea)	264	9,655
Kohl’s Corp.	239	12,251
Lear Corp.	110	12,955
NVR, Inc.*	5	18,183
Panasonic Corp. (Japan)	2,408	20,445
PulteGroup, Inc.	506	19,855
Sankyo Co. Ltd. (Japan)	326	11,456
Starbucks Corp.	448	37,883
Subaru Corp. (Japan)	418	12,088
Target Corp.	245	26,193
Tata Motors Ltd. (India)*(1)	1,376	16,622
Ulta Beauty, Inc.*	43	10,026
VF Corp.	118	9,710
Total Consumer Discretionary		459,569

Consumer Staples — 9.0%
Aeon Co. Ltd. (Japan)	1,044	21,124
Church & Dwight Co., Inc.	302	21,122
Coca-Cola Co. (The)	351	19,105
Danone SA (France)	225	18,660
Diageo PLC (United Kingdom)	776	31,809
General Mills, Inc.	426	21,666
Genting Plantations Bhd (Malaysia)	6,761	16,083
Heineken NV (Netherlands)	146	14,893
JBS SA	2,222	15,674
Kimberly-Clark Corp.	118	15,680

Security Description	Shares	Value
COMMON STOCKS (continued)
Consumer Staples (continued)
Koninklijke Ahold Delhaize NV (Netherlands)	603	$15,014
L’Oreal SA (France)	126	36,790
Nestle SA (Switzerland)	442	47,189
NH Foods Ltd. (Japan)	466	19,613
PepsiCo, Inc.	154	21,124
Pernod Ricard SA (France)	131	24,180
Philip Morris International, Inc.	481	39,173
Procter & Gamble Co. (The)	181	22,536
Unilever NV (United Kingdom)	460	27,165
Unilever PLC (United Kingdom)	459	27,484
Total Consumer Staples		476,084

Energy — 3.3%
BP PLC (United Kingdom)	4,212	26,696
China Petroleum & Chemical Corp. Class H (China)	23,868	13,707
Equinor ASA (Norway)	728	13,466
JXTG Holdings, Inc. (Japan)	3,774	17,802
LUKOIL PJSC (Russia)(1)	303	27,894
Marathon Petroleum Corp.	330	21,104
Suncor Energy, Inc. (Canada)	666	19,802
Tatneft PJSC (Russia)(1)	191	13,319
TC Energy Corp. (Canada)	408	20,566
Total Energy		174,356

Financials — 23.2%
Aflac, Inc.	577	30,673
AIA Group Ltd. (Hong Kong)	2,644	26,471
Allianz SE (Germany)	159	38,836
Allstate Corp. (The)	258	27,456
American Express Co.	385	45,153
American Financial Group, Inc.	137	14,254
Athene Holding Ltd. Class A*	333	14,436
Australia & New Zealand Banking Group Ltd. (Australia)	744	13,714
Aviva PLC (United Kingdom)	4,290	23,073
AXA SA (France)	492	12,997
Banco Santander SA (Spain)	4,554	18,254
Bank Central Asia Tbk PT (Indonesia)	5,180	11,606
Bank of America Corp.	2,250	70,358
Bank of New York Mellon Corp. (The)	495	23,141
Brighthouse Financial, Inc.*	261	9,855
Capital One Financial Corp.	304	28,348
China Construction Bank Corp. Class H (China)	26,041	20,970
Cincinnati Financial Corp.	280	31,699
Commonwealth Bank of Australia (Australia)	372	20,171
Deutsche Bank AG (Germany)	2,061	14,927
Discover Financial Services	344	27,609
E*TRADE Financial Corp.	430	17,970
Everest Re Group Ltd.	72	18,511
EXOR NV (Netherlands)	170	13,029
Franklin Resources, Inc.	468	12,893
Globe Life, Inc.	355	34,552
Groupe Bruxelles Lambert SA (Belgium)	145	14,551
Hanwha Life Insurance Co. Ltd. (South Korea)	7,094	13,597
Hartford Financial Services Group, Inc. (The)	460	26,257
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	647	20,229
HSBC Holdings PLC (United Kingdom)	3,854	29,105

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus WMC Global Factor Opportunities ETF (continued)

October 31, 2019

Security Description	Shares	Value

COMMON STOCKS (continued)
Financials (continued)
Industrial & Commercial Bank of China Ltd. Class H (China)	23,006	$16,559
Investec PLC (South Africa)	1,879	10,651
Legal & General Group PLC (United Kingdom)	9,333	31,880
Lloyds Banking Group PLC (United Kingdom)	15,278	11,241
MetLife, Inc.	520	24,331
National Australia Bank Ltd. (Australia)	776	15,305
Northern Trust Corp.	177	17,643
Ping An Insurance Group Co. of China Ltd. Class H (China)	3,111	36,029
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	1,052	10,496
Principal Financial Group, Inc.	602	32,135
Progressive Corp. (The)	513	35,756
Prudential Financial, Inc.	256	23,332
Reinsurance Group of America, Inc.	111	18,034
Royal Bank of Canada (Canada)	260	20,972
Signature Bank	101	11,950
State Street Corp.	256	16,914
Sumitomo Mitsui Financial Group, Inc. (Japan)	318	11,426
Swiss Life Holding AG (Switzerland)	49	24,498
Synchrony Financial	644	22,778
Toronto-Dominion Bank (The) (Canada)	468	26,724
Travelers Cos., Inc. (The)	166	21,756
Voya Financial, Inc.	348	18,778
Westpac Banking Corp. (Australia)	764	14,857
Zurich Insurance Group AG (Switzerland)	67	26,182
Total Financials		1,224,922

Health Care — 11.8%
Agilent Technologies, Inc.	202	15,302
Alexion Pharmaceuticals, Inc.*	182	19,183
Alfresa Holdings Corp. (Japan)	769	17,318
Anthem, Inc.	175	47,089
Astellas Pharma, Inc. (Japan)	1,216	20,927
Biogen, Inc.*	122	36,443
Cardinal Health, Inc.	358	17,703
Cigna Corp.	193	34,443
CSL Ltd. (Australia)	98	17,296
Daiichi Sankyo Co. Ltd. (Japan)	264	17,455
DexCom, Inc.*	160	24,678
Edwards Lifesciences Corp.*	116	27,652
Exact Sciences Corp.*	153	13,311
Gilead Sciences, Inc.	596	37,971
GlaxoSmithKline PLC (United Kingdom)	673	15,418
Johnson & Johnson	178	23,503
McKesson Corp.	122	16,226
Medtronic PLC	172	18,731
Merck & Co., Inc.	488	42,290
Novartis AG (Switzerland)	144	12,567
Pfizer, Inc.	505	19,377
Roche Holding AG (Switzerland)	59	17,751
Suzuken Co. Ltd. (Japan)	375	20,141
Veeva Systems, Inc. Class A*	251	35,599
WellCare Health Plans, Inc.*	52	15,423
Wuxi Biologics Cayman, Inc. (China)*(2)	1,183	13,965
Zoetis, Inc.	195	24,944
Total Health Care		622,706

Security Description	Shares	Value
COMMON STOCKS (continued)
Industrials — 10.7%
AMETEK, Inc.	256	$23,462
Ashtead Group PLC (United Kingdom)	531	16,150
Canadian National Railway Co. (Canada)	175	15,652
CoStar Group, Inc.*	59	32,422
Honeywell International, Inc.	195	33,682
IDEX Corp.	90	13,998
Kingspan Group PLC (Ireland)	217	11,244
Legrand SA (France)	287	22,400
Lockheed Martin Corp.	119	44,825
Marubeni Corp. (Japan)	1,900	13,474
Northrop Grumman Corp.	93	32,781
Obayashi Corp. (Japan)	1,590	16,490
PACCAR, Inc.	366	27,838
Safran SA (France)	122	19,301
Samsung C&T Corp. (South Korea)	185	15,901
Schindler Holding AG (Switzerland)	87	20,566
Sumitomo Corp. (Japan)	961	15,689
Taisei Corp. (Japan)	289	11,508
Toppan Printing Co. Ltd. (Japan)	1,100	20,484
Toshiba Corp. (Japan)	549	18,836
Transurban Group (Australia)	1,944	19,887
United Technologies Corp.	291	41,782
Vinci SA (France)	253	28,386
Waste Management, Inc.	181	20,310
Wolters Kluwer NV (Netherlands)	380	27,980
Total Industrials		565,048

Information Technology — 14.3%
Adobe, Inc.*	48	13,341
Automatic Data Processing, Inc.	133	21,577
Cadence Design Systems, Inc.*	460	30,061
Canon, Inc. (Japan)	710	19,474
Citrix Systems, Inc.	125	13,608
Cognizant Technology Solutions Corp. Class A	221	13,468
Compal Electronics, Inc. (Taiwan)	33,887	20,261
DXC Technology Co.	364	10,072
Fidelity National Information Services, Inc.	169	22,267
Fortinet, Inc.*	261	21,287
Fujitsu Ltd. (Japan)	339	30,202
Hon Hai Precision Industry Co. Ltd. (Taiwan)	6,154	16,294
HP, Inc.	1,280	22,234
Keysight Technologies, Inc.*	354	35,722
Lam Research Corp.	126	34,151
Lenovo Group Ltd. (China)	14,091	9,854
Mastercard, Inc. Class A	65	17,993
Micron Technology, Inc.*	653	31,050
Microsoft Corp.	861	123,442
NEC Corp. (Japan)	587	23,373
NXP Semiconductors NV (Netherlands)	159	18,075
Paycom Software, Inc.*	80	16,922
PayPal Holdings, Inc.*	389	40,495
Seagate Technology PLC	296	17,177
Splunk, Inc.*	155	18,594
Synopsys, Inc.*	301	40,861
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,546	15,160
Telefonaktiebolaget LM Ericsson Class B (Sweden)	1,123	9,811
Twilio, Inc. Class A*	81	7,821
Western Digital Corp.	273	14,100

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus WMC Global Factor Opportunities ETF (continued)

October 31, 2019

Security Description	Shares	Value

COMMON STOCKS (continued)

Information Technology (continued)
WPG Holdings Ltd. (Taiwan)	8,599	$10,904
Zebra Technologies Corp. Class A*	70	16,651
Total Information Technology		756,302

Materials — 3.7%
Air Products & Chemicals, Inc.	115	24,525
Anglo American Platinum Ltd. (South Africa)	168	12,538
BHP Group Ltd. (Australia)	436	10,805
BHP Group PLC (Australia)	875	18,529
Empresas CMPC SA (Chile)	5,829	13,283
First Quantum Minerals Ltd. (Zambia)	1,314	11,104
Freeport-McMoRan, Inc.	1,194	11,725
Givaudan SA (Switzerland)	9	26,430
Jiangxi Copper Co. Ltd. Class H (China)	10,594	12,425
LyondellBasell Industries NV Class A	283	25,385
POSCO (South Korea)	81	14,725
Zhaojin Mining Industry Co. Ltd. Class H (China)	11,821	13,139
Total Materials		194,613

Real Estate — 4.9%
Ascendas Real Estate Investment Trust (Singapore)	11,642	27,127
Crown Castle International Corp.	194	26,925
Equity Residential	253	22,431
Essex Property Trust, Inc.	66	21,591
Link REIT (Hong Kong)	1,124	12,257
Prologis, Inc.	161	14,129
Public Storage	80	17,829
Realty Income Corp.	175	14,313
Redefine Properties Ltd. (South Africa)	26,902	13,424
Simon Property Group, Inc.	77	11,602
Sun Hung Kai Properties Ltd. (Hong Kong)	851	12,913
Sunac China Holdings Ltd. (China)	2,295	10,456
Swiss Prime Site AG (Switzerland)*	272	28,014
Vonovia SE (Germany)	513	27,297
Total Real Estate		260,308

Security Description	Shares	Value
COMMON STOCKS (continued)

Utilities — 4.9%
Centrais Eletricas Brasileiras SA (Brazil)	797	$7,862
Chubu Electric Power Co., Inc. (Japan)	987	14,857
CMS Energy Corp.	214	13,679
Consolidated Edison, Inc.	147	13,556
Dominion Energy, Inc.	179	14,776
Fortis, Inc. (Canada)	619	25,717
National Grid PLC (United Kingdom)	1,784	20,828
NextEra Energy, Inc.	113	26,932
OGE Energy Corp.	415	17,870
Sempra Energy	98	14,162
Southern Co. (The)	266	16,668
Terna Rete Elettrica Nazionale SpA (Italy)	3,038	20,072
WEC Energy Group, Inc.	240	22,656
Xcel Energy, Inc.	409	25,976
Total Utilities		255,611

Total Common Stocks
(Cost $4,922,071)		5,231,532

PREFERRED STOCKS — 0.4%

Consumer Staples — 0.1%
Cia Brasileira de Distribuicao, 1.40% (Brazil)	400	8,277

Financials — 0.3%
Banco Bradesco SA, 5.87% (Brazil)	1,832	16,066

Total Preferred Stocks
(Cost $22,383)		24,343

TOTAL INVESTMENTS — 99.5%
(Cost $4,944,454)		5,255,875
Other Assets in Excess of Liabilities—0.5%		25,246

Net Assets — 100.0%		$5,281,121

*	Non-income producing security.
(1)	American Depositary Receipts.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2019, the aggregate value of these securities was $13,965, or 0.3% of net assets.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$5,231,532	$—	$—	$5,231,532
Preferred Stocks	24,343	—	—	24,343
Total	$5,255,875	$—	$—	$5,255,875

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

October 31, 2019

	InfraCap REIT Preferred ETF	Virtus Glovista Emerging Markets ETF	Virtus InfraCap U.S. Preferred Stock ETF	Virtus LifeSci Biotech Clinical Trials ETF	Virtus LifeSci Biotech Products ETF
Assets:
Investments, at cost	$36,597,205	$6,548,811	$108,348,792	$33,042,030	$34,114,703
Investments, at value (including securities on loan)(a)	37,464,829	6,702,612	110,132,400	26,808,071	27,852,131
Cash	407,984	39,296	1,221,008	93,347	388,105
Foreign currency(b)	—	492	—	—	—
Due from brokers	—	—	4,932,645	—	—
Receivables:
Capital shares sold	1,269,219	—	1,327,248	—	—
Dividends and interest	11,833	5,347	92,818	32	153
Securities lending	—	—	—	3,030	1,819
Tax reclaim	—	1,393	—	—	—
Investment securities sold	—	670,109	100,052	—	—
Total Assets	39,153,865	7,419,249	117,806,171	26,904,480	28,242,208
Liabilities:
Borrowings	—	—	19,221,156	—	—
Payables:
Investment securities purchased	1,254,791	695,117	3,874,234	—	—
Collateral for securities on loan	—	—	—	3,114,419	1,719,938
Deferred foreign tax payable	—	5,861	—	—	—
Advisory fees	13,740	3,150	53,949	14,892	17,078
Written options, at value(c)	—	—	228,623	—	—
Securities sold short, at value(d)	—	—	5,903,350	—	—
Other accrued expenses	—	52	—	—	—
Total Liabilities	1,268,531	704,180	29,281,312	3,129,311	1,737,016
Net Assets	$37,885,334	$6,715,069	$88,524,859	$23,775,169	$26,505,192
Net Assets Consist of:
Paid-in capital	$37,755,026	$10,105,307	$85,637,638	$57,222,996	$41,446,047
Total distributable earnings (accumulated deficit)	130,308	(3,390,238)	2,887,221	(33,447,827)	(14,940,855)
Net Assets	$37,885,334	$6,715,069	$88,524,859	$23,775,169	$26,505,192
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	1,500,004	300,004	3,350,004	900,004	700,004
Net asset value per share	$25.26	$22.38	$26.43	$26.42	$37.86
(a) Market value of securities on loan	$—	$—	$—	$6,713,301	$7,679,255
(b) Foreign currency, at cost	$—	$489	$—	$—	$—
(c) Premiums received from written options	$—	$—	$239,585	$—	$—
(d) Proceeds received from securities sold short	$—	$—	$5,813,524	$—	$—

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (continued)

October 31, 2019
	Virtus Newfleet Multi-Sector Bond ETF	Virtus Private Credit Strategy ETF	Virtus Real Asset Income ETF	Virtus WMC Global Factor Opportunities ETF
Assets:
Investments, at cost	$23,955,551	$224,532,235	$256,320,169	$4,944,454
Investments, at value (including securities on loan)(a)	24,291,018	217,110,806	250,016,725	5,255,875
Cash	59,072	3,161,070	3,926,497	14,780
Foreign currency(b)	2	—	—	3,894
Receivables:
Investment securities sold	300,251	—	383,875	—
Dividends and interest	222,501	372,922	334,389	6,859
Due from Adviser	19,736	—	—	—
Tax reclaim	854	—	—	1,876
Securities lending	—	4,598	1,219	—
Prepaid expenses	1,250	—	—	—
Total Assets	24,894,684	220,649,396	254,662,705	5,283,284

Liabilities:
Payables:
Investment securities purchased	292,498	—	—	—
Collateral for securities on loan	—	9,173,194	9,799,466	—
Deferred foreign tax payable	—	—	—	10
Advisory fees	—	131,852	111,901	2,153
Professional fees	29,618	—	—	—
Trustee fees	1,146	—	—	—
Other accrued expenses	36,161	—	—	—
Total Liabilities	359,423	9,305,046	9,911,367	2,163
Net Assets	$24,535,261	$211,344,350	$244,751,338	$5,281,121
Net Assets Consist of:
Paid-in capital	$27,688,337	$219,669,628	$252,737,348	$5,000,100
Total distributable earnings (accumulated deficit)	(3,153,076)	(8,325,278)	(7,986,010)	281,021
Net Assets	$24,535,261	$211,344,350	$244,751,338	$5,281,121
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	1,000,004	8,550,004	9,900,004	200,004
Net asset value per share	$24.54	$24.72	$24.72	$26.41
(a) Market value of securities on loan	$—	$10,966,263	$14,927,010	$—
(b) Foreign currency, at cost	$2	$—	$—	$3,751

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Year Ended October 31, 2019
	InfraCap REIT Preferred ETF	Virtus Glovista Emerging Markets ETF	Virtus InfraCap U.S. Preferred Stock ETF	Virtus LifeSci Biotech Clinical Trials ETF	Virtus LifeSci Biotech Products ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$1,478,831	$335,552	$2,446,243	$3	$50,159
Interest income	3,081	1,378	3,504	2,293	2,414
Securities lending, net of fees	—	—	—	79,420	32,072
Total Investment Income	1,481,912	336,930	2,449,747	81,716	84,645
Expenses:
Advisory fees	113,673	68,406	255,921	219,123	241,490
Tax expense	57	142	30	113	113
Dividend and interest expenses	—	—	383,995	—	—
Total Expenses	113,730	68,548	639,946	219,236	241,603
Less expense waivers/reimbursements	—	(3,018)	—	—	—
Net Expenses	113,730	65,530	639,946	219,236	241,603
Net Investment Income (Loss)	1,368,182	271,400	1,809,801	(137,520)	(156,958)
Net Realized Gain (Loss) on:
Investments	(196,351)	(875,572)[1]	2,110,866	(10,177,829)	(4,045,778)
In-kind redemptions	59,666	452,915	—	2,789,095	5,544,958
Written options	—	—	461,188	—	—
Securities sold short	—	—	(290,592)	—
Foreign currency transactions	—	(15,360)	—	—	—
Total Net Realized Gain (Loss)	(136,685)	(438,017)	2,281,462	(7,388,734)	1,499,180
Change in Net Unrealized Appreciation (Depreciation) on:
Investments	1,993,610	1,406,276 [2]	2,000,643	6,791,199	(1,071,625)
Written options	—	—	11,104	—	—
Securities sold short	—	—	(87,816)	—	—
Foreign currency translations	—	402	—	—	—
Total Change in Net Unrealized Appreciation (Depreciation)	1,993,610	1,406,678	1,923,931	6,791,199	(1,071,625)
Net Realized and Change in Unrealized Gain (Loss)	1,856,925	968,661	4,205,393	(597,535)	427,555
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,225,107	$1,240,061	$6,015,194	$(735,055)	$270,597
Foreign withholding taxes	$—	$43,443	$—	$—	$—

1	Net of foreign taxes of $(1,773).
2	Net of change in deferred taxes of $(1,089).

The accompanying notes are an integral part of these financial statements.

Statements of Operations (continued)

For the Year Ended October 31, 2019
	Virtus Newfleet Multi-Sector Bond ETF	Virtus Private Credit Strategy ETF[1]	Virtus Real Asset Income ETF[1]	Virtus WMC Global Factor Opportunities ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$52,652	$12,731,932	$5,475,358	$129,063
Interest income	2,660,646	13,077	9,440	296
Securities lending, net of fees	—	4,598	1,219	—
Total Investment Income	2,713,298	12,749,607	5,486,017	129,359
Expenses:
Advisory fees	367,080	957,617	803,828	24,646
Pricing fees	46,888	—	—	—
Professional fees	35,556	—	—	—
Accounting and administration fees	31,367	—	—	—
Report to shareholders fees	21,951	—	—	—
Transfer agent fees	17,244	—	—	—
Trustee fees	10,968	—	—	—
Exchange listing fees	7,500	—	—	—
Insurance fees	5,658	—	—	—
Custody fees	5,641	—	—	—
Tax expense	—	—	—	57
Other expenses	4,701	—	—	—
Total Expenses	554,554	957,617	803,828	24,703
Less expense waivers/reimbursements	(135,034)	—	—	—
Net Expenses	419,520	957,617	803,828	24,703
Net Investment Income	2,293,778	11,791,990	4,682,189	104,656
Net Realized Gain (Loss) on:
Investments	(1,684,450)[2]	(2,359,440)	(1,694,658)	(118,749)
In-kind redemptions	—	708,188	1,484,072	—
Foreign currency transactions	(7,257)	—	49	(566)
Total Net Realized Loss	(1,691,707)	(1,651,252)	(210,537)	(119,315)
Change in Net Unrealized Appreciation (Depreciation) on:
Investments	3,347,297	(7,421,429)	(6,303,444)	505,845 [3]
Foreign currency translations	1,851	—	—	172
Total Change in Net Unrealized Appreciation (Depreciation)	3,349,148	(7,421,429)	(6,303,444)	506,017
Net Realized and Change in Unrealized Gain (Loss)	1,657,441	(9,072,681)	(6,513,981)	386,702
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,951,219	$2,719,309	$(1,831,792)	$491,358
Foreign withholding taxes	$—	$—	$212,679	$9,195

1	From February 7, 2019 (commencement of operations) through October 31, 2019.
2	Net of foreign taxes of $(1,717).
3	Net of change in deferred taxes of $(9).

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	InfraCap REIT Preferred ETF		Virtus Glovista Emerging Markets ETF
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Period November 7, 2017[1] Through October 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,368,182	$1,107,168	$271,400	$437,830
Net realized loss on investments	(136,685)	(489,779)	(438,017)	(3,285,966)
Net change in unrealized appreciation (depreciation) on investments	1,993,610	(1,208,236)	1,406,678	(1,258,775)
Net increase (decrease) in net assets resulting from operations	3,225,107	(590,847)	1,240,061	(4,106,911)
Distributions to Shareholders	(1,369,330)	(1,137,316)	(670,109)	(51,696)
Distributions to Shareholders from return of capital	(249,926)	(218,190)	—	—
Total distributions	(1,619,256)	(1,355,506)	(670,109)	(51,696)
Shareholder Transactions:
Proceeds from shares sold	15,051,231	3,805,481	—	28,302,634
Cost of shares redeemed	(1,240,219)	—	(6,747,141)	(11,251,769)
Net increase (decrease) in net assets resulting from shareholder transactions	13,811,012	3,805,481	(6,747,141)	17,050,865
Increase (decrease) in net assets	15,416,863	1,859,128	(6,177,189)	12,892,258
Net Assets:
Beginning of period/year	22,468,471	20,609,343	12,892,258	—
End of period/year	$37,885,334	$22,468,471	$6,715,069	$12,892,258
Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	950,004	800,004	600,004	—
Shares sold	600,000	150,000	—	1,100,004
Shares redeemed	(50,000)	—	(300,000)	(500,000)
Shares outstanding, end of period/year	1,500,004	950,004	300,004	600,004

1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	Virtus InfraCap U.S. Preferred Stock ETF		Virtus LifeSci Biotech Clinical Trials ETF
	For the Year Ended October 31, 2019	For the Period May 15, 2018[1] Through October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$1,809,801	$106,736	$(137,520)	$(246,528)
Net realized gain (loss) on investments, written options and securities sold short	2,281,462	52,990	(7,388,734)	14,813,371
Net change in unrealized appreciation (depreciation) on investments, written options and securities sold short	1,923,931	(219,187)	6,791,199	(17,174,895)
Net increase (decrease) in net assets resulting from operations	6,015,194	(59,461)	(735,055)	(2,608,052)
Distributions to Shareholders	(2,935,509)	(133,003)	—	(326,965)
Shareholder Transactions:
Proceeds from shares sold	79,327,661	6,309,977	9,050,920	72,952,271
Cost of shares redeemed	—	—	(20,809,840)	(64,249,191)
Net increase (decrease) in net assets resulting from shareholder transactions	79,327,661	6,309,977	(11,758,920)	8,703,080
Increase (decrease) in net assets	82,407,346	6,117,513	(12,493,975)	5,768,063
Net Assets:
Beginning of period/year	6,117,513	—	36,269,144	30,501,081
End of period/year	$88,524,859	$6,117,513	$23,775,169	$36,269,144
Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	250,004	—	1,350,004	1,100,004
Shares sold	3,100,000	250,004	350,000	2,200,000
Shares redeemed	—	—	(800,000)	(1,950,000)
Shares outstanding, end of period/year	3,350,004	250,004	900,004	1,350,004

1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	Virtus LifeSci Biotech Products ETF		Virtus Newfleet Multi-Sector Bond ETF
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$(156,958)	$(170,625)	$2,293,778	$6,180,088
Net realized gain (loss) on investments	1,499,180	7,902,704	(1,691,707)	(2,016,169)
Net change in unrealized appreciation (depreciation) on investments	(1,071,625)	(9,085,959)	3,349,148	(6,416,795)
Net increase (decrease) in net assets resulting from operations	270,597	(1,353,880)	3,951,219	(2,252,876)
Distributions to Shareholders	—	(68,685)	(2,153,039)	(9,169,422)
Distributions to Shareholders from return of capital	—	—	(182,502)	—
Total distributions	—	(68,685)	(2,335,541)	(9,169,422)
Shareholder Transactions:
Proceeds from shares sold	18,385,750	14,861,049	8,370,585	10,021,681
Cost of shares redeemed	(19,398,700)	(23,567,951)	(84,410,262)	(68,923,686)
Net decrease in net assets resulting from shareholder transactions	(1,012,950)	(8,706,902)	(76,039,677)	(58,902,005)
Decrease in net assets	(742,353)	(10,129,467)	(74,423,999)	(70,324,303)
Net Assets:
Beginning of period/year	27,247,545	37,377,012	98,959,260	169,283,563
End of period/year	$26,505,192	$27,247,545	$24,535,261	$98,959,260
Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	750,004	950,004	4,150,004	6,550,004
Shares sold	450,000	350,000	350,000	400,000
Shares redeemed	(500,000)	(550,000)	(3,500,000)	(2,800,000)
Shares outstanding, end of period/year	700,004	750,004	1,000,004	4,150,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	Virtus Private Credit Strategy ETF	Virtus Real Asset Income ETF
	For the Period February 7, 2019[1] Through October 31, 2019	For the Period February 7, 2019[1] Through October 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$11,791,990	$4,682,189
Net realized loss on investments	(1,651,252)	(210,537)
Net change in unrealized depreciation on investments	(7,421,429)	(6,303,444)
Net increase (decrease) in net assets resulting from operations	2,719,309	(1,831,792)
Distributions to Shareholders	(10,417,838)	(4,789,847)
Shareholder Transactions:
Proceeds from shares sold	233,033,982	261,377,230
Cost of shares redeemed	(13,991,103)	(10,004,253)
Net increase in net assets resulting from shareholder transactions	219,042,879	251,372,977
Increase in net assets	211,344,350	244,751,338
Net Assets:
Beginning of period/year	—	—
End of period/year	$211,344,350	$244,751,338
Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	—	—
Shares sold	9,100,004	10,300,004
Shares redeemed	(550,000)	(400,000)
Shares outstanding, end of period/year	8,550,004	9,900,004

1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	Virtus WMC Global Factor Opportunities ETF
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$104,656	$99,437
Net realized gain (loss) on investments	(119,315)	109,039
Net change in unrealized appreciation (depreciation) on investments	506,017	(213,407)
Net increase (decrease) in net assets resulting from operations	491,358	(4,931)
Distributions to Shareholders	(205,032)	(19,408)
Increase (decrease) in net assets	286,326	(24,339)
Net Assets:
Beginning of period/year	4,994,795	5,019,134
End of period/year	$5,281,121	$4,994,795
Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	200,004	200,004
Shares outstanding, end of period/year	200,004	200,004

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows

For the Year ended October 31, 2019
Virtus InfraCap U.S. Preferred Stock ETF
Cash Flows From Operating Activities:
Net increase in net assets from operations	$6,015,194
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(56,926,756)
Proceeds from sales of investment securities	58,967,793
Net proceeds from purchased and written options	786,539
Net proceeds from securities sold short	10,833,837
Payments made to cover securities sold short	(5,394,553)
Net realized gain on investments	(2,110,866)
Net realized loss on securities sold shorts	290,592
Net realized gain on written options	(461,188)
Net change in unrealized appreciation on investments	(2,000,643)
Net change in unrealized depreciation on securities sold short	87,816
Net change in unrealized appreciation on written options	(11,104)
Increase in dividends and interest receivable	(82,235)
Increase in due from brokers	(4,782,426)
Increase in advisory fees payable	49,399
Net cash provided by operating activities	5,261,399
Cash Flows from Financing Activities:
Proceeds from borrowings	17,342,259
Payments for fund shares sold in excess of in-kind creations	(18,720,790)
Distributions paid	(2,935,509)
Net cash used in financing activities	(4,314,040)
Net increase in cash	947,359
Cash, beginning of year	273,649
Cash, end of year	$1,221,008
Supplementary information:
Interest paid on borrowings	$240,026
Non-cash financing activities:
In-kind creations — Issued	98,048,237
In-kind creations — Redeemed	–

The accompanying notes are an integral part of these financial statements.

Financial Highlights

	InfraCap REIT Preferred ETF
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period February 7, 2017[1] Through October 31, 2017
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$23.65	$25.76	$25.06
Investment operations:
Net investment income[2]	1.32	1.21	1.03
Net realized and unrealized gain (loss)	1.83	(1.85)	0.60
Total from investment operations	3.15	(0.64)	1.63

Less Distributions from:
Net investment income	(1.30)	(1.23)	(0.93)
Return of capital	(0.24)	(0.24)	—
Total distributions	(1.54)	(1.47)	(0.93)
Net Asset Value, End of period	$25.26	$23.65	$25.76
Net Asset Value Total Return[3]	13.78%	(2.60)%	6.54%
Net assets, end of period (000’s omitted)	$37,885	$22,468	$20,609

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.45%[4]	0.45%[4]	0.45%[5]
Net investment income	5.42%	4.93%	5.48%[5]
Portfolio turnover rate[6]	66%	70%	91%[7]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.
5	Annualized.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus Glovista Emerging Markets ETF
	For the Year Ended October 31, 2019	For the Period November 7, 2017[1] Through October 31, 2018
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$21.49	$24.95
Investment operations:
Net investment income[2]	0.60	0.53
Net realized and unrealized gain (loss)	1.41	(3.90)
Total from investment operations	2.01	(3.37)

Less Distributions from:
Net investment income	(1.12)	(0.09)
Total distributions	(1.12)	(0.09)
Net Asset Value, End of period	$22.38	$21.49
Net Asset Value Total Return[3]	9.77%	(13.58)%
Net assets, end of period (000’s omitted)	$6,715	$12,892

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.65%[4]	0.65%[5]
Expenses, prior to expense waivers	0.68%[4]	0.68%[5]
Net investment income	2.70%	2.20%[5]
Portfolio turnover rate[6]	121%	162%[7]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.
5	Annualized.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus InfraCap U.S. Preferred Stock ETF
	For the Year Ended October 31, 2019	For the Period May 15, 2018[1] Through October 31, 2018
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$24.47	$24.96
Investment operations:
Net investment income[2]	1.44	0.72
Net realized and unrealized gain (loss)	2.80	(0.45)
Total from investment operations	4.24	0.27

Less Distributions from:
Net investment income	(2.28)	(0.76)
Total distributions	(2.28)	(0.76)
Net Asset Value, End of period	$26.43	$24.47
Net Asset Value Total Return[3]	18.37%	1.02%
Net assets, end of period (000’s omitted)	$88,525	$6,118

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	2.00%[4,5]	2.13%[6,7]
Net investment income	5.66%	6.22%[6]
Portfolio turnover rate[8]	150%	55%[9]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.
5	The ratios of expenses to average net assets include interest expense of 0.75% and dividend expense on securities sold short fees of 0.45%.
6	Annualized.
7	The ratios of expenses to average net assets include interest expense of 1.05% and dividend expense on securities sold short fees of 0.28%.
8	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
9	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus LifeSci Biotech Clinical Trials ETF
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Period December 16, 2014[1] Through October 31, 2015
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$26.87	$27.73	$18.05	$27.37	$25.00
Investment operations:
Net investment loss[2]	(0.13)	(0.15)	(0.12)	(0.14)	(0.24)
Net realized and unrealized gain (loss)	(0.32)	(0.41)	9.80	(9.03)	2.61 [3]
Total from investment operations	(0.45)	(0.56)	9.68	(9.17)	2.37

Less Distributions from:
Net investment income	—	(0.30)	—	—	—
Net realized gains	—	—	—	(0.15)	—
Total distributions	—	(0.30)	—	(0.15)	—
Net Asset Value, End of period	$26.42	$26.87	$27.73	$18.05	$27.37
Net Asset Value Total Return[4]	(1.67)%	(2.05)%	53.66%	(33.73)%	9.46%
Net assets, end of period (000’s omitted)	$23,775	$36,269	$30,501	$18,045	$23,261

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%[5]	0.79%[5]	0.83%	0.85%[5]	0.85%[6,7]
Net investment loss	(0.50)%	(0.45)%	(0.53)%	(0.67)%	(0.85)%[6]
Portfolio turnover rate[8]	67%	65%	45%	54%	76%[9]

1	Commencement of operations.
2	Based on average shares outstanding.
3	The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.
4	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
5	The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.
6	Annualized.
7	The ratios of expenses to average net assets includes interest expense fees of less than 0.01%.
8	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
9	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Period December 16, 2014[1] Through October 31, 2015
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$36.33	$39.34	$28.91	$30.50	$25.00
Investment operations:
Net investment income (loss)[2]	(0.20)	(0.21)	0.07	(0.12)	(0.17)
Net realized and unrealized gain (loss)	1.73	(2.73)	10.36	(1.07)	5.67 [3]
Total from investment operations	1.53	(2.94)	10.43	(1.19)	5.50

Less Distributions from:
Net investment income	—	(0.07)	—	—	—
Net realized gains	—	—	—	(0.40)	—
Total distributions	—	(0.07)	—	(0.40)	—
Net Asset Value, End of period	$37.86	$36.33	$39.34	$28.91	$30.50
Net Asset Value Total Return[4]	4.22%	(7.49)%	36.08%	(3.97)%	21.99%
Net assets, end of period (000’s omitted)	$26,505	$27,248	$37,377	$23,130	$22,874

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%[5]	0.79%[5]	0.84%	0.85%[5]	0.86%[6,7]
Net investment income (loss)	(0.51)%	(0.49)%	0.19%	(0.43)%	(0.58)%[6]
Portfolio turnover rate[8]	41%	32%	34%	35%	45%[9]

1	Commencement of operations.
2	Based on average shares outstanding.
3	The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.
4	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
5	The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.
6	Annualized.
7	The ratios of expenses to average net assets includes interest expense fees of 0.01%.
8	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
9	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus Newfleet Multi-Sector Bond ETF
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Period August 10, 2015[1] Through October 31, 2015
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$23.85	$25.84	$25.96	$25.09	$25.00
Investment operations:
Net investment income[2]	1.06	1.12	1.09	0.95	0.05
Net realized and unrealized gain (loss)	0.74	(1.51)	0.22	0.85	0.07
Total from investment operations	1.80	(0.39)	1.31	1.80	0.12

Less Distributions from:
Net investment income	(1.02)	(1.15)	(1.10)	(0.93)	(0.03)
Net realized gains	—	(0.45)	(0.33)	—	—
Return of capital	(0.09)	—	—	—	—
Total distributions	(1.11)	(1.60)	(1.43)	(0.93)	(0.03)
Net Asset Value, End of period	$24.54	$23.85	$25.84	$25.96	$25.09
Net Asset Value Total Return[3]	7.74%	(1.62)%	5.26%	7.37%	0.47%
Net assets, end of period (000’s omitted)	$24,535	$98,959	$169,284	$167,474	$153,035

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.80%	0.80%	0.80%	0.80%[4]	0.80%[5]
Expenses, prior to expense waivers	1.06%	0.86%	0.84%	0.91%[4]	0.99%[5]
Net investment income	4.37%	4.51%	4.26%	3.75%	0.88%[5]
Portfolio turnover rate[6]	95%	82%	113%	100%	20%[7]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.
5	Annualized.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Virtus Private Credit Strategy ETF
For the Period February 7, 2019[1] Through October 31, 2019
Per Share Data for a Share Outstanding throughout the period presented:
Net asset value, beginning of period	$24.85
Investment operations:
Net investment income[2]	1.70
Net realized and unrealized loss	(0.45)
Total from investment operations	1.25

Less Distributions from:
Net investment income	(1.38)
Total distributions	(1.38)
Net Asset Value, End of period	$24.72
Net Asset Value Total Return[3]	5.03%
Net assets, end of period (000’s omitted)	$211,344

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.75%[4]
Net investment income	9.24%[4]
Portfolio turnover rate[5]	22%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	Annualized.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Virtus Real Asset Income ETF
For the Period February 7, 2019[1] Through October 31, 2019
Per Share Data for a Share Outstanding throughout the period presented:
Net asset value, beginning of period	$24.79
Investment operations:
Net investment income[2]	0.58
Net realized and unrealized loss	(0.12)
Total from investment operations	0.46

Less Distributions from:
Net investment income	(0.53)
Total distributions	(0.53)
Net Asset Value, End of period	$24.72
Net Asset Value Total Return[3]	1.87%
Net assets, end of period (000’s omitted)	$244,751

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.55%[4]
Net investment income	3.20%[4]
Portfolio turnover rate[5]	15%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	Annualized.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus WMC Global Factor Opportunities ETF
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period October 10, 2017[1] Through October 31, 2017
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$24.97	$25.10	$25.00
Investment operations:
Net investment income[2]	0.52	0.50	0.01
Net realized and unrealized gain (loss)	1.95	(0.53)	0.09
Total from investment operations	2.47	(0.03)	0.10

Less Distributions from:
Net investment income	(0.49)	(0.10)	—
Net realized gains	(0.54)	—	—
Total distributions	(1.03)	(0.10)	—
Net Asset Value, End of period	$26.41	$24.97	$25.10
Net Asset Value Total Return[3]	10.60%	(0.11)%	0.38%
Net assets, end of period (000’s omitted)	$5,281	$4,995	$5,019

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.49%[4]	0.49%[4]	0.49%[5]
Net investment income	2.08%	1.88%	0.76%[5]
Portfolio turnover rate[6]	88%	80%	23%[7]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.
5	Annualized.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2019

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

As of October 31, 2019, 11 funds of the Trust are offered for sale. The InfraCap REIT Preferred ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF and Virtus WMC Global Factor Opportunities ETF (each a “Fund” and collectively, the “Funds”), each a separate investment portfolio of the Trust, are presented herein. The offering of each Fund’s shares is registered under the Securities Act of 1933 (the “Securities Act”).

Funds	Commencement of Operations
InfraCap REIT Preferred ETF	February 7, 2017
Virtus Glovista Emerging Markets ETF	November 7, 2017
Virtus InfraCap U.S. Preferred Stock ETF	May 15, 2018
Virtus LifeSci Biotech Clinical Trials ETF	December 16, 2014
Virtus LifeSci Biotech Products ETF	December 16, 2014
Virtus Newfleet Multi-Sector Bond ETF	August 10, 2015
Virtus Private Credit Strategy ETF	February 7, 2019
Virtus Real Asset Income ETF	February 7, 2019
Virtus WMC Global Factor Opportunities ETF	October 10, 2017

InfraCap REIT Preferred ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus Private Credit Strategy ETF and Virtus Real Asset Income ETF are “non-diversified” Funds, as defined under the 1940 Act, as of the fiscal year ended October 31, 2019.

The Funds have the following investment objectives:

InfraCap REIT Preferred ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx REIT Preferred Stock Index.

Virtus Glovista Emerging Markets ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Solactive Most Favored Nations Emerging Market Index.

Virtus InfraCap U.S. Preferred Stock ETF seeks current income and, secondarily, capital appreciation.

Virtus LifeSci Biotech Clinical Trials ETF and Virtus LifeSci Biotech Products ETF seek investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Clinical Trials Index and LifeSci Biotechnology Products Index, respectively.

Virtus Newfleet Multi-Sector Bond ETF seeks to provide a high level of current income and, secondarily, capital appreciation.

Virtus Private Credit Strategy ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Private Credit Index.

Virtus Real Asset Income ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Real Asset Income Index.

Virtus WMC Global Factor Opportunities ETF seeks capital appreciation. There is no guarantee that a Fund will achieve its objective(s).

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a) Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (continued)

October 31, 2019

(b) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(c) Security Valuation

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities and Exchange-Traded Funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. Such valuations are typically categorized as Level 2 in the fair value hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued using procedures adopted by the Board are generally categorized as Level 3 in the fair value hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include options, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in other open-end investment companies are valued based on their net asset value each business day. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the fair value hierarchy.

(d) Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at October 31, 2019, is disclosed at the end of each Fund’s Schedule of Investments.

(e) Security Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments

Notes to Financial Statements (continued)

October 31, 2019

or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

(f) Foreign Taxes

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

(g) Expenses

Each Fund pays all of its expenses not assumed by its Sub-Adviser, if any, as defined in Note 3, or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund and other series of the Trust or the nature of the services performed and relative applicability to each Fund and other series of the Trust.

(h) Short Sales

The Virtus InfraCap U.S. Preferred Stock ETF may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

(i) Distributions to Shareholders

Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

(j) Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date the income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(k) Loan Agreements

The Virtus Newfleet Multi-Sector Bond ETF may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The lender administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

Notes to Financial Statements (continued)

October 31, 2019

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

(l) Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with The Bank of New York Mellon (“BNY Mellon”), as a third party lending agent. Under the terms of the agreement, a Fund doing so is required to maintain collateral with a market value not less than 102% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and rebates charged by BNY Mellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At October 31, 2019, the following Funds had securities on loan:

Funds	Market Value	Cash Collateral	Non Cash Collateral(a)	Net Amount
Virtus LifeSci Biotech Clinical Trials ETF	$6,713,301	$3,114,419	$3,598,882	$0
Virtus LifeSci Biotech Products ETF	7,679,255	1,719,938	5,959,317	0
Virtus Private Credit Strategy ETF	10,966,263	9,173,194	1,793,069	0
Virtus Real Asset Income ETF	14,927,010	9,799,466	5,127,544	0

(a)	Collateral received in excess of the market value of securities on loan is not presented in this table. The total non cash collateral is disclosed in the Fund’s Schedule of Investments.

Funds not listed in table above did not have any securities on loan at October 31, 2019.

Notes to Financial Statements (continued)

October 31, 2019

The following table presents the contract value of securities lending transactions and the type of collateral provided to counterparties.

Remaining Contractual Maturity of the Agreements, as of October 31, 2019

	Overnight and	Between
	Continuous	<30 Days	30 & 90 days	>90 days	Total
Virtus LifeSci Biotech Clinical Trials ETF
Securities Lending Transactions
Common Stocks	$7,076,713	$—	$—	$—	$ 7,076,713
Gross amount of recognized liabilities for securities lending transactions:					$ 7,076,713
Virtus LifeSci Biotech Products ETF
Securities Lending Transactions
Common Stocks	$7,998,030	$—	$—	$—	$ 7,998,030
Gross amount of recognized liabilities for securities lending transactions:					$ 7,998,030
Virtus Private Credit Strategy ETF
Securities Lending Transactions
Common Stocks	$11,310,724	$—	$—	$—	$11,310,724
Gross amount of recognized liabilities for securities lending transactions:					$11,310,724
Virtus Real Asset Income ETF
Securities Lending Transactions
Common Stocks	$15,344,760	$—	$—	$—	$15,344,760
Gross amount of recognized liabilities for securities lending transactions:					$15,344,760

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreements

The Trust has entered into Investment Advisory Agreements (collectively, “Advisory Agreement”) with Virtus ETF Advisers LLC (the “Adviser”) an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser has agreed to pay all of the ordinary operating expenses of the Virtus Glovista Emerging Markets ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and Virtus WMC Global Factor Opportunities ETF, except for each Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Funds. The Adviser is entitled to receive a fee from each Fund (unless otherwise noted below) based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate as follows:

Funds	Rate
InfraCap REIT Preferred ETF	0.45%, subject to a minimum annual fee of $25,000 per year
Virtus Glovista Emerging Markets ETF	0.68%
Virtus InfraCap U.S. Preferred Stock ETF	0.80%
Virtus LifeSci Biotech Clinical Trials ETF	0.79%
Virtus LifeSci Biotech Products ETF	0.79%
Virtus Newfleet Multi-Sector Bond ETF	0.70%
Virtus Private Credit Strategy ETF	0.75%
Virtus Real Asset Income ETF	0.55%
Virtus WMC Global Factor Opportunities ETF	0.49%

The Advisory Agreement may be terminated by the Trust on behalf of a Fund with the approval of a Fund’s Board or by a vote of the majority of a Fund’s shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Fee Waiver Agreement

The Adviser has contractually agreed to waive a portion of the Virtus Glovista Emerging Markets ETF’s management fee equal to 0.03% of the Fund’s average daily net assets, which will have the effect of reducing acquired fund fees and expenses (the “Fee Waiver Agreement”). Unless the Adviser continues the Fee Waiver Agreement, it will terminate on February 28, 2020.

Notes to Financial Statements (continued)

October 31, 2019

Expense Limitation Agreement

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to limit Virtus Newfleet Multi-Sector Bond ETF’s total operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) from exceeding 0.80% of the Fund’s average daily net assets through at least February 28, 2020.

The expense limitation agreement with respect to Virtus Newfleet Multi-Sector Bond ETF will be terminated upon termination of the Advisory Agreement between the Adviser and the Fund. In addition, while the Adviser or the Fund may discontinue the expense limitation agreement after the contractual period, it may only be terminated during its term with the approval of the Fund’s Board of Trustees.

Under certain conditions, the Adviser may recapture operating expenses waived or reimbursed under the expense limitation agreement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.80% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree). All or a portion of the following expenses reimbursed by the Adviser may be recaptured during the fiscal years indicated:

Funds	2020	2021	2022
Virtus Glovista Emerging Markets ETF	$—	$5,983	$3,018
Virtus Newfleet Multi-Sector Bond ETF	83,625	81,340	135,034

Sub-Advisory Agreement

Each Sub-Adviser provides investment advice and management services to its respective Fund. Pursuant to an investment sub-advisory agreement among the Trust, the respective Sub-Adviser and the Adviser, the Adviser pays each Fund’s Sub-Adviser a sub-advisory fee calculated as shown below. The Adviser has delegated to the InfraCap REIT Preferred ETF and Virtus InfraCap U.S. Preferred Stock ETF’s sub-adviser the obligation to pay all of the ordinary operating expenses of each of those Funds, except for the management fee paid to the Adviser; payments under any 12b-1 plan adopted by the Fund; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The Sub-Advisers and sub-advisory fees for each Fund are listed below.

Funds	Sub-Advisers	Sub-Advisory Fees
InfraCap REIT Preferred ETF	Infrastructure Capital Advisors, LLC	0.375%*
Virtus Glovista Emerging Markets ETF	Glovista Investments LLC	60% of the net advisory fee*+
Virtus InfraCap U.S. Preferred Stock ETF	Infrastructure Capital Advisors, LLC	0.66%*
Virtus Newfleet Multi-Sector Bond ETF	Newfleet Asset Management, LLC(1)	50% of the net advisory fee*++
Virtus WMC Global Factor Opportunities ETF	Wellington Management Company LLP	0.21%*

(1)	An indirect wholly owned subsidiary of Virtus.
*	InfraCap REIT Preferred ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus Newfleet Multi-Sector Bond ETF and Virtus WMC Global Factor Opportunities ETF’s sub-advisory fees are paid for by the Adviser, not the Funds.
+	Net advisory fee: The advisory fee paid by the Fund to the Adviser for investment advisory services under the Adviser’s investment advisory agreement with the Fund, after deducting the payment of all of the ordinary operating expenses of the Fund under the Adviser’s unified fee arrangement. In the event that the Adviser waives all or a portion of its fee pursuant to an applicable waiver agreement, then the Sub-Adviser will waive its fee in the same proportion as the Adviser.
++	Net advisory fee: In the event the Adviser waives its entire fee and also assumes expenses of the Trust pursuant to an applicable expense limitation agreement, the Sub-Adviser will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount. If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and the Sub-Adviser together, then the Adviser will pay to the Sub-Adviser 50% of the amount recaptured.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Funds. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly-owned subsidiary of Virtus.

Distribution and Service (12b-1 Plan)

The Board of Trustees has adopted a distribution and service plan, under which InfraCap REIT Preferred ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and Virtus WMC Global Factor Opportunities ETF (collectively, the “12b-1 Funds”) are authorized to pay an amount up to 0.25% of their average daily net assets each year to finance activities primarily intended to

Notes to Financial Statements (continued)

October 31, 2019

result in the sale of Creation Units of the 12b-1 Funds or the provision of investor services. No 12b-1 fees are currently paid by the 12b-1 Funds and there are no current plans to impose these fees.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly-owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

Affiliated Shareholders

At October 31, 2019, Virtus Partners, Inc. held shares of Virtus WMC Global Factor Opportunities ETF which may be sold at any time that aggregated to the following:

	Shares	% of shares outstanding
Virtus WMC Global Factor Opportunities ETF	184,503	92.3%

At October 31, 2019, the respective sub-adviser of the below Funds held shares of such Fund which may be redeemed at any time that aggregated to the following:

	Shares	% of shares outstanding
InfraCap REIT Preferred ETF	101,525	6.8%
Virtus InfraCap U.S. Preferred Stock ETF	198,084	5.9%

4. CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Funds’ Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Funds. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required. Accounting for Uncertainty in Income Taxes as issued by the Financial Accounting Standards Board provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2016, 2017 and 2018), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (continued)

October 31, 2019

The Funds recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended October 31, 2019, the Funds had no accrued penalties or interest.

At October 31, 2019, the adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap REIT Preferred ETF	$36,616,672	$1,059,573	$(211,416)	$848,157
Virtus Glovista Emerging Markets ETF	6,960,538	579,865	(837,791)	(257,926)
Virtus InfraCap U.S. Preferred Stock ETF	108,717,740	2,285,413	(870,753)	1,414,660
Virtus LifeSci Biotech Clinical Trials ETF	34,180,833	3,256,098	(10,628,860)	(7,372,762)
Virtus LifeSci Biotech Products ETF	35,680,088	2,517,302	(10,345,259)	(7,827,957)
Virtus Newfleet Multi-Sector Bond ETF	23,967,862	807,943	(484,787)	323,156
Virtus Private Credit Strategy ETF	225,399,244	3,459,927	(11,748,365)	(8,288,438)
Virtus Real Asset Income ETF	257,100,060	13,531,221	(20,614,556)	(7,083,335)
Virtus WMC Global Factor Opportunities ETF	4,963,777	563,037	(270,939)	292,098

At October 31, 2019, the components of accumulated earnings/loss on a tax-basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
InfraCap REIT Preferred ETF	$—	$(717,849)	$848,157	$130,308
Virtus Glovista Emerging Markets ETF	1,869	(3,128,283)	(263,824)	(3,390,238)
Virtus InfraCap U.S. Preferred Stock ETF	1,383,424	168,001	1,335,796	2,887,221
Virtus LifeSci Biotech Clinical Trials ETF	—	(26,075,065)	(7,372,762)	(33,447,827)
Virtus LifeSci Biotech Products ETF	—	(7,112,898)	(7,827,957)	(14,940,855)
Virtus Newfleet Multi-Sector Bond ETF	—	(3,476,181)	323,105	(3,153,076)
Virtus Private Credit Strategy ETF	1,374,152	(1,410,992)	(8,288,438)	(8,325,278)
Virtus Real Asset Income ETF	—	(902,675)	(7,083,335)	(7,986,010)
Virtus WMC Global Factor Opportunities ETF	95,379	(106,552)	292,194	281,021

Ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the fiscal year ended October 31, 2019, the following Funds incurred and elected to defer Late Year Ordinary Losses as follows:

Virtus LifeSci Biotech Clinical Trials ETF	$105,350
Virtus LifeSci Biotech Products ETF	136,985

The tax character of distributions paid during the periods ended October 31, 2019 and October 31, 2018 were as follows:

	2019			2018
	Distributions Paid From Ordinary Income	Return of Capital	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income	Return of Capital	Distributions Paid From Long-Term Capital Gains
InfraCap REIT Preferred ETF	$1,369,330	$249,926	$—	$1,137,316	$218,190	$—
Virtus Glovista Emerging Markets ETF	670,109	—	—	51,696	—	—
Virtus InfraCap U.S. Preferred Stock ETF	2,935,509	—	—	125,816	—	7,187
Virtus LifeSci Biotech Clinical Trials ETF	—	—	—	326,965	—	—
Virtus LifeSci Biotech Products ETF	—	—	—	68,685	—	—
Virtus Newfleet Multi-Sector Bond ETF	2,153,039	182,502	—	7,305,641	—	1,863,781
Virtus Private Credit Strategy ETF	10,417,838	—	—	—	—	—
Virtus Real Asset Income ETF	4,789,847	—	—	—	—	—
Virtus WMC Global Factor Opportunities ETF	157,016	—	48,016	19,408	—	—

Notes to Financial Statements (continued)

October 31, 2019

At October 31, 2019, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders:

	Short-Term No Expiration	Long-Term No Expiration	Total
InfraCap REIT Preferred ETF	$543,978	$173,871	$717,849
Virtus Glovista Emerging Markets ETF	2,558,859	569,424	3,128,283
Virtus InfraCap U.S. Preferred Stock ETF	—	—	—
Virtus LifeSci Biotech Clinical Trials ETF	15,489,516	10,480,199	25,969,715
Virtus LifeSci Biotech Products ETF	3,215,227	3,760,686	6,975,913
Virtus Newfleet Multi-Sector Bond ETF	1,052,658	2,423,523	3,476,181
Virtus Private Credit Strategy ETF	1,410,992	—	1,410,992
Virtus Real Asset Income ETF	902,675	—	902,675
Virtus WMC Global Factor Opportunities ETF	106,552	—	106,552

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. Reclassifications are primarily due to tax treatment of redemptions in kind. At October 31, 2019, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

	Distributable Earnings (Accumulated Deficit)	Paid-In-Capital
InfraCap REIT Preferred ETF	$(51,960)	$51,960
Virtus Glovista Emerging Markets ETF	(94,615)	94,615
Virtus InfraCap U.S. Preferred Stock ETF	—	—
Virtus LifeSci Biotech Clinical Trials ETF	(620,124)	620,124
Virtus LifeSci Biotech Products ETF	(4,547,724)	4,547,724
Virtus Newfleet Multi-Sector Bond ETF	(740)	740
Virtus Private Credit Strategy ETF	(626,749)	626,749
Virtus Real Asset Income ETF	(1,364,371)	1,364,371
Virtus WMC Global Factor Opportunities ETF	—	—

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscription in-kind and redemption in-kind for the year ended October 31, 2019 were as follows:

	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap REIT Preferred ETF	$16,378,523	$16,423,929	$14,987,491	$ 1,257,775
Virtus Glovista Emerging Markets ETF	11,820,874	13,680,283	—	4,879,934
Virtus InfraCap U.S. Preferred Stock ETF	64,868,507	69,566,540	98,048,237	—
Virtus LifeSci Biotech Clinical Trials ETF	19,270,105	18,219,983	9,048,421	21,032,802
Virtus LifeSci Biotech Products ETF	12,636,763	12,260,084	18,383,797	19,884,460
Virtus Newfleet Multi-Sector Bond ETF	45,516,186	119,154,758	—	—
Virtus Private Credit Strategy ETF	36,623,374	38,812,832	233,136,690	13,936,940
Virtus Real Asset Income ETF	28,292,308	29,294,712	261,313,494	10,262,980
Virtus WMC Global Factor Opportunities ETF	4,416,894	4,517,896	—	—

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Virtus InfraCap U.S. Preferred Stock ETF may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation

Notes to Financial Statements (continued)

October 31, 2019

above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Virtus InfraCap U.S. Preferred Stock may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are reported as part of change in unrealized gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Transactions in derivative instruments reflected on the Statement of Assets and Liabilities at October 31, 2019, are:

Liabilities	Equity Risk
Written options, at value	$228,623

Transactions in derivative instruments reflected on the Statement of Operations during the year were as follows:

Net Realized Gain (Loss) on:	Equity Risk
Investments*	$ (1,546)
Written options	461,188

*	Purchased option contracts are included in Net Realized Gain (Loss) on Investments on the Statement of Operations.
Change in Net Unrealized Appreciation (Depreciation) on:	Equity Risk
Investments**	$989
Written options	11,104

**	Purchased option contracts are included in Change in Net Unrealized Appreciation (Depreciation) on Investments in the Statement of Operations.

For the year ended October 31, 2019, the monthly average market value of the purchased options and written options contracts held by the Fund were $7,242 and $(81,863), respectively.

8. BORROWINGS

The Virtus InfraCap U.S. Preferred Stock ETF entered into a Lending Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank. Borrowings under the Agreement are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreement, the Bank may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the 3 Month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. The Agreement has an on-demand commitment term. For the year ended October 31, 2019, the average daily borrowings under the Agreement and the daily average interest rate were $6,803,682 and 3.66%, respectively.

At October 31, 2019, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$19,221,156	3.10%

9. INVESTMENT RISKS

As with any investment, an investment in the Funds could result in a loss or the performance of the Funds could be inferior to that of other investments. An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing. Each Fund’s prospectus and statement of additional information contain this and other important information.

Notes to Financial Statements (continued)

October 31, 2019

10. CREDIT RISK

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

11. CASH CONCENTRATION RISK

At various times, the Funds may have cash and cash collateral balances that exceed federally insured limits.

12. 10% SHAREHOLDERS

As of October 31, 2019, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Funds	% of Shares Outstanding	Number of Accounts
InfraCap REIT Preferred ETF	49%	2
Virtus Glovista Emerging Markets ETF	92%	5
Virtus InfraCap U.S. Preferred Stock ETF	64%	3
Virtus LifeSci Biotech Clinical Trials ETF	54%	3
Virtus LifeSci Biotech Products ETF	69%	4
Virtus Newfleet Multi-Sector Bond ETF	41%	2
Virtus Private Credit Strategy ETF	99%	1
Virtus Real Asset Income ETF	100%	1
Virtus WMC Global Factor Opportunities ETF	92%	1	*

*	Shareholder account is affiliated.

13. SUBSEQUENT EVENTS

Effective January 1, 2020, the Adviser has contractually agreed to reduce its management fee for Virtus Newfleet Multi-Sector Bond ETF (the “Fund”) from the annual rate of 0.70% to the annual rate of 0.45% of the Fund’s average daily net assets.

Effective January 1, 2020, the Adviser has also contractually agreed to change the expense limitation agreement with the Fund so that the Fund’s total operating expenses (excluding certain items discussed in the Fund’s prospectus) do not exceed 0.49% of the Fund’s average daily net assets.

Management has evaluated subsequent events through the issuance of these financial statements and has determined that, except as set forth above, there are no material events that would require disclosure.

Schedule of Investments — InfraCap MLP ETF

October 31, 2019

Security Description	Shares	Value
Common Stocks—129.8%(1)
Energy—129.8%
BP Midstream Partners LP	1,346,366	$19,858,898
BP PLC (United Kingdom)(2)(3)	97,154	3,683,108
Cheniere Energy Partners LP	4,319	194,053
Crestwood Equity Partners LP(3)	98,469	3,558,670
DCP Midstream LP(3)	585,506	13,402,232
Enable Midstream Partners LP	89,788	905,961
Energy Transfer LP(3)	4,045,886	50,937,705
EnLink Midstream LLC*	962,841	6,017,756
Enterprise Products Partners LP(3)	1,537,020	40,008,630
EQM Midstream Partners LP(3)	539,777	16,128,537
Genesis Energy LP	639,110	12,890,849
Kinder Morgan, Inc.(3)	191,218	3,820,536
Magellan Midstream Partners LP(3)	248,822	15,506,587
Marathon Petroleum Corp.(3)	227,578	14,553,613
MPLX LP(3)	1,873,765	49,411,183
NGL Energy Partners LP	863,210	9,711,112
Noble Midstream Partners LP	829,022	19,996,011
NuStar Energy LP(3)	575,003	16,019,583
ONEOK, Inc.(3)	57,036	3,982,824
Phillips 66(3)	15,880	1,855,102
Phillips 66 Partners LP(3)	162,511	9,082,740
Plains All American Pipeline LP(3)	2,043,711	37,052,481
Royal Dutch Shell PLC Class A (Netherlands)(2)(3)	96,180	5,575,555
Shell Midstream Partners LP(3)	569,933	11,695,025
Tallgrass Energy LP	1,205,295	22,490,805
Targa Resources Corp.(3)	108,983	4,237,259
TC PipeLines LP	231,258	9,162,442
Western Midstream Partners LP(3)	1,334,558	28,372,703
Williams Cos., Inc. (The)(3)	28,343	632,332
Total Energy		430,744,292
Total Common Stocks
(Cost $510,858,530)		430,744,292

	Notional Amount	Number of contracts
Purchased Options — 0.1%
Purchased Call Options
Enterprise Products Partners LP,
Expires 12/20/19,
Strike Price $31.00	102,000	1,020	2,040
Kinder Morgan, Inc.,
Expires 11/08/19,
Strike Price $21.00	1,000	10	10
Kinder Morgan, Inc.,
Expires 11/15/19,
Strike Price $23.00	171,200	1,712	0
Kinder Morgan, Inc.,
Expires 12/20/19,
Strike Price $23.00	82,000	820	1,640
Kinder Morgan, Inc.,
Expires 12/20/19,
Strike Price $24.00	96,700	967	0
Marathon Petroleum Corp.,
Expires 11/15/19,
Strike Price $62.50	97,800	978	236,676

Security Description	Notional Amount	Number of contracts	Value
Purchased Options (continued)
Purchased Call Options (continued)
Marathon Petroleum Corp.,
Expires 12/20/19,
Strike Price $70.00	136,800	1,368	$134,064
Purchased Put Options
Marathon Petroleum Corp.,
Expires 11/08/19,
Strike Price $57.50	3,300	33	165
Marathon Petroleum Corp.,
Expires 11/15/19,
Strike Price $55.00	81,000	810	4,050
ONEOK, Inc.,
Expires 11/15/19,
Strike Price $60.00	32,000	320	960
Phillips 66,
Expires 11/15/19,
Strike Price $100.00	51,000	510	3,570
TOTAL PURCHASED OPTIONS
(Cost $762,643)			383,175
TOTAL INVESTMENTS — 129.9%
(Cost $511,621,173)			431,127,467
Liabilities in Excess of Other Assets—(29.9)%			(99,191,304)
Net Assets — 100.0%			$331,936,163
Written Options — (0.3)%
Written Call Options
BP PLC,
Expires 11/01/19,
Strike Price $38.00	(48,000)	(480)	(4,800)
BP PLC,
Expires 11/01/19,
Strike Price $39.00	(51,000)	(510)	(510)
BP PLC,
Expires 11/15/19,
Strike Price $38.50	(71,000)	(710)	(12,780)
BP PLC,
Expires 11/22/19,
Strike Price $38.50	(51,000)	(510)	(12,750)
BP PLC,
Expires 12/06/19,
Strike Price $39.00	(51,000)	(510)	(13,260)
Crestwood Equity Partners LP,
Expires 11/15/19,
Strike Price $35.00	(41,000)	(410)	(34,850)
Crestwood Equity Partners LP,
Expires 01/17/20,
Strike Price $40.00	(31,000)	(310)	(7,750)
DCP Midstream LP,
Expires 11/15/19,
Strike Price $30.00	(1,000)	(10)	0
DCP Midstream LP,
Expires 01/17/20,
Strike Price $30.00	(50,000)	(500)	(5,000)
Energy Transfer LP,
Expires 11/01/19,
Strike Price $13.50	(40,900)	(409)	0

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2019

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)
Written Calls Option (continued)
Energy Transfer LP,
Expires 11/08/19,
Strike Price $13.50	(1,000)	(10)	$(20)
Energy Transfer LP,
Expires 11/08/19,
Strike Price $14.00	(4,000)	(40)	(40)
Energy Transfer LP,
Expires 11/15/19,
Strike Price $14.00	(89,500)	(895)	(1,790)
Energy Transfer LP,
Expires 11/22/19,
Strike Price $13.50	(9,200)	(92)	(276)
Energy Transfer LP,
Expires 11/29/19,
Strike Price $13.00	(104,000)	(1,040)	(13,520)
Energy Transfer LP,
Expires 11/29/19,
Strike Price $13.50	(103,000)	(1,030)	(6,180)
Enterprise Products Partners LP,
Expires 11/15/19,
Strike Price $28.00	(50,000)	(500)	(2,500)
Enterprise Products Partners LP,
Expires 11/22/19,
Strike Price $28.00	(100,000)	(1,000)	(4,000)
Enterprise Products Partners LP,
Expires 12/13/19,
Strike Price $27.50	(1,000)	(10)	(100)
Enterprise Products Partners LP,
Expires 12/20/19,
Strike Price $28.00	(112,000)	(1,120)	(11,200)
Enterprise Products Partners LP,
Expires 12/20/19,
Strike Price $30.00	(11,000)	(110)	(550)
Enterprise Products Partners LP,
Expires 01/17/20,
Strike Price $28.00	(1,000)	(10)	(160)
EQM Midstream Partners LP,
Expires 11/15/19,
Strike Price $35.00	(12,000)	(120)	(240)
EQM Midstream Partners LP,
Expires 01/17/20,
Strike Price $35.00	(2,000)	(20)	(600)
Kinder Morgan, Inc.,
Expires 11/01/19,
Strike Price $21.50	(10,000)	(100)	0
Kinder Morgan, Inc.,
Expires 11/22/19,
Strike Price $21.00	(62,700)	(627)	(2,508)
Kinder Morgan, Inc.,
Expires 11/22/19,
Strike Price $21.50	(111,000)	(1,110)	(1,110)
Kinder Morgan, Inc.,
Expires 11/29/19,
Strike Price $20.50	(100,000)	(1,000)	(16,000)
Kinder Morgan, Inc.,
Expires 11/29/19,
Strike Price $21.00	(59,900)	(599)	(3,594)

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)
Written Calls Option (continued)
Kinder Morgan, Inc.,
Expires 12/06/19,
Strike Price $21.00	(113,000)	(1,130)	$(10,170)
Kinder Morgan, Inc.,
Expires 12/13/19,
Strike Price $21.00	(101,000)	(1,010)	(11,110)
Kinder Morgan, Inc.,
Expires 12/20/19,
Strike Price $21.00	(209,700)	(2,097)	(29,358)
Magellan Midstream Partners LP,
Expires 11/15/19,
Strike Price $67.50	(104,000)	(1,040)	0
Magellan Midstream Partners LP,
Expires 11/15/19,
Strike Price $70.00	(1,000)	(10)	0
Magellan Midstream Partners LP,
Expires 01/17/20,
Strike Price $67.50	(72,300)	(723)	(10,122)
Marathon Petroleum Corp.,
Expires 11/01/19,
Strike Price $70.00	(31,000)	(310)	(310)
Marathon Petroleum Corp.,
Expires 11/22/19,
Strike Price $69.00	(25,000)	(250)	(15,500)
MPLX LP,
Expires 11/15/19,
Strike Price $28.00	(101,000)	(1,010)	(4,040)
MPLX LP,
Expires 11/15/19,
Strike Price $29.00	(21,000)	(210)	(210)
MPLX LP,
Expires 11/15/19,
Strike Price $30.00	(91,000)	(910)	0
MPLX LP,
Expires 12/20/19,
Strike Price $28.00	(113,000)	(1,130)	(15,820)
MPLX LP,
Expires 12/20/19,
Strike Price $30.00	(43,000)	(430)	(1,720)
MPLX LP,
Expires 01/17/20,
Strike Price $29.00	(50,000)	(500)	(5,000)
NuStar Energy LP,
Expires 11/15/19,
Strike Price $30.00	(12,000)	(120)	(480)
NuStar Energy LP,
Expires 12/20/19,
Strike Price $30.00	(25,400)	(254)	(3,810)
ONEOK, Inc.,
Expires 11/08/19,
Strike Price $71.00	(57,000)	(570)	(7,125)
Phillips 66,
Expires 11/01/19,
Strike Price $110.00	(16,000)	(160)	(108,800)
Phillips 66 Partners LP,
Expires 11/15/19,
Strike Price $60.00	(2,000)	(20)	(40)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2019

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)
Written Calls Option (continued)
Phillips 66 Partners LP,
Expires 12/20/19,
Strike Price $60.00	(93,000)	(930)	$(20,460)
Plains All American Pipeline LP,
Expires 11/01/19,
Strike Price $22.00	(98,000)	(980)	0
Royal Dutch Shell PLC,
Expires 11/01/19,
Strike Price $58.50	(39,000)	(390)	(1,950)
Royal Dutch Shell PLC,
Expires 11/01/19,
Strike Price $59.00	(9,000)	(90)	(720)
Royal Dutch Shell PLC,
Expires 11/08/19,
Strike Price $59.00	(38,000)	(380)	(6,650)
Royal Dutch Shell PLC,
Expires 11/22/19,
Strike Price $59.00	(61,000)	(610)	(15,250)
Shell Midstream Partners LP,
Expires 11/15/19,
Strike Price $22.00	(3,000)	(30)	(180)
Targa Resources Corp.,
Expires 11/15/19,
Strike Price $43.00	(51,000)	(510)	(8,670)
Targa Resources Corp.,
Expires 12/20/19,
Strike Price $44.00	(62,000)	(620)	(20,460)
Targa Resources Corp.,
Expires 12/20/19,
Strike Price $45.00	(6,000)	(60)	(1,350)
Western Midstream Partners LP,
Expires 11/15/19,
Strike Price $25.00	(51,000)	(510)	(1,530)
Williams Cos., Inc. (The),
Expires 11/01/19,
Strike Price $24.00	(52,000)	(520)	(520)
Williams Cos., Inc. (The),
Expires 11/08/19,
Strike Price $24.00	(51,000)	(510)	(1,020)
Williams Cos., Inc. (The),
Expires 11/15/19,
Strike Price $24.00	(50,000)	(500)	(1,500)
Written Put Options
Kinder Morgan, Inc.,
Expires 11/08/19,
Strike Price $20.00	(200,000)	(2,000)	(46,000)

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)
Written Put Options (continued)
Kinder Morgan, Inc.,
Expires 11/15/19,
Strike Price $20.00	(100,000)	(1,000)	$(31,000)
Magellan Midstream Partners LP,
Expires 11/15/19,
Strike Price $62.50	(22,000)	(220)	(33,000)
Magellan Midstream Partners LP,
Expires 11/15/19,
Strike Price $65.00	(52,500)	(525)	(196,875)
Marathon Petroleum Corp.,
Expires 11/01/19,
Strike Price $66.00	(11,000)	(110)	(17,820)
Marathon Petroleum Corp.,
Expires 11/08/19,
Strike Price $62.50	(42,000)	(420)	(28,140)
ONEOK, Inc.,
Expires 11/08/19,
Strike Price $67.50	(51,000)	(510)	(19,125)
ONEOK, Inc.,
Expires 11/15/19,
Strike Price $68.00	(40,000)	(400)	(37,200)
Phillips 66,
Expires 11/08/19,
Strike Price $105.00	(5,400)	(54)	(216)
Phillips 66,
Expires 11/08/19,
Strike Price $111.00	(41,000)	(410)	(18,450)
Phillips 66,
Expires 11/15/19,
Strike Price $112.00	(52,000)	(520)	(49,400)
Phillips 66 Partners LP,
Expires 11/15/19,
Strike Price $55.00	(52,000)	(520)	(26,000)
Plains All American Pipeline LP,
Expires 11/01/19,
Strike Price $19.00	(33,000)	(330)	(31,350)
TOTAL WRITTEN OPTIONS — (0.3)%
(Premiums Received $1,239,803)			$(994,539)

Abbreviations:

LP — Limited Partnership

*	Non-income producing security.
(1)	Substantially all the securities, or a portion thereof, have been pledged as collateral for line of credit borrowings, short sales and open written option contracts. The aggregate market value of the collateral at October 31, 2019 was $418,718,971.
(2)	American Depositary Receipts.
(3)	Subject to written call options.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2019

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2019.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$430,744,292	$—	$—	$430,744,292
Purchased Options	378,635	4,540	—	383,175
Total	$431,122,927	$4,540	$—	$431,127,467
Liability Valuation Inputs
Written Options	$971,103	$23,436	$—	$994,539
Total	$971,103	$23,436	$—	$994,539

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2019

InfraCap MLP ETF
Assets:
Investments, at cost	$511,621,173
Investments, at value	431,127,467
Cash	4,712,238
Due from brokers	2,230,855
Receivables:
Investment securities sold	8,806,785
Dividends and interest	851,680
Tax reclaim	9,516
Income tax	7,948,717
Total Assets	455,687,258
Liabilities:
Borrowings	119,386,608
Payables:
Investment securities purchased	381,413
Capital shares payable	2,699,073
Sub-Advisory fees	282,600
Written options, at value(a)	994,539
Other accrued expenses	6,862
Total Liabilities	123,751,095
Net Assets	$331,936,163
Net Assets Consist of:
Paid-in capital	$505,550,636
Total distributable earnings (accumulated deficit), net of income taxes	(173,614,473)
Net Assets	$331,936,163
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	74,100,004
Net asset value per share	$4.48
(a) Premiums received from written options	$1,239,803

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2019

InfraCap MLP ETF
Investment Income:
Distributions from master limited partnerships	$40,237,090
Dividend income	7,454,836
Interest income	50,674
Less: Return of capital distributions	(44,666,569)
Total Investment Income	3,076,031
Expenses:
Dividend and interest expenses	6,421,097
Sub-Advisory fees	4,223,872
Franchise tax expense	27,083
Total Expenses	10,672,052
Net Investment (Loss), Before Income Taxes	(7,596,021)
Income Tax Benefit (Expense)	(36,933)
Net Investment Income (Loss), Net of Income Taxes	(7,632,954)
Net Realized Gain (Loss) on:
Investments	(88,807,721)
Written options	3,156,010
Securities sold short	(6,864,002)
Total Net Realized Loss	(92,515,713)
Change in Net Unrealized Appreciation (Depreciation) on:
Investments	23,041,018
Written options	(1,544,214)
Securities sold short	4,161,902
Total Change in Net Unrealized Appreciation	25,658,706
Net Realized and Change in Unrealized Loss	(66,857,007)
Net Decrease in Net Assets Resulting from Operations	$(74,489,961)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	InfraCap MLP ETF
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss, net of income taxes	$(7,632,954)	$(11,937,750)
Net realized gain (loss) on investments, written options and securities sold short, net of income taxes	(92,515,713)	16,217,798
Net change in unrealized appreciation (depreciation) on investments, written options and securities sold short, net of income taxes	25,658,706	(42,308,052)
Net decrease in net assets resulting from operations	(74,489,961)	(38,028,004)
Distributions to Shareholders	—	—
Distributions to Shareholders from return of capital	(81,518,004)	(119,404,506)
Total distributions	(81,518,004)	(119,404,506)
Shareholder Transactions:
Proceeds from shares sold	37,768,962	250,592,039
Cost of shares redeemed	(87,646,286)	(60,217,441)
Net increase (decrease) in net assets resulting from shareholder transactions	(49,877,324)	190,374,598
Increase (decrease) in net assets	(205,885,289)	32,942,088
Net Assets:
Beginning of year	537,821,452	504,879,364
End of year	$331,936,163	$537,821,452
Changes in Shares Outstanding:
Shares outstanding, beginning of year	84,200,004	60,300,004
Shares sold	6,400,000	31,550,000
Shares redeemed	(16,500,000)	(7,650,000)
Shares outstanding, end of year	74,100,004	84,200,004

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows

For the Year Ended October 31, 2019

InfraCap MLP ETF
Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(74,489,961)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(727,865,532)
Proceeds from sales of investment securities	1,030,247,586
Net proceeds from purchased and written options	19,469,672
Net proceeds from securities sold short	47,087,737
Payments made to cover securities sold short	(85,181,990)
Net realized loss on investments	88,807,721
Net realized loss on securities sold shorts	6,864,002
Net realized gain on written options	(3,156,010)
Net change in unrealized appreciation on investments	(23,041,018)
Net change in unrealized appreciation on securities sold short	(4,161,902)
Net change in unrealized depreciation on written options	1,544,214
Decrease in deferred tax asset, net of valuation allowance	2,256,621
Increase in dividends receivable	(711,910)
Increase in income tax receivable	(2,381,460)
Decrease in Due from broker	8,579,968
Decrease in other accrued expenses	6,862
Decrease in sub-advisory fees payable	(203,394)
Net cash provided by operating activities	283,671,206
Cash Flows from Financing Activities:
Proceeds from borrowings	(113,124,966)
Payments for fund shares sold in excess of in-kind creations	(97,040,021)
Distributions paid	(81,518,004)
Net cash used in financing activities	(291,682,991)
Net decrease in cash	(8,011,785)
Cash, beginning of year	12,724,023
Cash, end of year	$4,712,238
Supplementary information:
Interest paid on borrowings	$5,666,634
Taxes paid	261,994
Non-cash financing activities:
In-kind creations — Issued	48,286,679
In-kind creations — Redeemed	—

The accompanying notes are an integral part of these financial statements.

Financial Highlights

	InfraCap MLP ETF
	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$6.39		$8.37		$10.63		$14.28		$24.21
Investment operations:
Net investment loss(1)	(0.10)		(0.15)		(0.17)		(0.08)		(0.06)
Net realized and unrealized loss	(0.79)		(0.32)		(0.01)		(1.49	)(2)	(7.84)
Total from investment operations	(0.89)		(0.47)		(0.18)		(1.57)		(7.90)
Less Distributions from:
Net investment income	(1.02)		—		(0.59)		—		(0.30)
Return of capital	—		(1.51)		(1.49)		(2.08)		(1.73)
Total distributions	(1.02)		(1.51)		(2.08)		(2.08)		(2.03)
Net Asset Value, End of year	$4.48		$6.39		$8.37		$10.63		$14.28
Net Asset Value Total Return(3)	(15.62)%		(7.65)%		(3.44)%		(8.60)%		(34.34)%
Net assets, end of year (000’s omitted)	$331,936		$537,821		$504,879		$119,606		$19,989
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, including deferred income tax expense/benefit	2.41	%(4)	2.40	%(5)	1.93	%(6)	1.36	%(7)	1.11	%(8)
Expenses, excluding deferred income tax expense/benefit	2.40	%(4)	2.39	%(5)	1.89	%(6)	1.58	%(7)	1.16	%(8)
Net investment loss	(1.72)%		(1.96)%		(1.73)%		(0.70)%		(0.36)%
Portfolio turnover rate(9)	136%		255%		104%		90%		60%

(1)	Based on average shares outstanding.
(2)	The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.
(3)	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year. Total return calculated for a period of less than one year is not annualized.
(4)	The ratios of expenses to average net assets include interest expense of 1.28% and dividend expense on securities sold short fees of 0.17%.
(5)	The ratios of expenses to average net assets include interest expense of 1.32% and dividend expense on securities sold short fees of 0.13%.
(6)	The ratios of expenses to average net assets includes interest expense fees of 0.94%.
(7)	The ratios of expenses to average net assets includes interest expense fees of 0.63%.
(8)	The ratios of expenses to average net assets includes interest expense fees of 0.21%.
(9)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2019

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

As of October 31, 2019, 11 funds of the Trust are offered for sale, of which InfraCap MLP ETF (the “Fund”) is reported in this annual report. The shares of the InfraCap MLP ETF are referred to herein as “Fund Shares” or “Shares”. The offering of Shares is registered under the Securities Act of 1933 (the “Securities Act”).

Fund	Commencement of Operations
InfraCap MLP ETF	October 1, 2014

The Fund’s investment objective is to seek total return primarily through investments in equity securities of publicly traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”). There is no guarantee that the Fund will achieve its objective(s).

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a) Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(c) Security Valuation

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities and Exchange-Traded Funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include options, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Notes to Financial Statements (continued)

October 31, 2019

(d) Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2019, is disclosed at the end of the Fund’s Schedule of Investments.

(e) Security Transactions, Investment Income and Return of Capital Estimates

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses are recognized on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

(f) Expenses

The Fund pays all of its expenses not assumed by Infrastructure Capital Advisors, LLC (the “Sub-Adviser”) or Virtus ETF Advisers LLC (the “Adviser”). General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

(g) Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

Notes to Financial Statements (continued)

October 31, 2019

(h) Distributions to Shareholders

Distributions to shareholders are declared and paid on a monthly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach based on the Fund’s net cash flow received from portfolio investments.

The estimated character of the distributions paid will either be a dividend (ordinary income eligible to be treated as qualified dividend income) or a return of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a return of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period.

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Virtus ETF Advisers, LLC (the “Adviser”) an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. For its services to the Fund, the Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $25,000, paid by the Sub-Adviser as described below.

Sub-Advisory Agreement

Infrastructure Capital Advisors, LLC (the “Sub-Adviser”) provides investment advice and management services to the Fund. Pursuant to an investment sub-advisory agreement among the Trust, the Sub-Adviser and the Adviser, the Sub-Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. The Sub-Adviser has agreed to pay all expenses of the Fund, except the Sub-Adviser’s fee, brokerage expenses, taxes, interest, litigation expenses, payments under any 12b-1 plan adopted by the Fund, and other non-routine or extraordinary expenses of the Fund.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Fund. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly owned subsidiary of Virtus.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

Affiliated Shareholders

At October 31, 2019, the Sub-Adviser held shares of the Fund which may be redeemed at any time that aggregated to the following:

Fund	Shares	% of shares outstanding
InfraCap MLP ETF	647,816	0.9%

Notes to Financial Statements (continued)

October 31, 2019

4. CREATION AND REDEMPTION TRANSACTIONS

The Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Fund’s Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Fund. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. FEDERAL INCOME TAX

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. Currently, the federal income tax rate for a corporation is 21 percent. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

As of October 31, 2019	Current	Deferred	Total
Federal	$(2,097,493)	$(14,498,466)	$(16,595,959)
State	(122,195)	(840,146)	(962,341)
Valuation Allowance	—	17,595,233	17,595,233
Total Tax Expense/(Benefit)	$(2,219,688)	$2,256,621	$36,933

Notes to Financial Statements (continued)

October 31, 2019

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of October 31, 2019
Deferred Tax Assets:
Net Operating Loss Carryforward	$3,591,028
Capital Loss Carryforward	21,510,738
Net Unrealized Loss on Investment	10,004,910
Other	161,445
Total Deferred Tax Assets	35,268,121
Less Valuation Allowance	(35,268,121)
Net Deferred Tax Assets	—

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years. The Fund has a current capital loss carryforward of $94,089,487 of which $1,077,957 expires in 2021, $1,089,837 of which expires in 2023 and $91,921,693 expires in 2024. The Tax Cuts and Jobs Act (TCJA) eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. Therefore, net operating losses that may be generated by the Fund this year and in the future are eligible to be carried forward indefinitely to offset income generated by the Fund in those years but are no longer eligible to be carried back. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. The Fund has a current net operating loss carryforward of $15,707,409 of which $987,995 can be carried back 2 years and carried forward until expiration in 2036. $7,801,883 cannot be carried back and will be carried forward indefinitely until it is utilized. The remaining $6,917,531 of the net operating loss carryforward cannot be carried back and will be carried forward indefinitely subject to the aforementioned 80% limitation.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant changes in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in an adjustment of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax (benefit)/expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows for the Fund:

	Amount	Rate
Income Tax (Benefit) at Statutory Rate	$(15,635,136)	21.00%
State Income Taxes (Net of Federal Benefit)	(1,386,315)	1.86%
Permanent Differences, Net	(197,744)	0.27%
Effect of State Tax Rate Change	412,578	(0.55)%
Provision to Return Adjustment	(788,616)	1.06%
Federal Income Tax Penalties	36,933	(0.05)%
Valuation Allowance	17,595,233	(23.63)%
Net Income Tax Expense/(Benefit)	$36,933	(0.04)%

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year from inception to October 31, 2019, the Fund has accrued penalties and interest of $36,933.

Notes to Financial Statements (continued)

October 31, 2019

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No U.S. federal or state income tax returns are currently under examination. The Fund’s tax years, October 31, 2016, October 31, 2017 and October 31, 2018, remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments excluding written options and securities sold short, for federal income tax purposes were as follows:

Fund	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap MLP ETF	$478,694,561	$9,688,263	$(52,957,256)	$(43,268,993)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the year ended October 31, 2019 were as follows:

Fund	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap MLP ETF	$783,904,330	$1,029,039,486	$48,286,679	$ —

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Fund may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are reported as part of change in unrealized gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Notes to Financial Statements (continued)

October 31, 2019

Transactions in derivative instruments reflected on the Statement of Assets and Liabilities at October 31, 2019, are:

Assets	Equity Risk
Investments*	$383,175

Liabilities	Equity Risk
Written options, at value	$994,539

*	Purchased option contracts are included in Investments on the Statement of Assets and Liabilities.

Transactions in derivative instruments reflected on the Statement of Operations during the year were as follows:

Net Realized Gain (Loss) on:	Equity Risk
Investments**	$8,352,867
Written options	3,156,010

**	Purchased option contracts are included in Net Realized Gain (Loss) on Investments on the Statement of Operations.
Change in Net Unrealized Appreciation (Depreciation) on:	Equity Risk
Investments***	$2,654,814
Written options	(1,544,214)

***	Purchased option contracts are included in Change in Net Unrealized Appreciation (Depreciation) on Investments in the Statement of Operations.

For the year ended October 31, 2019, the monthly average market value of the purchased options and written options contracts held by the Fund were $608,248 and $(2,219,363), respectively.

8. BORROWINGS

The Fund entered into a Lending Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank. Borrowings under the Agreement are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreement, the Bank may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the 3 Month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. The Agreement has an on-demand commitment term. For the year ended October 31, 2019, the average daily borrowings under the Agreement and the daily average interest rate were $150,827,806 and 3.66%, respectively.

At October 31, 2019, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$ 119,386,608	3.10%

9. INVESTMENT RISKS

As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and statement of additional information contain this and other important information.

MLP Risk

Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Notes to Financial Statements (continued)

October 31, 2019

10. 10% SHAREHOLDERS

As of October 31, 2019, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	% of Shares Outstanding	Number of Accounts
InfraCap MLP ETF	52%	3

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

October 31, 2019

To the Board of Trustees of ETFis Series Trust I and Shareholders of InfraCap REIT Preferred ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF and Virtus WMC Global Factor Opportunities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (nine of the funds constituting ETFis Series Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations, the statement of cash flows for Virtus InfraCap U.S. Preferred Stock ETF, the statements of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations, the cash flows for Virtus InfraCap U.S. Preferred Stock ETF, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Statement of Cash Flows	Financial Highlights
InfraCap REIT Preferred ETF	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	Not applicable	For the years ended October 31, 2019 and 2018, and the period from February 7, 2017 (commencement of operations) through October 31, 2017
Virtus Glovista Emerging Markets ETF	For the year ended October 31, 2019	For the year ended October 31, 2019 and the period from November 7, 2017 (commencement of operations) through October 31, 2018	Not applicable	For the year ended October 31, 2019 and the period from November 7, 2017 (commencement of operations) through October 31, 2018
Virtus InfraCap U.S. Preferred Stock ETF	For the year ended October 31, 2019	For the year ended October 31, 2019 and the period from May 15, 2018 (commencement of operations) through October 31, 2018	For the year ended October 31, 2019	For the year ended October 31, 2019 and the period from May 15, 2018 (commencement of operations) through October 31, 2018

Virtus LifeSci Biotech Clinical Trials ETF Virtus LifeSci Biotech Products ETF Virtus Newfleet Multi-Sector Bond ETF	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	Not applicable	For the years ended October 31, 2019, 2018 and 2017

Virtus Private Credit Strategy ETF Virtus Real Asset Income ETF	For the period from February 7, 2019 (commencement of operations) through October 31, 2019	For the period from February 7, 2019 (commencement of operations) through October 31, 2019	Not applicable	For the period from February 7, 2019 (commencement of operations) through October 31, 2019
Virtus WMC Global Factor Opportunities ETF	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018	Not applicable	For the year ended October 31, 2019 and 2018, and the period from October 10, 2017 (commencement of operations) through October 31, 2017

Report of Independent Registered Public Accounting Firm (continued)

October 31, 2019

The financial statements of Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF and Virtus Newfleet Multi-Sector Bond ETF as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Report of Independent Registered Public Accounting Firm (continued)

October 31, 2019

To the Board of Trustees of ETFis Series Trust I and Shareholders of InfraCap MLP ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of InfraCap MLP ETF (one of the funds constituting ETFis Series Trust I, hereafter referred to as the “Fund”) as of October 31, 2019, the related statement of operations and cash flows for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Trustees and Officers of the Trust (unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees of the Trust, their addresses, positions with the Trust, years of birth, length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees are set forth below. The SAI includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser (toll-free) at (888)-383-4184.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
James Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	13	Trustee (since 2018), Asset Management Fund (5 portfolios); Trustee (since 2015), Virtus ETF Trust II (2 portfolios)
Robert S. Tull Year of Birth: 1952	Trustee	Since Inception	Independent Consultant (since 2013); President (since 2017), ProcureAM, LLC.	13	Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Trustee (since 2018), Procure ETF Trust II
Stephen O’Grady Year of Birth: 1946	Trustee	Since 2014	Lead Market Maker (2011-2012), GFI Group; Partner (2004-2011), Kellogg Capital Markets.	13	Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Trustee (2013-2015), Greenhaven LLC; Trustee (since 2014), Acacia Group LLC; Trustee (since 2014), ETFS Trust (5 portfolios)
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer (since 2018), Final Compliance; Chief Compliance Officer (since 2018), Knight Vinke; General Counsel, CCO and COO (2014-2018), Shufro, Rose & Co., LLC; General Counsel and CCO (2011-2014), Constellation Wealth Advisers, LLC.	13	Trustee (since 2015), Virtus ETF Trust II (2 portfolios)
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012-2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2012), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	11	None

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Kevin J. Carr Year of Birth: 1954	Secretary	Since 2015
Vice President and Senior Counsel (2017 to present); Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi- Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; and Secretary (since 2015), ETFis Series Trust I and Virtus ETF Trust II.
				N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception
President (since 2013), Virtus ETF Advisers LLC; Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.
				N/A	N/A
Nancy J. Engberg Year of Birth: 1956	Chief Compliance Officer	Since 2015
Senior Vice President (since 2017); Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II.
				N/A	N/A

The address for each Trustee and officer is 1540 Broadway, 16th Floor, New York, NY 10036. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

*	As of October 31, 2019, the Fund Complex consisted of the Trust, which consisted of eleven portfolios—InfraCap REIT Preferred ETF, Virtus Glovista Emerging Markets ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi- Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF, Virtus WMC Global Factor Opportunities ETF and InfraCap MLP ETF, and Virtus ETF Trust II, which consisted of two portfolios—Virtus Newfleet Dynamic Credit ETF and Virtus Seix Senior Loan ETF.
**	William J. Smalley is an “interested person” as defined in the Investment Company Act of 1940, because he is an employee of the Adviser.

Supplemental Information (unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-PORT. The Funds’ Form N-PORT are available without charge, upon request, by calling toll-free at (888) 383-0553. Furthermore, you may obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted daily on the Funds’ website at www.virtusetfs.com.

The Funds’ premium/discount information for the most recently completed calendar year, and the most recently completed calendar quarters since that year is available by visiting www.virtusetfs.com or by calling (888) 383-4184.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (888) 383-0553, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.virtusetfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888) 383-0553 or by accessing the SEC’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended October 31, 2019, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

Funds	QDI	DRD
InfraCap REIT Preferred ETF	1.83%	0.05%
Virtus Glovista Emerging Markets ETF	77.36%	2.95%
Virtus InfraCap U.S. Preferred Stock ETF	16.69%	14.47%
Virtus LifeSci Biotech Clinical Trials ETF	0.00%	0.00%
Virtus LifeSci Biotech Products ETF	0.00%	0.00%
Virtus Newfleet Multi-Sector Bond ETF	0.00%	0.00%
Virtus Private Credit Strategy ETF	0.46%	2.40%
Virtus Real Asset Income ETF	74.81%	31.77%
Virtus WMC Global Factor Opportunities ETF	77.95%	31.57%

For the fiscal year ended October 31, 2019, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

Funds	Foreign Source Income Recognized	Foreign Tax Credit Pass-Through
InfraCap REIT Preferred ETF	—	—
Virtus Glovista Emerging Markets ETF	$374,418	$45,176
Virtus InfraCap U.S. Preferred Stock ETF	—	—
Virtus LifeSci Biotech Clinical Trials ETF	—	—
Virtus LifeSci Biotech Products ETF	—	—
Virtus Newfleet Multi-Sector Bond ETF	—	—
Virtus Private Credit Strategy ETF	—	—
Virtus Real Asset Income ETF	—	—
Virtus WMC Global Factor Opportunities ETF	—	—

c/o VP Distributors, LLC
One Financial Plaza
Hartford, Connecticut 06103

8572(12/19)

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. Pursuant to Item 13(a)(1), a copy of registrant’s amended code of ethics has been filed with the Commission. During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant's board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $183,800 and $161,100 respectively, for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019.

Audit-Related Fees

(b)	No fees were billed in the registrant’s fiscal years ended October 31, 2018 and October 31, 2019 for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

The aggregate fees billed for assurance and related services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, that are reasonably related to the performance of the audit of the registrant’s financial statements were $250,413 and $58,000, respectively, for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning were $131,150 and $148,750 respectively, for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019.

The aggregate fees billed for professional services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, for tax compliance, tax advice, and tax planning were $545,065 and $600,175, respectively, for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statements, review of year-end distributions by the Funds to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Funds’ federal income tax returns.

All Other Fees.

(d)	The aggregate fees billed for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $10,423 and $15,435, respectively, for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019.

The aggregate fees billed for products and services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, other than the services reported in paragraphs (a) through (c) of this Item, were $413,519 and 103,294, respectively for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended October 31, 2018 and October 31, 2019, aggregate non-audit fees of $1,100,157 and $867,654, respectively, were billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Stephen G. O’Grady, James A. Simpson, Robert S. Tull, Jr. and Myles Edwards.
(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)      Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is incorporated by reference to registrant’s Form N-CSR, filed January 8, 2018 (https://www.sec.gov/Archives/edgar/data/1559109/000089109218000125/e76565ex99code-eth.htm).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETFis Series Trust I

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(principal executive officer)

Date	1/2/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(principal executive officer)

Date	1/2/2020

By (Signature and Title)*	/s/ Brinton W. Frith
Brinton W. Frith, Treasurer and Principal Financial Officer
(principal financial officer)

Date	1/2/2020

* Print the name and title of each signing officer under his or her signature.